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                                                                     Exhibit 4.1












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                                                                  EXECUTION COPY








                         POOLING AND SERVICING AGREEMENT




                                   Relating to


                   ACCESS FINANCIAL MORTGAGE LOAN TRUST ______



                                      Among





                         ACCESS FINANCIAL LENDING CORP.,
                         as Seller and Master Servicer,



                                       and



                  ____________________________________________
                                   as Trustee




                             Dated as of ___________








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                                TABLE OF CONTENTS
                         (Not a Part of this Agreement)

                                                                       Page

Parties ..............................................................    1
Recitals .............................................................    1

ARTICLE I    DEFIN1TIONS; RULES OF CONSTRUCTION ......................    1

           1.1.  Definitions .........................................    1
                         Access Financial Loan Purchase Trust ........    1
                         Account .....................................    2
                         Accrual Period ..............................    2
                         Addition Notice .............................    2
                         Affiliate ...................................    2
                         Agreement ...................................    2
                         Appraised Value .............................    2
                         Auction Call ................................    2
                         Authorized Officer ..........................    2
                         Base Group I Principal Distribution
                             Amount ..................................    3
                         Base Group II Principal Distribution
                             Amount ..................................    3
                         Business Day ................................    3
                         Capitalized Interest Account ................    3
                         Carry-Forward Amount ........................    3
                         Certificate .................................    4
                         Certificate Account .........................    4
                         Certificate Insurance Policy ................    4
                         Certificate Insurer .........................    4
                         Certificateholder ...........................    4
                         Class .......................................    4
                         Class A Certificates ........................    4
                         Class A Group I Certificates ................    4
                         Class A Group I Distribution Account ........    4
                         Class A Group II Distribution Account .......    5
                         Class A-1 Distribution Amount ...............    5
                         Class A-1 Group I Certificates ..............    5
                         Class A-1 Interest Carry-Forward Amount .....    5
                         Class A-1 Interest Distribution Amount ......    5
                         Class A-1 Pass-Through Rate .................    5
                         Class A-1 Principal Balance .................    5
                         Class A-1 Principal Carry-Forward
                             Amount ..................................    5
                         Class A-1 Principal Distribution Amount .....    6
                         Class A-1 Termination Date ..................    6
                         Class A-2 Distribution Amount ...............    6
                         Class A-2 Group I Certificates ..............    6
                         Class A-2 Interest Carry-Forward Amount .....    6
                         Class A-2 Interest Distribution Amount ......    7
                         Class A-2 Pass-Through Rate .................    7
                         Class A-2 Principal Balance .................    7





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                                                                       Page

                         Class A-2 Principal Carry-Forward
                             Amount...................................    7
                         Class A-2 Principal Distribution Amount......    7
                         Class A-2 Termination Date...................    7
                         Class A-3 Distribution Amount................    7
                         Class A-3 Group I Certificates...............    8
                         Class A-3 Interest Carry-Forward Amount......    8
                         Class A-3 Interest Distribution Amount.......    8
                         Class A-3 Pass-Through Rate..................    8
                         Class A-3 Principal Balance..................    8
                         Class A-3 Principal Carry-Forward
                             Amount...................................    8
                         Class A-3 Principal Distribution Amount......    8
                         Class A-3 Termination Date...................    9
                         Class A-4 Distribution Amount................    9
                         Class A-4 Group I Certificates...............    9
                         Class A-4 Interest Carry-Forward Amount......    9
                         Class A-4 Interest Distribution Amount.......    9
                         Class A-4 Pass-Through Rate..................    9
                         Class A-4 Principal Balance..................    9
                         Class A-4 Principal Carry-Forward
                             Amount...................................   10
                         Class A-4 Principal Distribution Amount......   10
                         Class A-5 Distribution Amount................   10
                         Class A-5 Group I Certificates...............   10
                         Class A-5 Interest Carry-Forward Amount......   10
                         Class A-5 Interest Distribution Amount.......   11
                         Class A-5 Pass-Through Rate..................   11
                         Class A-5 Principal Balance..................   11
                         Class A-5 Principal Carry-Forward
                             Amount...................................   11
                         Class A-5 Principal Distribution Amount......   11
                         Class A-6 Distribution Account...............   11
                         Class A-6 Distribution Amount................   11
                         Class A-6 Formula Distribution Amount........   12
                         Class A-6 Formula Pass-Through Rate..........   12
                         Class A-6 Full Distribution Amount...........   12
                         Class A-6 Full Interest Distribution
                             Amount...................................   12
                         Class A-6 Interest Carry-Forward Amount......   12
                         Class A-6 Interest Distribution Amount.......   12
                         Class A-6 Pass-Through Rate..................   13
                         Class A-6 Principal Balance..................   13
                         Class A-6 Principal Carry-Forward
                             Amount...................................   13
                         Class A-6 Principal Distribution Amount......   13
                         Class A-6 Group II Certificates..............   13
                         Class B Certificates.........................   13
                         Class B Group I Carry-Forward Amount.........   13
                         Class B Group I Certificates.................   14
                         Class B Group I Distribution Account.........   14





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                                                                       Page

                         Class B Group I Distribution Amount .........   14
                         Class B Group I Interest ....................   14
                         Class B Group I Interest Distribution
                             Amount ..................................   14
                         Class B Group I Principal Balance ...........   14
                         Class B Group II Carry-Forward Amount .......   15
                         Class B Group II Certificates ...............   15
                         Class B Group II Distribution Account .......   15
                         Class B Group II Distribution Amount ........   15
                         Class B Group II Interest ...................   15
                         Class B Group II Interest Distribution
                             Amount ..................................   15
                         Class B Group II Principal Balance ..........   16
                         Class BI-S Certificate ......................   16
                         Class BII-S Certificate .....................   16
                         Class LT1 Certificates ......................   17
                         Class LT2 Certificates ......................   17
                         Class LT3 Certificates ......................   17
                         Class LT4 Certificates ......................   17
                         Class LT5 Certificates ......................   17
                         Class LT6 Certificates ......................   17
                         Class RL Certificates .......................   17
                         Class RU Certificates .......................   17
                         Code ........................................   17
                         Compensating Interest .......................   17
                         Coupon Rate .................................   17
                         Cumulative Net Realized Losses ..............   17
                         Cut-Off Date ................................   17
                         Delinquency Advance .........................   18
                         Delinquent ..................................   18
                         Delivery Order ..............................   18
                         Depository ..................................   18
                         Designated Depository Institution ...........   18
                         Designated Residual Holder ..................   19
                         Determination Date ..........................   19
                         Disqualified Organization ...................   19
                         Distribution Accounts .......................   19
                         Eligible Investments ........................   19
                         Event of Default ............................   19
                         Excess Pre-Funding Earnings .................   19
                         FDIC ........................................   20
                         FHLMC .......................................   20
                         File ........................................   20
                         First Mortgage Loan .........................   20
                         FNMA ........................................   20
                         Group I .....................................   20
                         Group I Allocable Losses ....................   20
                         Group I Available Funds .....................   20
                         Group I Capitalized Interest
                             Requirement .............................   20
                         Group I Certificates ........................   21





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                                                                       Page

                         Group I Cumulative Crossover Amount .........   21
                         Group I Cumulative Net Realized Losses ......   21
                         Group I Excess Subordinated Amount ..........   21
                         Group I Insured Distribution Amount .........   21
                         Group I Insured Interest Distribution
                             Amount ..................................   21
                         Group I Insured Payment .....................   21
                         Group I Insured Principal Distribution
                             Amount ..................................   22
                         Group I Interest Remittance Amount ..........   22
                         Group I Maximum Collateral Amount ...........   22
                         Group I Monthly Remittance ..................   22
                         Group I Mortgage Loans ......................   22
                         Group I Pre-Funding Earnings ................   22
                         Group I Pool Delinquency Rate ...............   23
                         Group I Pool Principal Balance ..............   23
                         Group I Premium Amount ......................   23
                         Group I Principal Distribution Amount .......   23
                         Group I Principal Remittance Amount .........   23
                         Group I Rolling Three Month Delinquency
                             Rate ....................................   23
                         Group I Shortfall Amount ....................   24
                         Group I Specified Subordinated Amount .......   24
                         Group I Subordinated Amount .................   24
                         Group I Subordination Deficiency Amount .....   24
                         Group I Subordination Deficit ...............   24
                         Group I Subordination Increase Amount .......   25
                         Group I Subordination Reduction Amount ......   25
                         Supplemental Interest Payment Account .......   25
                         Group I Total Available Funds ...............   25
                         Group I Trustee's Fee .......................   25
                         Group II Allocable Losses ...................   25
                         Group II Available Funds ....................   25
                         Group II Base Subordinated Amount ...........   26
                         Group II Capitalized Interest
                             Requirement .............................   26
                         Group II Certificates .......................   26
                         Group II Cumulative Crossover Amount ........   26
                         Group II Cumulative Net Realized Losses ......  26
                         Group II Excess Subordinated Amount .........   26
                         Group II ....................................   26
                         Group II Insured Distribution Amount ........   26
                         Group II Insured Interest Distribution
                             Amount ..................................   26
                         Group II Insured Payment ....................   26
                         Group II Insured Principal Distribution
                             Amount ..................................   27
                         Group II Interest Remittance Amount .........   27
                         Group II Monthly Remittance .................   27
                         Group II Mortgage Loans .....................   27
                         Group II Pool Delinquency Rate ..............   27





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                                                                       Page

                         Group II Pool Principal Balance .............   27
                         Group II Premium Amount .....................   27
                         Group II Principal Distribution Amount ......   28
                         Group II Principal Remittance Amount ........   28
                         Group II Rolling Three Month Delinquency
                             Rate ....................................   28
                         Group II Shortfall Amount ...................   28
                         Group II Specified Subordinated Amount ......   28
                         Group II Subordinated Amount ................   28
                         Group II Subordination Deficiency
                             Amount ..................................   29
                         Group II Subordination Deficit ..............   29
                         Group II Subordination Increase Amount ......   29
                         Group II Subordination Reduction Amount .....   29
                         Supplemental Interest Payment Account .......   29
                         Group II Total Available Funds ..............   29
                         Group II Trigger Event ......................   29
                         Group II Trustee's Fee ......................   29
                         Highest Lawful Rate .........................   30
                         Initial Mortgage Loans ......................   30
                         Insurance Agreement .........................   30
                         Insurance Policy ............................   30
                         Insurance Proceeds ..........................   30
                         Insured Payment .............................   30
                         Interest Advance ............................   30
                         Interest Advance Reimbursement Amount .......   30
                         Interest Determination Date .................   30
                         LIBOR .......................................   30
                         Liquidated Loan .............................   31
                         Liquidation Expenses ........................   31
                         Liquidation Proceeds ........................   31
                         Loan Balance ................................   31
                         Loan Purchase Price .........................   31
                         Loan-to-Value Ratio .........................   32
                         London Business Day .........................   32
                         Lower Tier Distribution Amount ..............   32
                         Lower-Tier Interests ........................   32
                         Lower-Tier REMIC ............................   32
                         Master Servicer .............................   32
                         Master Servicer's Trust Receipt .............   32
                         Master Servicing Fee ........................   32
                         Monthly Remittance ..........................   32
                         __________ ..................................   33
                         Mortgage ....................................   33
                         Mortgage Loan ...............................   33
                         Mortgage Loan Group .........................   33
                         Mortgage Loan Schedules .....................   33
                         Mortgagor ...................................   34
                         Net Insurance Proceeds ......................   34
                         Net Liquidation Proceeds ....................   34
                         Net Proceeds ................................   34





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                                                                       Page

                         Net Realized Loss ...........................   34
                         Net Released Mortgage Property Proceeds .....   34
                         Net Weighted Average Coupon Rate ............   34
                         Nonrecoverable Advances .....................   34
                         Note ........................................   35
                         Officer's Certificate .......................   35
                         Operative Documents .........................   35
                         Original Aggregate Pre-Funded Amount ........   35
                         Original Group I Pool Principal Balance .....   35
                         Original Group II Pool Principal
                             Balance .................................   35
                         Original Pool Principal Balance .............   35
                         Original Principal Balance ..................   35
                         Outstanding .................................   35
                         Overfunded Interest Amount ..................   36
                         Owner .......................................   37
                         Payment Date ................................   37
                         Percentage Interest .........................   37
                         Person ......................................   37
                         Pool Delinquency Rate .......................   37
                         Pool Principal Balance ......................   37
                         Pool Rolling Three Month Delinquency
                             Rate ....................................   37
                         Pre-Funded Amount ...........................   37
                         Pre-Funding Account .........................   37
                         Pre-Funding Period ..........................   37
                         Preference Amount ...........................   38
                         Premium Amount ..............................   39
                         Prepayment ..................................   39
                         Preservation Expenses .......................   39
                         Principal and Interest Account ..............   39
                         Principal Balance ...........................   39
                         Principal Remittance Amounts ................   40
                         Prohibited Transaction ......................   40
                         Property ....................................   40
                         Prospectus ..................................   40
                         Prospectus Supplement .......................   40
                         Qualified Liquidation .......................   40
                         Qualified Mortgage ..........................   40
                         Qualified Replacement Mortgage ..............   40
                         Rating Agency ...............................   41
                         Record Date .................................   41
                         Reference Banks .............................   41
                         Register ....................................   42
                         Registration Statement ......................   42
                         Reimbursable Advances .......................   42
                         Released Mortgaged Property Proceeds ........   42
                         REMIC .......................................   42
                         REMIC Provisions ............................   42
                         REMIC Reporting Fee .........................   42
                         REMIC Trust .................................   42





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                                                                       Page

                         Remittance Date..............................   42
                         Remittance Period............................   42
                         REO Property.................................   43
                         Replacement Cut-Off Date.....................   43
                         Representation Letter........................   43
                         Reserve Interest Rate........................   43
                         Residual Certificate.........................   43
                         ___ .........................................   43
                         Second Mortgage Loan.........................   43
                         Seller.......................................   43
                         Senior Lien..................................   43
                         Servicing Advance............................   43
                         Servicing Standards..........................   44
                         Startup Day..................................   44
                         Sub-Servicer.................................   44
                         Sub-Servicing Agreement......................   44
                         Subsequent Cut-Off Date......................   44
                         Subsequent Mortgage Loans....................   44
                         Subsequent Transfer Agreement................   44
                         Subsequent Transfer Date.....................   44
                         Substitution Amount..........................   44
                         Supplemental Interest Payment Amount.........   44
                         Supplemental Interest Trust..................   44
                         Tax Matters Person...........................   44
                         Trust........................................   44
                         Trust Estate.................................   45
                         Trustee......................................   45
                         Trustee's Fee................................   45
                         Underwriters.................................   45
                         Unregistered Certificate.....................   45
                         Upper-Tier REMIC.............................   45
           1.2.  Use of Words and Phrases.............................   45
           1.3.  Captions; Table of Contents..........................   46
           1.4.  Opinions.............................................   46
           1.5.  Calculations.........................................   46

ARTICLE II               THE TRUST....................................   46

           2.1.  Establishment of the Trust...........................   46
           2.2.  Office  .............................................   46
           2.3.  Purpose and Powers...................................   47
           2.4.  Appointment of the Trustee; Declaration of
                         Trust........................................   47
           2.5.  Expenses of the Trust................................   47
           2.6.  Ownership of the Trust...............................   47
           2.7.  Receipt of Trust Estate..............................   47
           2.8.  Miscellaneous REMIC Provisions.......................   48

ARTICLE III              REPRESENTATIONS, WARRANTIES AND
                         COVENANTS OF THE SELLER AND THE MASTER
                         SERVICER; CONVEYANCE OF MORTGAGE LOANS.......   49





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                                                                       Page


           3.1.  Representations and Warranties of the
                         Seller and the Master Servicer...............   49
           3.2.  Covenants of the Seller to Take Certain
                         Actions with Respect to the Mortgage
                         Loans in Certain Situations..................   54
           3.3.  Conveyance of the Initial Mortgage Loans
                         and Qualified Replacement Mortgages..........   66
           3.4.  Acceptance by Trustee; Certain
                         Substitutions of Mortgage Loans;
                         Certification by Trustee.....................   70
           3.5.  Cooperation Procedures...............................   73
           3.6.  Conveyance of the Subsequent Mortgage
                         Loans........................................   73

ARTICLE IV               ISSUANCE AND SALE OF CERTIFICATES............   76

           4.1.  Issuance of Certificates.............................   76
           4.2.  Sale of Certificates.................................   76

ARTICLE V                CERTIFICATES AND TRANSFER OF INTERESTS.......   77

           5.1.  Terms   .............................................   77
           5.2.  Forms   .............................................   77
           5.3.  Execution, Authentication and Delivery...............   78
           5.4.  Registration and Transfer of Certificates............   78
           5.5.  Mutilated, Destroyed, Lost or Stolen
                         Certificates.................................   80
           5.6.  Persons Deemed Owners................................   81
           5.7.  Cancellation.........................................   81
           5.8.  Limitation on Transfer of Ownership
                         Rights.......................................   81
           5.9.  Assignment of Rights.................................   83

ARTICLE VI               COVENANTS....................................   83

           6.1.  Distributions........................................   83
           6.2.  Money for Distributions to be Held in
                         Trust; Withholding...........................   83
           6.3.  Protection of Trust Estate...........................   84
           6.4.  Performance of Obligations...........................   85
           6.5.  Negative Covenants...................................   85
           6.6.  No Other Powers......................................   85
           6.7.  Limitation of Suits..................................   86
           6.8.  Unconditional Rights of Owners to Receive
                         Distributions................................   86
           6.9.  Rights and Remedies Cumulative.......................   87
           6.10.  Delay or Omission Not Waiver........................   87
           6.11.  Control by Owners...................................   87

ARTICLE VII              ACCOUNTS, FLOW OF FUNDS, DISTRIBUTIONS
                         AND REPORTS..................................   88





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                                                                       Page

           7.1.  Collection of Money..................................   88
           7.2.  Establishment of Accounts............................   88
           7.3.  Flow of Funds........................................   88
           7.4.  Investment of Accounts...............................   95
           7.5.  Eligible Investments.................................   96
           7.6.  Reports by Trustee...................................   97
           7.7.  Drawings under the Certificate Insurance
                         Policy and Reports by Trustee................  102
           7.8.  Allocation of Realized Losses........................  103
           7.9.  Supplemental Interest Payments.......................  103
           7.10.  Pre-Funding Account and Capitalized
                         Interest Account.............................  105

ARTICLE VIII             TERMINATION OF TRUST.........................  106

           8.1.  Termination of Trust.................................  106
           8.2.  Termination Upon Option of the Seller................  107
           8.3.  Auction Call.........................................  107
           8.4.  Disposition of Proceeds..............................  109

ARTICLE IX               THE TRUSTEE..................................  109

           9.1.  Certain Duties and Responsibilities..................  109
           9.2.  Removal of Trustee for Cause.........................  111
           9.3.  Certain Rights of the Trustee........................  113
           9.4.  Not Responsible for Recitals or Issuance
                         of Certificates..............................  114
           9.5.  May Hold Certificates................................  114
           9.6.  Money Held in Trust..................................  114
           9.7.  Compensation and Reimbursement.......................  114
           9.8.  Corporate Trustee Required; Eligibility..............  115
           9.9.  Resignation and Removal; Appointment of
                         Successor....................................  115
           9.10.  Acceptance of Appointment by Successor
                         Trustee......................................  116
           9.11.  Merger, Conversion, Consolidation or
                         Succession to Business of the Trustee........  117
           9.12.  Reporting; Withholding..............................  117
           9.13.  Liability of the Trustee............................  118
           9.14.  Appointment of Co-Trustee or Separate
                         Trustee......................................  118

ARTICLE X                SERVICING AND ADMINISTRATION OF MORTGAGE
                         LOANS........................................  120

           10.1.  General Servicing Procedures........................  120
           10.2.  Collection of Certain Mortgage Loan
                         Payments.....................................  123
           10.3.  Sub-Servicing Agreements Between Master
                         Servicer and Sub-Servicers...................  123
           10.4.  Successor Sub-Servicers.............................  124





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                                                                       Page

           10.5.  Liability of Master Servicer........................  124
           10.6.  No Contractual Relationship Between
                         Sub-Servicer and Trustee or the Owners.......  124
           10.7.  Assumption or Termination of
                         Sub-Servicing Agreement by Trustee...........  124
           10.8.  Principal and Interest Account......................  125
           10.9.  Delinquency Advances and Servicing
                         Advances.....................................  128
           10.10.  Compensating Interest..............................  129
           10.11.  Maintenance of Insurance...........................  129
           10.12.  Due-on-Sale Clauses; Assumption and
                         Substitution Agreements......................  131
           10.13.  Realization Upon Defaulted Mortgage
                         Loans........................................  131
           10.14.  Trustee to Cooperate; Release of Files.............  133
           10.15.  Master Servicing Compensation......................  135
           10.16.  Annual Statement as to Compliance..................  135
           10.17.  Annual Independent Certified Public
                         Accountants' Reports.........................  135
           10.18.  Access to Certain Documentation and
                         Information Regarding the Mortgage
                         Loans; Confidentiality.......................  136
           10.19.  Assignment of Agreement............................  136
           10.20.  Inspections by Certificate Insurer and
                         Account Parties; Errors and Omissions
                         Insurance....................................  136
           10.21.  Financial Statements...............................  137
           10.22.  REMIC .............................................  137
           10.23.  The Designated Depository Institution..............  138
           10.24.  Appointment of Custodian...........................  138

ARTICLE XI               EVENTS OF DEFAULT; REMOVAL OF MASTER
                         SERVICER; MERGER.............................  138

           11.1.  Removal of Master Servicer; Resignation
                         of Master Servicer...........................  138
           11.2.  Merger, Conversion, Consolidation or
                         Succession to Business of Master
                         Servicer.....................................  143

ARTICLE XII              MISCELLANEOUS................................  144

           12.1.  Compliance Certificates and Opinions................  144
           12.2.  Form of Documents Delivered to the
                         Trustee......................................  144
           12.3.  Acts of Owners......................................  145
           12.4.  Notices, etc. to Trustee............................  146
           12.5.  Notices and Reports to Owners; Waiver of
                         Notices......................................  146
           12.6.  Rules by Trustee and Seller.........................  147
           12.7.  Successors and Assigns..............................  147





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           12.8.  Severability........................................  147
           12.9.  Benefits of Agreement...............................  147
           12.10.  Legal Holidays.....................................  147
           12.11.  Governing Law......................................  147
           12.12.  Counterparts.......................................  147
           12.13.  Usury .............................................  147
           12.14.  Amendment..........................................  148
           12.15.  The Certificate Insurer............................  149
           12.16.  REMIC Status; Taxes................................  149
           12.17.  Additional Limitation on Action and
                         Imposition of Tax............................  151
           12.18.  Appointment of Tax Matters Person..................  152
           12.19.  Notices............................................  152
           12.20.  Grant of Security Interest.........................  153
           12.21.  Indemnification....................................  154


EXHIBIT A-1 --               Form of Class A-1 Group I Certificate
EXHIBIT A-2 --               Form of Class A-2 Group I Certificate
EXHIBIT A-3 --               Form of Class A-3 Group I Certificate
EXHIBIT A-4 --               Form of Class A-4 Group I Certificate
EXHIBIT A-5 --               Form of Class A-5 Group I Certificate
EXHIBIT A-6 --               Form of Class A-6 Group II Certificate
EXHIBIT B-1 --               Form of Class B Group I Certificate
EXHIBIT B-2 --               Form of Class B Group II Certificate
EXHIBIT B-3 --               Form of Class BI-S Certificate
EXHIBIT B-4 --               Form of Class BII-S Certificate
EXHIBIT C-1 --               Form of Class RL Certificate
EXHIBIT C-2 --               Form of Class RU Certificate
EXHIBIT D --                 Form of Transfer Certificate
EXHIBIT E --                 Form of Residual Certificate Tax Matters
                             Transfer Certificate
EXHIBIT F --                 Form of Master Servicer's Trust Receipt
EXHIBIT G --                 Form of Liquidation Report
EXHIBIT H --                 Form of Delivery Order
EXHIBIT I --                 Officer's Certificate
EXHIBIT J --                 Form of Certificate Regarding Prepaid Loans
EXHIBIT K --                 Form of Initial Trustee Certification
EXHIBIT L --                 Form of Interim Trustee Certification
EXHIBIT M --                 Form of Final Trustee Certification
EXHIBIT N --                 Auction Procedures
EXHIBIT O --                 Form of Trustee Request for Class A-6
                             Formula Interest Shortfall





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                  POOLING AND SERVICING AGREEMENT,  relating to ACCESS FINANCIAL
MORTGAGE  LOAN  TRUST  _______,   dated  as  of   ____________,   by  and  among
________________________________, ACCESS FINANCIAL LENDING CORP., a Delaware corporation, as Seller (in such capacity, the "Seller") and as Master Servicer (in such capacity, the "Master Servicer"), and _______________________________,
a national banking association, in its capacity as trustee (the "Trustee").

                  WHEREAS, the Seller wishes to establish a trust and two sub-trusts and provide for the allocation and sale of the beneficial interests therein and the maintenance and distribution of the trust estate;

                  WHEREAS, the Seller wishes to convey the Mortgage Loans to the Trust;

                  WHEREAS, the Master Servicer has agreed to service the Mortgage Loans, which constitute the principal assets of the trust estate;

                  WHEREAS, all things necessary to make the Certificates, when executed and authenticated by the Trustee, valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done; and

                  WHEREAS, ___________, is willing to serve in the capacity of Trustee hereunder.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee hereby agree as follows:

                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION


                  Section 1.1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

                  "Access Financial Loan Purchase Trust": The trusts, collectively, created by the Second Amended and Restated Pooling and Servicing Agreement dated as of February 1, 1994, among the Trustee, the Seller and Electronic Data Systems Corporation and the Pooling and Servicing Agreement, dated as of January 1, 1995 among the Trustee, the Seller and LSI.

                  "Account":   The  Certificate  Account,   each  Principal  and
Interest Account and each Distribution Account including any sub-Accounts created pursuant to Section 7.2.

                  "Accrual Period": With respect to the Class A-2, A-3, A-4 and A-5 Certificates and any Payment Date, the period from and including the second day of the calendar month immediately preceding such Payment Date to and including the first day of the calendar month in which such Payment Date occurs; with respect to the Class A-1 and A-6 Certificates and any Payment Date, the period from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the Startup Day) to and including the day immediately preceding such Payment Date.

                  "Addition Notice": With respect to the transfer of Subsequent Mortgage Loans to the Trust pursuant to Section 3.6(b) of this Agreement, notice, which shall be given not later than five Business Days prior to the related Subsequent Transfer Date, of the Seller's designation of Subsequent Mortgage Loans to be sold to the Trust and the aggregate Loan Balance of such Subsequent Mortgage Loans.

                  "Affiliate":  With respect to any specified Person,  any other
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement": This Pooling and Servicing Agreement, as it may be amended from time to time, and including the Exhibits hereto.

                  "Appraised Value": The appraised value of any Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, or, in the case of a Mortgage Loan which is a purchase money mortgage, the sales price of the Property at such time of origination, if such sales price is less than such appraised value.

                  "Auction Call":  As defined in Section 8.3 hereof.

                  "Authorized Officer": With respect to any Person, any person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon such Person and, with respect to the Trustee, the Seller, and the Master Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered on the Startup Day.

                  "Base Group I Principal Distribution Amount": As to any Payment Date, an amount equal to (x) the sum, without duplication, of (i) the principal portion of all scheduled and unscheduled payments received by the Master Servicer on the Group I Mortgage Loans during the related Remittance Period, including any Prepayments and any Net Proceeds, (ii) the principal portion of all Substitution Amounts and the principal portion of all Loan Purchase Prices deposited into the Principal and Interest Accounts with respect to the Group I Mortgage Loans on the related Remittance Date, and (iii) the proceeds received by the Trustee with respect to the Group I Mortgage Loans in connection with any termination of the Trust pursuant to Article VIII hereof, to the extent such proceeds relate to principal, minus (y) the amount of any Group I Subordination Reduction Amount for such Payment Date.

                  "Base Group II Principal Distribution Amount": As to any Payment Date, an amount equal to (x) the sum, without duplication, of (i) the principal portion of all scheduled and unscheduled payments received by the Master Servicer on the Group II Mortgage Loans during the related Remittance Period, including any Prepayments and any Net Proceeds, (ii) the principal portion of all Substitution Amounts and the principal portion of all Loan Purchase Prices deposited into the Principal and Interest Accounts with respect to the Group II Mortgage Loans on the related Remittance Date, and (iii) the proceeds received by the Trustee with respect to the Group II Mortgage Loans in connection with any termination of the Trust pursuant to Article VIII hereof, to the extent such proceeds relate to principal, minus (y) the amount of any Group II Subordination Reduction Amount for such Payment Date.


                  "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the State of New York, the state in which the principal corporate office or bank of the Master Servicer is located or in the state in which the principal corporate trust office of the Trustee is located, which initially is ____________, ____________, are authorized or obligated by law or executive order to be closed.

                  "Capitalized  Interest  Account":   The  Capitalized  Interest
Account established in accordance with Section 7.2 hereof and maintained by the Trustee.

                  "Carry-Forward Amount": The Class A-1 Interest Carry-Forward Amount, the Class A-2 Interest Carry-Forward Amount, the Class A-3 Interest Carry-Forward Amount, the Class A-4 Interest Carry-Forward Amount, the Class A-5 Interest Carry-Forward Amount, the Class A-6 Interest Carry-Forward Amount, the Class A-1 Principal Carry-Forward Amount, the Class A-2 Principal Carry-Forward Amount, the Class A-3

Principal Carry-Forward Amount, the Class A-4 Principal Carry-Forward Amount, the Class A-5 Principal Carry-Forward Amount, the Class A-6 Principal Carry-Forward Amount, the Class B Group I Carry-Forward Amount or the Class B Group II Carry-Forward Amount.

                  "Certificate": Any one of the Class A-1 Group I Certificates, Class A-2 Group I Certificates, Class A-3 Group I Certificates, Class A-4 Group I Certificates, Class A-5 Group I Certificates, Class A-6 Group II Certificates, Class B Group I Certificates, Class B Group II Certificates, Class BI-S Certificates, Class BII-S Certificates or the Residual Certificates.

                  "Certificate   Account":   The  account   designated   as  the
Certificate Account pursuant to Section 7.2 hereof.

                  "Certificate   Insurance  Policy":  The  certificate  guaranty
surety bond number __________ issued by the Certificate Insurer to the Trustee for the benefit of the Owners of the Class A Certificates.

                  "Certificate Insurer": Financial Guaranty Insurance Company, a New York stock insurance company.

                  "Certificateholder": As of any date and with respect to any Certificate, the Person in whose name such Certificate is registered on the Register on such date.

                  "Class": All of the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-6 Group II Certificates, the Class B Group I Certificates, the Class B Group II Certificates, or all of the Residual Certificates, as applicable.

                  "Class A Certificates": Collectively, the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I
Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, and the Class A-6 Group II Certificates.

                  "Class A Group I Certificates": All of the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I
Certificates, the Class A-4 Group I Certificates and the Class A-5 Group I Certificates.

                  "Class A Group I Distribution Account": The Class A Group I Distribution Account created pursuant to Section 7.2 hereof.

                  "Class A Group II Distribution Account": The Class A Group II Distribution Account created pursuant to Section 7.2 hereof.

                  "Class A-1 Distribution Amount": As of any Payment Date, the sum of (i) the Class A-1 Principal Distribution Amount for such Payment Date,
(ii) the Class A-1 Interest Distribution Amount for such Payment Date, (iii) the Class A-1 Interest Carry-Forward Amount for such Payment Date and (iv) the Class A-1 Principal Carry-Forward Amount for such Payment Date.

                  "Class A-1 Group I Certificates": Those certificates in substantially the form set forth in Exhibit A-1 hereto.

                  "Class A-1 Interest Carry-Forward Amount": As of any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-1 Interest Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any portion of any Insured Payment, made to the Owners of the Class A-1 Group I Certificates pursuant to
Section 7.3(c)(i)(A) hereof on such immediately preceding Payment Date and allocable to the Class A-1 Interest Distribution Amount on such immediately preceding Payment Date and (ii) interest on the amount, if any, described in clause (i) at one-twelfth of the Class A-1 Pass-Through Rate from such immediately preceding Payment Date.

                  "Class A-1 Interest Distribution Amount": As of any Payment Date, interest accrued during the related Accrual Period at the Class A-1 Pass-Through Rate on the Class A-1 Principal Balance immediately prior to such Payment Date.

                  "Class A-1 Pass-Through Rate": the least of (i) LIBOR as of the second to last Business Day prior to the immediately preceding Payment Date (or prior to the Startup Day, in the case of the initial Payment Date) plus 0.125% per annum, (ii) the Net Weighted Average Coupon Rate for the Group I Mortgage Loans for such Payment Date, and (iii) 10% per annum.

                  "Class A-1 Principal Balance": The original Class A-1 Principal Balance of ___________ reduced by the sum of all amounts previously distributed to the Owners of the Class A-1 Group I Certificates in respect of principal on all previous Payment Dates, but shall not be reduced below zero.


                  "Class A-1 Principal Carry-Forward Amount": As of any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-1 Principal Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any portion of any Insured Payment, made to the Owners of the Class A-1 Group I Certificates pursuant to Section 7.3(c)(i)(A) hereof on such immediately preceding Payment Date and allocable to the Class A-1 Principal Distribution Amount on such immediately preceding Payment Date and
(ii) interest on the amount, if any, described in clause (i) at one-twelfth of the Class A-1 Pass-Through Rate from such immediately preceding Payment Date.

                  "Class A-1 Principal Distribution Amount": With respect to any Payment Date on or prior to the Class A-1 Termination Date, an amount equal to the lesser of (x) the Group I Principal Distribution Amount for such Payment Date and (y) the amount necessary to reduce the Class A-1 Principal Balance (as it was immediately prior to such Payment Date) to zero. On the Class A-1 Termination Date any portion of the Group I Principal Distribution Amount for such Payment Date remaining on such Payment Date following the reduction to zero of the Class A-1 Principal Balance shall be distributed as the initial principal distribution on the Class A-2 Group I Certificates.

                  "Class A-1 Termination Date": The Payment Date on which the Class A-1 Principal Balance is reduced to zero.

                  "Class A-2 Distribution Amount": As of any Payment Date, the sum of (i) the Class A-2 Principal Distribution Amount for such Payment Date,
(ii) the Class A-2 Interest Distribution Amount for such Payment Date, (iii) the Class A-2 Interest Carry-Forward Amount for such Payment Date and (iv) the Class A-2 Principal Carry-Forward Amount for such Payment Date.


                  "Class A-2 Group I Certificates": Those certificates in substantially the form set forth in Exhibit A-2 hereto.

                  "Class A-2 Interest Carry-Forward Amount": As of any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-2 Interest Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any portion of any Insured Payment, made to the Owners of the Class A-2 Group I Certificates pursuant to
Section 7.3(c)(i)(B) hereof on such immediately preceding Payment Date and allocable to the Class A-2 Interest Distribution Amount on such immediately preceding Payment Date and (ii) interest on the amount, if any, described in clause (i) at one-twelfth of the Class A-2 Pass-Through Rate from such immediately preceding Payment Date.

                  "Class A-2 Interest Distribution Amount": As of any Payment Date, interest accrued during the related Accrual Period at the Class A-2 Pass-Through Rate on the Class A-2 Principal Balance immediately prior to such Payment Date.

                  "Class A-2 Pass-Through Rate":  ________% per annum.

                  "Class A-2 Principal Balance": The original Class A-2 Principal Balance of _____________ reduced by the sum of all amounts previously distributed to the Owners of the Class A-2 Group I Certificates in respect of principal on all previous Payment Dates, but shall not be reduced below zero.

                  "Class A-2 Principal Carry-Forward Amount": As of any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-2 Principal Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any portion of any Insured Payment, to the Owners of the Class A-2 Group I Certificates made pursuant to
Section 7.3(c)(i)(B) hereof on such immediately preceding Payment Date and allocable to the Class A-2 Principal Distribution Amount on such immediately preceding Payment Date and (ii) interest on the amount, if any, described in clause (i) at one-twelfth of the Class A-2 Pass-Through Rate from such immediately preceding Payment Date.

                  "Class A-2 Principal Distribution Amount": With respect to any Payment Date following the Class A-1 Termination Date, an amount equal to the lesser of (x) the Group I Principal Distribution Amount for such Payment Date and (y) the amount necessary to reduce the Class A-2 Principal Balance (as it was immediately prior to such Payment Date) to zero. On the Class A-1 Termination Date any portion of the Group I Principal Distribution Amount for such Payment Date remaining on such Payment Date following the reduction to zero of the Class A-1 Principal Balance shall be distributed as the initial principal distribution on the Class A-2 Group I Certificates. On the Class A-2 Termination Date any portion of the Group I Principal Distribution Amount remaining on such Payment Date following the reduction to zero of the Class A-2 Principal Balance shall be distributed as the initial principal distribution on the Class A-3 Group I Certificates.

                  "Class A-2 Termination Date": The Payment Date on which the Class A-2 Principal Balance is reduced to zero.

                  "Class A-3 Distribution Amount": As of any Payment Date, the sum of (i) the Class A-3 Principal Distribution Amount for such Payment Date,
(ii) the Class A-3 Interest Distribution Amount for such Payment Date, (iii) the Class A-3 Interest Carry-Forward Amount for such Payment Date and (iv) the Class A-3 Principal Carry-Forward Amount for such Payment Date.

                  "Class A-3 Group I Certificates": Those certificates in substantially the form set forth in Exhibit A-3 hereto.

                  "Class A-3 Interest Carry-Forward Amount": As of any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-3 Interest Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any portion of any Insured Payment, made to the Owners of the Class A-3 Group I Certificates pursuant to
Section 7.3(c)(i)(C) hereof on such immediately preceding Payment Date and allocable to the Class A-3 Interest Distribution Amount on such immediately preceding Payment Date and (ii) interest on the amount, if any, described in clause (i) at one-twelfth of the Class A-3 Pass-Through Rate from such immediately preceding Payment Date.

                  "Class A-3 Interest Distribution Amount": As of any Payment Date, interest accrued during the related Accrual Period at the Class A-3 Pass-Through Rate on the Class A-3 Principal Balance immediately prior to such Payment Date.

                  "Class A-3 Pass-Through Rate": ___________% per annum.

                  "Class A-3 Principal Balance": The original Class A-3 Principal Balance of _____________ reduced by the sum of all amounts previously distributed to the Owners of the Class A-3 Group I Certificates in respect of principal on all previous Payment Dates, but shall not be reduced below zero.

                  "Class A-3 Principal Carry-Forward Amount": As of any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-3 Principal Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any portion of any Insured Payment, to the Owners of the Class A-3 Group I Certificates made pursuant to
Section 7.3(c)(i)(C) hereof on such immediately preceding Payment Date and allocable to the Class A-3 Principal Distribution Amount on such immediately preceding Payment Date and (ii) interest on the amount, if any, described in clause (i) at one-twelfth of the Class A-3 Pass-Through Rate from such immediately preceding Payment Date.

                  "Class A-3 Principal Distribution Amount": With respect to any Payment Date following the Class A-2 Termination Date, an amount equal to the lesser of (x) the Group I Principal Distribution Amount for such Payment Date and (y) the amount necessary to reduce the Class A-3 Principal Balance (as it was immediately prior to such Payment Date) to zero. On the Class A-2 Termination Date any portion of the Group I Principal Distribution Amount for such Payment Date remaining on such Payment Date following the reduction to zero of the Class A-2 Principal Balance shall be distributed as the initial principal distribution on the Class A-3 Group I Certificates. On the Class A-3 Termination Date any portion of the Group I Principal Distribution Amount remaining on such Payment Date following the reduction to zero of the Class A-3 Principal Balance shall be distributed as the initial principal distribution on the Class A-4 Group I Certificates.

                  "Class A-3 Termination Date": The Payment Date on which the Class A-3 Principal Balance is reduced to zero.

                  "Class A-4 Distribution Amount": As of any Payment Date, the sum of (i) the Class A-4 Principal Distribution Amount for such Payment Date,
(ii) the Class A-4 Interest Distribution Amount for such Payment Date, (iii) the Class A-4 Interest Carry-Forward Amount for such Payment Date and (iv) the Class A-4 Principal Carry-Forward Amount for such Payment Date.

                  "Class A-4 Group I Certificates": Those certificates in substantially the form set forth in Exhibit A-4 hereto.

                  "Class A-4 Interest Carry-Forward Amount": As of any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-4 Interest Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any portion of any Insured Payment, made to the Owners of the Class A-4 Group I Certificates pursuant to
Section 7.3(c)(i)(D) hereof on such immediately preceding Payment Date and allocable to the Class A-4 Interest Distribution Amount on such immediately preceding Payment Date and (ii) interest on the amount, if any, described in clause (i) at one-twelfth of the Class A-4 Pass-Through Rate from such immediately preceding Payment Date.

                  "Class A-4 Interest Distribution Amount": As of any Payment Date, interest accrued during the related Accrual Period at the Class A-4 Pass-Through Rate on the Class A-4 Principal Balance immediately prior to such Payment Date.

                  "Class A-4 Pass-Through Rate": __________% per annum.

                  "Class  A-4  Principal   Balance":   The  original  Class  A-4
Principal Balance of ____________ reduced by the sum of all amounts previously distributed to the Owners of the

Class A-4 Group I Certificates in respect of principal on all previous Payment Dates, but shall not be reduced below zero.

                  "Class A-4 Principal Carry-Forward Amount": As of any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-4 Principal Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any portion of any Insured Payment, to the Owners of the Class A-4 Group I Certificates made pursuant to
Section 7.3(c)(i)(D) hereof on such immediately preceding Payment Date and allocable to the Class A-4 Principal Distribution Amount on such immediately preceding Payment Date and (ii) interest on the amount, if any, described in clause (i) at one-twelfth of the Class A-4 Pass-Through Rate from such immediately preceding Payment Date.

                  "Class A-4 Principal Distribution Amount": With respect to any Payment Date following the Class A-3 Termination Date, an amount equal to the lesser of (x) the Group I Principal Distribution Amount for such Payment Date and (y) the amount necessary to reduce the Class A-4 Principal Balance (as it was immediately prior to such Payment Date) to zero. On the Class A-3 Termination Date any portion of the Group I Principal Distribution Amount for such Payment Date remaining on such Payment Date following the reduction to zero of the Class A-3 Principal Balance shall be distributed as the initial principal distribution on the Class A-4 Group I Certificates. On the Class A-4 Termination Date any portion of the Group I Principal Distribution Amount remaining on such Payment Date following the reduction to zero of the Class A-4 Principal Balance shall be distributed as the initial principal distribution on the Class A-5 Group I Certificates.

                  "Class A-5 Distribution Amount": As of any Payment Date, the sum of (i) the Class A-5 Principal Distribution Amount for such Payment Date,
(ii) the Class A-5 Interest Distribution Amount for such Payment Date, (iii) the Class A-5 Interest Carry-Forward Amount for such Payment Date and (iv) the Class A-5 Principal Carry-Forward Amount for such Payment Date.

                  "Class A-5 Group I Certificates": Those certificates in substantially the form set forth in Exhibit A-5 hereto.

                  "Class A-5 Interest Carry-Forward Amount": As of any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-5 Interest Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any portion of any Insured Payment, made to the Owners of the Class A-5 Group I Certificates pursuant to
Section 7.3(c)(i)(E) hereof on such
immediately preceding Payment Date and allocable to the Class A-5 Interest Distribution Amount on such immediately preceding Payment Date and (ii) interest on the amount, if any, described in clause (i) at one-twelfth of the Class A-5 Pass-Through Rate from such immediately preceding Payment Date.

                  "Class A-5 Interest Distribution Amount": As of any Payment Date, interest accrued during the related Accrual Period at the Class A-5 Pass-Through Rate on the Class A-5 Principal Balance immediately prior to such Payment Date.

                  "Class A-5 Pass-Through Rate": __________% per annum.

                  "Class A-5 Principal Balance": The original Class A-5 Principal Balance of ___________ reduced by the sum of all amounts previously distributed to the Owners of the Class A-5 Group I Certificates in respect of principal on all previous Payment Dates, but shall not be reduced below zero.

                  "Class A-5 Principal Carry-Forward Amount": As of any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-5 Principal Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any portion of any Insured Payment, to the Owners of the Class A-5 Group I Certificates made pursuant to
Section 7.3(c)(i)(E) hereof on such immediately preceding Payment Date and allocable to the Class A-5 Principal Distribution Amount on such immediately preceding Payment Date and (ii) interest on the amount, if any, described in clause (i) at one-twelfth of the Class A-5 Pass-Through Rate from such immediately preceding Payment Date.

                  "Class A-5 Principal Distribution Amount": With respect to any Payment Date following the Class A-4 Termination Date, an amount equal to the lesser of (x) the Group I Principal Distribution Amount for such Payment Date and (y) the amount necessary to reduce the Class A-5 Principal Balance (as it was immediately prior to such Payment Date) to zero. On the Class A-4 Termination Date any portion of the Group I Principal Distribution Amount for such Payment Date remaining on such Payment Date following the reduction to zero of the Class A-4 Principal Balance shall be distributed as the initial principal distribution on the Class A-5 Group I Certificates.

                  "Class A-6 Distribution Account": The Class A-6 Distribution Account created by Section 7.2 hereof.

                  "Class A-6 Distribution Amount": As of any Payment Date, the sum of (i) the Class A-6 Principal Distribution

Amount for such Payment Date, (ii) the Class A-6 Interest Distribution Amount for such Payment Date, (iii) the Class A-6 Interest Carry-Forward Amount for such Payment Date and (iv) the Class A-6 Principal Carry-Forward Amount for such Payment Date.

                  "Class A-6 Formula Distribution Amount": With respect to the Class A-6 Certificates for any Payment Date, the sum of (x) the Class A-6 Interest Distribution Amount for such Payment Date and (y) the Class A-6 Principal Distribution Amount for such Payment Date.

                  "Class A-6 Formula Interest Shortfall": As defined in Section 7.9(b) hereof.

                  "Class A-6 Formula Pass-Through Rate": As of any Payment Date, the rate described in clause (i) of the definition of "Class A-6 Pass-Through Rate".

                  "Class A-6 Full Distribution Amount": With respect to any Payment Date, the sum of (x) the Class A-6 Full Interest Distribution Amount for such Payment Date and (y) the Class A-6 Principal Distribution Amount for such Payment Date.

                  "Class A-6 Full Interest Distribution Amount": With respect to any Payment Date, the Class A-6 Interest Distribution Amount for such Payment Date calculated using the Class A-6 Formula Pass-Through Rate for such Payment Date rather than the Class A-6 Pass-Through Rate for such Payment Date plus, if the full amount of the Class A-6 Formula Interest Shortfall, if any, was not funded on any prior Payment Date and remains unpaid on such Payment Date, such amount, together with interest thereon (from the Payment Date on which such Class A-6 Formula Interest Shortfall was calculated) at the Class A-6 Formula Pass-Through Rate for such Payment Date.

                  "Class A-6 Interest Carry-Forward Amount": As of any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-6 Interest Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any portion of any Insured Payment, made to the Owners of the Class A-6 Group II Certificates pursuant to
Section 7.3(c)(ii) hereof on such immediately preceding Payment Date and allocable to the Class A-6 Interest Distribution Amount on such immediately preceding Payment Date and (ii) interest on the amount, if any, described in clause (i) at one-twelfth of the Class A-6 Pass-Through Rate from such immediately preceding Payment Date.

                  "Class A-6 Interest Distribution Amount": As of any Payment Date, interest accrued during the related Accrual

Period at the Class A-6 Pass-Through Rate on the Class A-6 Principal Balance immediately prior to such Payment Date.

                  "Class A-6 Pass-Through Rate": With respect to any Payment Date and Accrual Period, the lesser of (i) LIBOR as of the second to last Business Day prior to the immediately preceding Payment Date (or prior to the Startup Day, in the case of the initial Payment Date) plus __________% per annum, or (ii) the Net Weighted Average Coupon Rate for the Group II Mortgage Loans for such Payment Date.

                  "Class A-6 Principal Balance": The original Class A-6 Principal Balance of $____________ reduced by the sum of all amounts previously distributed to the Owners of the Class A-6 Group II Certificates in respect of principal on all previous Payment Dates, but shall not be reduced below zero.

                  "Class A-6 Principal Carry-Forward Amount": As of any Payment Date, the sum of (i) the amount, if any, by which (x) the Class A-6 Principal Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any portion of any Insured Payment, made to the Owners of the Class A-6 Group II Certificates made pursuant to Section 7.3(c)(ii) hereof on such immediately preceding Payment Date and allocable to the Class A-6 Principal Distribution Amount on such immediately preceding Payment Date and (ii) interest on the amount, if any, described in clause (i) at one-twelfth of the Class A-6 Pass-Through Rate from such immediately preceding Payment Date.

                  "Class A-6 Principal Distribution Amount": With respect to any Payment Date, an amount equal to the lesser of (x) the Group II Principal Distribution Amount for such Payment Date and (y) the amount necessary to reduce the Class A-6 Principal Balance (as it was immediately prior to such Payment
Date) to zero.

                  "Class A-6 Group II Certificates": Those certificates in substantially the form set forth in Exhibit A-6 hereto.

                  "Class B Certificates": Collectively, the Class B Group I Certificates, the Class B Group II Certificates, the Class BI-S Certificates and the Class BII-S Certificates.

                  "Class B Group I Carry-Forward Amount": As of any Payment Date, the amount, if any, by which (x) the Class B Group I Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution to the Owners of the Class B Group I Certificates made pursuant to Section 7.3(c)(iv) hereof on such immediately preceding Payment Date.

                  "Class  B  Group  I  Certificates":   Those   certificates  in
substantially the form set forth in Exhibit B-1 hereto.

                  "Class B Group I Distribution Account": The Class B Group I Distribution Account created pursuant to Section 7.2 hereof.

                  "Class B Group I Distribution Amount": As of any Payment Date, the sum of (i) the Class B Group I Interest Distribution Amount for such Payment Date, (ii) the Group I Subordination Reduction Amount, if any, for such Payment Date, (iii) any portion of the Group II Subordination Reduction Amount described in Section 7.3(b)(iv)(E)(ii) hereof and (iv) the Class B Group I Carry-Forward Amount, if any, as of such Payment Date.

                  "Class B Group I Interest": As of any Payment Date, the excess of (i) the product of (x) the Net Weighted Average Coupon Rate of the Group I Mortgage Loans for the immediately preceding Remittance Period, times the actual number of days in such Remittance Period divided by 365 (or 366, as appropriate), and (y) the Group I Pool Principal Balance as of the opening of business on the first day of the immediately preceding Remittance Period over
(ii) the Group I Insured Interest Distribution Amount on such Payment Date.

                  "Class B Group I Interest Distribution Amount": As of any Payment Date, the Class B Group I Interest for such Payment Date minus the sum of (i) the amount of any Group I Subordination Increase Amount actually paid to the Owners of the Class A Group I Certificates on such Payment Date as all or a portion of the Group I Subordination Increase Amount on such Payment Date pursuant to Section 7.3(b)(iv)(C)(i) hereof and (ii) the amount of any Class B Group I Interest actually paid to the Owners of the Class A-6 Group II Certificates as all or a portion of (x) the Group II Insured Distribution Amount on such Payment Date, pursuant to Section 7.3(b)(iv)(B)(i) hereof or (y) the portion of any Group II Subordination Increase Amount allocated to the Class A
Group II Distribution Account with respect to a Group II Subordination Deficiency on such Payment Date, pursuant to Section 7.3(b)(iv)(D)(i) hereof.

                  "Class B Group I Principal Balance": The Class B Group I Principal Balance shall be (x) increased on each Payment Date by the amounts, if any, of the Class B Group I Interest (i) actually paid to the Owners of the Class A Group I Certificates on such Payment Date as all or a portion of the Group I Insured Principal Distribution Amount or as all or a portion of the Group I Subordination Increase Amount on such Payment Date pursuant to Sections 7.3(b)(iv)(A)(iii) and 7.3(b)(iv)(C)(i) hereof or (ii) actually paid to the Owners of the Class A-6 Group II Certificates on such Payment Date as all or a portion of the Group II Insured Distribution Amount or as all or a portion of the Group II Subordination Deficiency Amount on such Payment Date, pursuant to Sections 7.3(b)(iv)(B)(i) and 7.3(b)(iv)(D)(i) hereof and (y) decreased on each Payment Date by the amounts of (i) any Group I Subordination Reduction Amount paid to the Owners of the Class B Group I Certificates on such Payment Date pursuant to Section 7.3(b)(iv)(G)(i) hereof, (ii) any Group II Subordination Reduction Amount paid to the Owners of the Class B Group I Certificates on such Payment Date pursuant to Section 7.3(b)(iv)(E)(ii) hereof and (iii) the amount of any Group I Allocable Losses allocated as a reduction of the Class B Group I Principal Balance on such Payment Date pursuant to Section 7.8(a) hereof. The Class B Group I Principal Balance shall in no event be less than zero.

                  "Class B Group II Carry-Forward Amount": As of any Payment Date, the amount, if any, by which (x) the Class B Group II Distribution Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution to the Owners of the Class B Group II Certificates made pursuant to Section 7.3(c)(v) hereof on such immediately preceding Payment Date.

                  "Class  B  Group  II  Certificates":   Those  certificates  in
substantially the form set forth in Exhibit B-2 hereto.

                  "Class B Group II Distribution Account": The Class B Group II Distribution Account created pursuant to Section 7.2 hereof.

                  "Class B Group II Distribution Amount": As of any Payment Date, the sum of (i) the Class B Group II Interest Distribution Amount for such Payment Date, (ii) the Group II Subordination Reduction Amount, if any, for such Payment Date, (iii) any portion of the Group I Subordination Reduction Amount described in Section 7.3(b)(iv)(E)(i) hereof and (iv) the Class B Group II Carry-Forward Amount, if any, as of such Payment Date.

                  "Class B Group II Interest": As of any Payment Date, the excess of (i) the product of (x) the Net Weighted Average Coupon Rate of the Group II Mortgage Loans for the immediately preceding Remittance Period, times the actual number of days in such Remittance Period divided by 360 and (y) the Group II Pool Principal Balance as of the opening of business on the first day of the immediately preceding Remittance Period over (ii) the Group II Insured Interest Distribution Amount on such Payment Date.

                  "Class B Group II Interest Distribution Amount": As of any Payment Date, the Class B Group II Interest for such Payment Date minus the sum of (i) the amount of any Group II

Subordination Increase Amount actually paid to the Owners of the Class A-6 Group II Certificates on such Payment Date as all or a portion of the Group II Subordination Increase Amount on such Payment Date pursuant to Section 7.3(b)(iv)(C)(ii) hereof and (ii) the amount of any Class B Group II Interest actually paid to the Owners of the Class A Group I Certificates as all or a portion of (x) the Group I Insured Distribution Amount on such Payment Date pursuant to Section 7.3(b)(iv)(B)(ii) hereof or (y) the portion of any Group I Subordination Increase Amount made with respect to a Group I Subordination Deficiency on such Payment Date, pursuant to Section 7.3(b)(iv)(D)(ii) hereof.

                  "Class B Group II Principal Balance": The Class B Group II Principal Balance shall be (x) increased on each Payment Date by the amounts, if any, of the Class B Group II Interest (i) actually paid to the Owners of the Class A-6 Group II Certificates on such Payment Date as all or a portion of the Group II Insured Principal Distribution Amount or all or a portion of the Group II Subordination Increase Amount on such Payment Date pursuant to Sections 7.3(b)(iv)(A)(v) and 7.3(b)(iv)(C)(ii) hereof or (ii) actually paid to the Owners of the Class A Group I Certificates on such Payment Date as all or a portion of the Group I Insured Distribution Amount or as all or a portion of the Group I Subordination Deficiency Amount on such Payment Date, pursuant to
Section 7.3(b)(iv)(B)(ii) and 7.3(b)(iv)(D)(ii) hereof and (y) decreased on each Payment Date by the amounts of (i) any Group II Subordination Reduction Amount paid to the Owners of the Class B Group II Certificates on such Payment Date pursuant to Section 7.3(b)(iv)(G)(ii) hereof, (ii) any Group I Subordination Reduction Amount paid to the Owners of the Class B Group II Certificates on such Payment Date pursuant to Section 7.3(b)(iv)(E)(i) hereof and (iii) the amount of any Group II Allocable Losses allocated as a reduction of the Class B Group II Principal Balance on such Payment Date pursuant to Section 7.8(b) hereof. The Class B Group II Principal Balance shall in no event be less than zero.

                  "Class BI-S Certificate": Any of those Certificates representing the right to receive excess amounts in the Group I Supplemental Interest Payment Account, and designated as a "Class BI-S Certificate" on the face thereof, in the form of Exhibit B-3 hereto.

                  "Class BII-S Certificate": Any of those Certificates representing the right to receive excess amounts on the Group II Supplemental Interest Payment Account, and designated as a "Class BII-S Certificate" on the face thereof, in the form of Exhibit B-3 hereto.

                  "Class  LT1  Certificates":   The   uncertificated   class  of
interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

                  "Class  LT2  Certificates":   The   uncertificated   class  of
interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

                  "Class  LT3  Certificates":   The   uncertificated   class  of
interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

                  "Class  LT4  Certificates":   The   uncertificated   class  of
interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

                  "Class  LT5  Certificates":   The   uncertificated   class  of
interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

                  "Class  LT6  Certificates":   The   uncertificated   class  of
interests in the Lower-Tier REMIC, as described in and designated in Section 2.8 hereof.

                  "Class  RL  Certificates":   Those  certificates  representing
certain  residual  rights  to   distributions   from  the  Lower-Tier  REMIC  in
substantially the form set forth as Exhibit C-1 hereto.

                  "Class  RU  Certificates":   Those  certificates  representing
certain  residual  rights  to   distributions   from  the  Upper-Tier  REMIC  in
substantially the form set forth as Exhibit C-2 hereto.

                  "Code": The Internal Revenue Code of 1986, as amended.

                  "Compensating Interest": As defined in Section 10.10 of this Agreement.

                  "Coupon Rate": With respect to any Note and Remittance Period, the rate of interest borne by such Note at the opening of business on the first day of such Remittance Period.

                  "Cumulative Net Realized Losses": As of any Payment Date, the sum of all Net Realized Losses with respect to the Mortgage Loans experienced on all prior Payment Dates.

                  "Cut-Off Date":  The close of business on ____________.

                  "Delinquency Advance": As defined in Section 10.9(a) of this Agreement.

                  "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

                  "Delivery Order": The Delivery Order from the Seller to the Trustee directing the Trustee to issue the Certificates on the Startup Day, in substantially the form of Exhibit H hereto.

                  "Depository":  The  ______________________________,   and  any
successor depository hereafter named.

                  "Designated  Depository  Institution":  With  respect  to  any
Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated A or better by ___________ and A1 or better by ___________ and in one of the two highest short-term rating categories by S&P and the highest short-term rating category by __________, unless otherwise approved in writing by the Certificate Insurer, and which is any of the following: (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company meeting the standards of (i)-(iii) above, or (v) approved in writing by the Certificate Insurer and the Rating Agencies and, in each case acting or designated by the Master Servicer or the Trustee as the depository institution for such Account; provided, however, that any such institution, association or subsidiary shall have combined capital, surplus and individual profits of at least ____________. Notwithstanding the foregoing, an Account may be held by an institution otherwise meeting the preceding requirements except that the only applicable rating requirement shall be that the unsecured and uncollateralized debt obligations thereof shall be rated ___________ or better by __________ and ___________ or better by ____________ if such institution has capital and surplus of not less than _______________ and has trust powers and the

Account is held by such institution in its trust capacity and not in its commercial capacity.

                  "Designated  Residual  Holder":  Access Financial  Receivables
Corp.

                  "Determination Date": The second Business Day preceding each Payment Date.

                  "Disqualified Organization": "Disqualified Organization" shall have the meaning set forth from time to time in the definition thereof at
Section 860E(e)(5) of the Code (or any successor statute thereto) and applicable to the Trust.

                  "Distribution Accounts": The Class A Group I Distribution Account, the Class A Group II Distribution Account, the Class B Group I Distribution Account and the Class B Group II Distribution Account.

                  "Eligible   Investments":   Those  investments  so  designated
pursuant to Section 7.5 hereof.

                  "ERISA": As defined in Section 5.8(a) hereof.

                  "Event of Default": As defined in Section 11.1 of this Agreement.

                  "Excess Pre-Funding Earnings": With respect to the , Payment Date, an amount equal to the product of (x) all investment earnings received by the Trustee on Pre-Funding Account moneys during the period
through                 (inclusive) and (y) a fraction,  the  numerator of which
is the difference between (i) the Original Pre-Funded Amount and (ii) the amount remaining in the Pre-Funding Account at the close of business on and the denominator of which is the Original  Pre-Funded Amount. With respect to
the           Payment Date, an amount equal to the product of (x) all investment earnings received by the Trustee on Pre-Funding Account moneys during the period through (inclusive) and (y) a fraction, the numerator of which is the difference between (i) the amount on deposit in the Pre-Funding Account at the close of business on and (ii) the amount remaining in the Pre-Funding Account at the
close of  business on            and the  denominator  of which is the amount on
deposit in the Pre-Funding Account at the close of business on                 .
With  respect to the            Payment Date, an amount  equal to the product of
(x) all  investment  earnings  received  by the Trustee on  Pre-Funding  Account
moneys during the period                    through              (inclusive) and
(y) a fraction, the numerator of which is the difference between (i) the amount on deposit in the Pre-Funding Account at the close of business on and (ii) the amount remaining in the Pre-Funding Account at the
close of business on               and the denominator of which is the amount on
deposit in the Pre-Funding Account at the close of business on    .

                  "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

                  "FHLMC":  The  Federal  Home  Loan  Mortgage  Corporation,   a
corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

                  "File": The documents pertaining to a particular Mortgage Loan pursuant to Section 3.3(b) hereof and any additional documents required to be added to the File pursuant to this Agreement.

                  "First Mortgage Loan": A Mortgage Loan which constitutes a first priority mortgage lien with respect to any Property.

                  "FNMA": The Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

                  "Group I": The group of Mortgage Loans that are the Group I Mortgage Loans.

                  "Group I Allocable Losses": As defined in Section 7.8(a) hereof.

                  "Group I Available Funds": As of any Payment Date, the amount on deposit in the Certificate Account with respect to the Group I Mortgage Loans on such Payment Date after making the deposits to the Certificate Account pursuant to Sections 7.3(a)(i) hereof on such Payment Date. The term "Group I Available Funds" does not include Insured Payments and does not include any amounts that cannot be distributed to the Owners of the Certificates by the Trustee as a result of proceedings under the United States Bankruptcy Code.

                  "Group I Capitalized Interest Requirement": With respect to the Payment Dates occurring in , and of , the difference, if any, between (x) the interest due on the Group I Certificates on such Payment Date and (y) the sum of (i) one month's interest on the aggregate Loan Balances of all Mortgage Loans in Group I as of the close of business on the last day of the immediately preceding Remittance Period, calculated at the Group I Weighted Average Pass-Through Rate as of such Payment Date and (ii) any Group I Pre-Funding Earnings to be transferred to the Certificate Account on such Payment Date pursuant to Section [7.4(f)(i)] hereof.

                  "Group I Certificates": Any of the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I
Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates and the Class B Group I Certificates.

                  "Group I Cumulative Crossover Amount": As of any Payment Date, the excess of (x) the aggregate, cumulative amounts allocated to the Class A Group I Distribution Account on all prior Payment Dates pursuant to sections 7.3(b)(iv)(B)(ii) and 7.3(b)(iv)(D)(ii) over (y) the aggregate, cumulative amounts allocated to the Class B Group II Distribution Account on all prior Payment Dates pursuant to Section 7.3(b)(iv)(E)(i) hereof.

                  "Group I Cumulative Net Realized Losses": As of any Payment Date, the sum of all Net Realized Losses with respect to the Group I Mortgage Loans experienced on all prior Payment Dates.

                  "Group I Excess Subordinated Amount": With respect to any Payment Date, the excess, if any, of (x) the Group I Subordinated Amount that would apply on such Payment Date after taking into account the payment of the Group I Principal Distribution Amount on such Payment Date (except for any distributions of related Group I Subordination Reduction Amounts on such Payment
Date) over (y) the Group I Specified Subordinated Amount for such Payment Date.

                  "Group I Insured Distribution Amount": With respect to any Payment Date, the sum of (i) Group I Insured Interest Distribution Amount for such Payment Date and (ii) the Group I Insured Principal Distribution Amount for such Payment Date.

                  "Group I Insured Interest Distribution Amount": With respect to any Payment Date, the sum of (i) the Class A-1 Interest Distribution Amount,
(ii) the Class A-2 Interest Distribution Amount, (iii) the Class A-3 Interest Distribution Amount, (iv) the Class A-4 Interest Distribution Amount, (v) the Class A-5 Interest Distribution Amount, (vi) the Class A-1 Interest Carry-Forward Amount, (vii) the Class A-2 Interest Carry-Forward Amount, (viii) the Class A-3 Interest Carry-Forward Amount, (ix) the Class A-4 Interest Carry-Forward Amount and (x) the Class A-5 Interest Carry-Forward Amount, in each case for such Payment Date.

                  "Group I Insured Payment":  As of any Payment Date, the sum of
(x) the Group I Shortfall Amount for such Payment Date and (y) any Preference Amounts with respect to the Group I Certificates with respect to which the affected Owners have complied with the provisions of Section 7.3(g) hereof during the related Remittance Period.






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

                  "Group I Insured Principal Distribution Amount": With respect to any Payment Date, the sum of (i) the Group I Subordination Deficit, (ii) the Class A-1 Principal Carry-Forward Amount, (iii) the Class A-2 Principal Carry-Forward Amount, (iv) the Class A-3 Principal Carry-Forward Amount, (v) the Class A-4 Principal Carry-Forward Amount and (vi) the Class A-5 Principal Carry-Forward Amount, in each case for such Payment Date.

                  "Group I Interest Remittance Amount": For any Remittance Date, the amount equal to (x) the sum, without duplication, of (i) the aggregate interest portions of the payments (whether or not collected) becoming due on the Group I Mortgage Loans during the immediately preceding Remittance Period and
(ii) Compensating Interest with respect to the Group I Mortgage Loans minus (y) the aggregate Master Servicing Fee due to the Master Servicer with respect to Group I Mortgage Loans for such Remittance Period to the extent not previously paid to, or withheld by, the Master Servicer.

                  "Group  I  Maximum  Collateral  Amount":  The  aggregate  Loan
Balances of all Mortgage Loans (including all Subsequent Mortgage Loans transferred to the Trust and assigned to Group I) assigned to Group I at the close of business on the last day of the Remittance Period in which the final Subsequent Transfer Date has occurred.

                  "Group I Monthly Remittance": The sum of (i) the Group I Interest Remittance Amount and the Group I Principal Remittance Amount required to be remitted to the Trustee on each Remittance Date and (ii) the amount of any Substitution Amounts and Loan Purchase Prices on deposit in the Principal and Interest Account with respect to the Group I Mortgage Loans on such Remittance Date.

                  "Group I Mortgage Loans": The Mortgage Loans held by the Trust and assigned to the Group I, as indicated on the related Mortgage Loan Schedule, as supplemented and amended from time to time.

                  "Group I Pre-Funding Earnings":  With respect to the
           Payment Date, the actual investment earnings earned during the period
           through        (inclusive) on that portion of the Pre-Funding Account
allocated to Group I during such period as calculated by the Seller  pursuant to
Section [3.8(f)] hereof; with respect to the             Payment Date the actual
investment earnings during the period        through         (inclusive) on that
portion of the Pre-Funding Account allocated to Group I during such period as calculated by the Seller pursuant to Section [3.8(f)] hereof; with respect to the Payment Date the actual investment earnings during the period
through           (inclusive) on that portion of the Pre-Funding Account
allocated to Group I during such period as calculated by the Seller pursuant to Section [3.8(f)] hereof.

                  "Group I Pool Delinquency Rate": With respect to any Remittance Period, the fraction, expressed as a percentage, equal to (x) the aggregate Principal Balances of all Group I Mortgage Loans 90 or more days Delinquent as of the close of business on the last day of such Remittance Period over (y) the Group I Pool Principal Balance as of the close of business on the last day of such Remittance Period.

                  "Group  I  Pool  Principal   Balance":   As  of  any  date  of
determination, the aggregate Principal Balances of all of the Group I Mortgage Loans as of the close of business on such date.

                  "Group I Premium Amount": With respect to each Payment Date, an amount equal to the product of (x) one twelfth of the Premium Rate set forth in the Certificate Insurance Policy and (y) the Group I Pool Principal Balance as of the close of business on the last day of the preceding Remittance Period.

                  "Group I Principal Distribution Amount": As of any Payment Date, the sum of (i) the Base Group I Principal Distribution Amount, (ii) the Group I Subordination Deficit, (iii) the Group I Subordination Increase Amount,
(iv) the Class A-1 Principal Carry-Forward Amount, (v) the Class A-2 Principal Carry-Forward Amount, (vi) the Class A-3 Principal Carry-Forward Amount, (vii) the Class A-4 Principal Carry-Forward Amount, (viii) the Class A-5 Principal Carry-Forward Amount and (ix) any moneys released from the Pre-Funding Account with respect to Group I on the Payment Date which immediately follows the end of the Pre-Funding Period pursuant to Section [7.4(c)(i)] hereof as a prepayment of the Group I Certificates on such Payment Date, in each case, for such Payment Date.

                  "Group I Principal Remittance Amount": For any Remittance Date, without duplication, the amount equal to the sum of (i) the aggregate principal portions of the payments received by the Master Servicer with respect to the Group I Mortgage Loans during the immediately preceding Remittance Period and (ii) any Prepayments, Net Proceeds (but only to the extent that such Net Proceeds do not exceed the Principal Balance of the related Mortgage Loan), in each case described in clauses (i) and (ii) only to the extent collected on the Group I Mortgage Loans during the preceding Remittance Period.

                  "Group I Rolling Three Month Delinquency Rate": As of any Payment Date the fraction, expressed as a percentage, equal to the average of the Group I Pool Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates) immediately preceding Remittance Periods.

                  "Group  I  Shortfall  Amount":  As of any  Payment  Date,  the
excess, if any, of (x) the Group I Insured Distribution Amount, as of such Payment Date and less any portion of the Class A-1 Interest Carry-Forward Amount, the Class A-2 Interest Carry-Forward Amount, the Class A-3 Interest Carry-Forward Amount, the Class A-4 Interest Carry-Forward Amount, the Class A-5 Interest Carry-Forward Amount, the Class A-1 Principal Carry-Forward Amount, the Class A-2 Principal Carry-Forward Amount, the Class A-3 Principal Carry-Forward Amount, the Class A-4 Principal Carry-Forward Amount or the Class A-5 Principal Carry-Forward Amount owed to the Certificate Insurer on such Payment Date on account of its subrogation rights over (y) the Group I Total Available Funds on deposit in the Class A Group I Distribution Account on such Payment Date.

                  "Group I Specified Subordinated Amount": As defined in the Insurance Agreement.

                  "Group I Subordinated Amount": With respect to any Payment Date, the excess, if any, of (x) the sum of (i) the Group I Pool Principal Balance as of the close of business on the last day of the preceding Remittance Period and (ii) any amount on deposit in the Pre-Funding Account at such time and allocated to Group I over (y) the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance and the Class A-5 Principal Balance as of such Payment Date (after taking into account the payment on such Payment Date of the Group I Principal Distribution Amount, except for any portions thereof related to payment of Group I Insured Payments applied as payments of the Group I Principal Distribution Amount on such Payment Date or on any prior Payment Date and not previously reimbursed to the Certificate Insurer pursuant to Section 7.3(f) hereof).

                  "Group I Subordination Deficiency Amount": As of any Payment Date, the excess, if any, of (x) the Group I Specified Subordinated Amount applicable to such Payment Date over (y) the Group I Subordinated Amount applicable to such Payment Date prior to taking into account the payment of any related Group I Subordination Increase Amounts on such Payment Date.

                  "Group I Subordination Deficit": As of any Payment Date, the excess, if any, of (x) the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance and the Class A-5 Principal Balance after taking into account the payment of the Group I Principal Distribution Amount on such Payment Date, over
(y) the sum of (i) the Group I Pool

Principal Balance as of the close of business on the last day of the preceding Remittance Period and (ii) any Pre-Funding Account moneys allocable to Mortgage Loan Group I as of the close of business on the last day of the prior Remittance Period.

                  "Group I Subordination Increase Amount": With respect to any Payment Date, the lesser of (x) the Group I Subordination Deficiency Amount as of such Payment Date and (y) the sum of (i) the Class B Group I Interest as of such Payment Date and (ii) any portion of the Class B Group II Interest applied to the funding of a Group I Subordination Increase Amount on such Payment Date pursuant to Section 7.3(b)(iv)(D)(ii) hereof.

                  "Group I Subordination Reduction Amount": With respect to any Payment Date, an amount equal to the lesser of (x) the Group I Excess Subordinated Amount and (y) the amount described in clause (x) of the definition of Base Group I Principal Distribution Amount, in each case as of such Payment Date.

                  "Group I Supplemental Interest Payment Account": The Group I Supplemental Interest Payment Account established in accordance with Section 7.9(a) hereof and maintained by the Trustee.

                  "Group I Total Available Funds": As of any Payment Date, the amount on deposit in the Class A Group I Distribution Account on such Payment Date after making the allocations, transfers and disbursements from the Certificate Account pursuant to Section 7.3(b) hereof on such Payment Date. The term "Group I Total Available Funds" does not include Insured Payments and does not include any amounts that cannot be distributed to the Owners of the Certificates by the Trustee as a result of proceedings under the United States Bankruptcy Code.

                  "Group I Trustee's Fee": With respect to any Payment Date, the product of (i) one-twelfth of ___ and (ii) the Group I Pool Principal Balance as of the last day of the preceding Remittance Period.

                  "Group II Allocable Losses": As defined in Section 7.8(b) hereof.

                  "Group II Available Funds": As of any Payment Date, the amount on deposit in the Certificate Account with respect to the Group II Mortgage Loans on such Payment Date after making the deposit to the Certificate Account pursuant to Section 7.3(a)(ii) hereof on such Payment Date. The term "Group II Available Funds" does not include Insured Payments and does not include any amounts that cannot be distributed to the Owners of the Certificates by the Trustee as a result of proceedings under the United States Bankruptcy Code.

                  "Group  II  Base  Subordinated   Amount:  As  defined  in  the
Insurance Agreement.

                  "Group II Capitalized Interest  Requirement":  With respect to
the Payment Date, $    .

                  "Group II Certificates": Any of the Class A-6 Group II Certificates and the Class B Group II Certificates.

                  "Group II Cumulative Crossover Amount": As of any Payment Date, the excess of (x) the aggregate, cumulative amounts allocated to the Class A Group II Distribution Account on all prior Payment Dates pursuant to sections 7.3(b)(iv)(B)(i) and 7.3(b)(iv)(D)(i) over (y) the aggregate, cumulative amounts allocated to the Class A Group I Distribution Account on all prior Payment Dates pursuant to Section 7.3(b)(iv)(E)(ii) hereof.

                  "Group II Cumulative Net Realized Losses": As of any Payment Date, the sum of all Net Realized Losses with respect to the Group II Mortgage Loans experienced on all prior Payment Dates.

                  "Group II Excess Subordinated Amount": With respect to any Payment Date, the excess, if any, of (x) the Group II Subordinated Amount that would apply on such Payment Date after taking into account the payment of the Group II Principal Distribution Amount on such Payment Date (except for any distributions of related Group II Subordination Reduction Amounts on such Payment Date) over (y) the Group II Specified Subordinated Amount for such Payment Date.

                  "Group II": The group of Mortgage Loans that are the Group II Mortgage Loans.

                  "Group II Insured Distribution Amount": With respect to any Payment Date, the sum of (i) Group II Insured Interest Distribution Amount for such Payment Date and (ii) the Group II Insured Principal Distribution Amount for such Payment Date.

                  "Group II Insured Interest Distribution Amount": With respect to any Payment Date, the sum of (i) the Class A-6 Interest Distribution Amount and (ii) the Class A-6 Interest Carry-Forward Amount.

                  "Group II Insured Payment": As of any Payment Date, the sum of
(x) the Group II Shortfall Amount for such Payment Date and (y) any Preference Amounts with respect to the Class A-6 Group II Certificates with respect to which the affected

Owners have complied with the provisions of Section 7.3(g) hereof during the related Remittance Period.

                  "Group II Insured Principal Distribution Amount": With respect to any Payment Date, the sum of (i) the Group II Subordination Deficit and (ii) the Class A-6 Group II Principal Carry-Forward Amount, in each case for such Payment Date.

                  "Group II Interest Remittance Amount": For any Remittance Date, the amount equal to (x) the sum, without duplication, of (i) the aggregate interest portions of the payments (whether or not collected) becoming due on the Group II Mortgage Loans during the immediately preceding Remittance Period and
(ii) Compensating Interest with respect to the Group II Mortgage Loans minus (y) the aggregate Master Servicing Fee due to the Master Servicer with respect to the Group II Mortgage Loans for such Remittance Period to the extent not previously paid to, or withheld by, the Master Servicer.

                  "Group II Monthly Remittance": The sum of (i) the Group II Interest Remittance Amount and the Group II Principal Remittance Amount required to be remitted to the Trustee on each Remittance Date and (ii) the amount of any Substitution Amounts and Loan Purchase Prices on deposit in the Principal and Interest Account with respect to the Group II Mortgage Loans on such Remittance Date.

                  "Group II Mortgage Loans": The Mortgage Loans held by the Trust and assigned to Group II, as indicated on the related Mortgage Loan Schedule, as supplemented and amended from time to time.

                  "Group  II  Pool  Delinquency   Rate":  With  respect  to  any
Remittance Period, the fraction, expressed as a percentage, equal to (x) the aggregate Principal Balances of all Group II Mortgage Loans 90 or more days Delinquent as of the close of business on the last day of such Remittance Period over (y) the Group II Pool Principal Balance as of close of business on the last day of such Remittance Period.

                  "Group  II  Pool  Principal  Balance":   As  of  any  date  of
determination, the aggregate Principal Balances of all of the Group II Mortgage Loans as of the close of business on such date.

                  "Group II Premium Amount": With respect to each Payment Date, an amount equal to the product of (x) one twelfth of the Premium Rate set forth in the Certificate Insurance Policy and (y) the Group II Pool Principal Balance as of the close of business on the last day of the preceding Remittance Period.

                  "Group II Principal Distribution Amount": As of any Payment Date, the sum of (i) the Base Group II Principal Distribution Amount, (ii) the Group II Subordination Deficit, (iii) the Group II Subordination Increase Amount, and (iv) the Class A-6 Principal Carry-Forward Amount, in each case for such Payment Date.

                  "Group II Principal Remittance Amount": For any Remittance Date, without duplication, the amount equal to the sum of (i) the aggregate principal portions of the payments received by the Master Servicer with respect to the Group II Mortgage Loans during the immediately preceding Remittance Period and (ii) any Prepayments, Net Proceeds (but only to the extent that such Net Proceeds do not exceed the Principal Balance of the related Mortgage Loan), in each case described in clauses (i) and (ii) only to the extent collected on the Group II Mortgage Loans during the preceding Remittance Period.

                  "Group II Rolling Three Month Delinquency Rate": As of any Payment Date the fraction, expressed as a percentage, equal to the average of the Group II Pool Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates), immediately preceding Remittance Periods.

                  "Group II Shortfall Amount": As of any Payment Date, the excess, if any, of (x) the Group II Insured Distribution Amount, as of such Payment Date and less any portion of the Class A-6 Interest Carry-Forward Amount or the Class A-6 Principal Carry-Forward Amount, owed to the Certificate Insurer on such Payment Date on account of its subrogation rights over (y) the Group II Total Available Funds on deposit in the Class A-6 Group II Distribution Account on such Payment Date.

                  "Group II Specified Subordinated Amount": As defined in the Insurance Agreement.

                  "Group II Subordinated Amount": With respect to any Payment Date, the excess, if any, of (x) the Group II Pool Principal Balance as of the close of business on the last day of the preceding Remittance Period over (y) the sum of the Class A-6 Group II Principal Balance as of such Payment Date (after taking into account the payment on such Payment Date of the Group II Principal Distribution Amount on such Payment Date, except for any portion thereof related to payment of Group II Insured Payments applied as payments of the Group II Principal Distribution Amount on such Payment Date or on any prior Payment Date and not previously reimbursed to the Certificate Insurer pursuant to Section 7.3(f) hereof).

                  "Group II Subordination Deficiency Amount": As of any Payment Date, the excess, if any, of (i) the Group II Specified Subordinated Amount applicable to such Payment Date over (ii) the Group II Subordinated Amount applicable to such Payment Date prior to taking into account the payment of any related Group II Subordination Increase Amounts on such Payment Date.

                  "Group II Subordination Deficit": As of any Payment Date, the excess, if any, of (x) the Class A-6 Group II Principal Balance after taking into account the payment of the Group II Principal Distribution Amount on such Payment Date, over (y) the Group II Pool Principal Balance as of the close of business on the last day of the preceding Remittance Period.

                  "Group II Subordination Increase Amount": With respect to any Payment Date, the lesser of (x) the Group II Subordination Deficiency Amount as of such Payment Date and (y) the sum of (i) the Class B Group II Interest as of such Payment Date and (ii) any portion of the Class B Group I Interest applied to the funding of a Group II Subordination Increase Amount on such Payment Date pursuant to Sections 7.3(b)(iv)(D)(i) hereof.

                  "Group II Subordination Reduction Amount": With respect to any Payment Date, an amount equal to the lesser of (x) the Group II Excess Subordinated Amount for such Payment Date and (y) the amount described in clause
(x) of the definition of Base Group II Principal Distribution Amount for such Payment Date.

                  "Group II Supplemental Interest Payment Account": The Group II Supplemental Interest Payment Account established in accordance with Section 7.9(a) hereof and maintained by the Trustee.

                  "Group II Total Available Funds": As of any Payment Date, the amount on deposit in the Class A Group II Distribution Account on such Payment Date after making the allocations, transfers and disbursements from the Certificate Account pursuant to Section 7.3(b) hereof on such Payment Date. The term "Group II Total Available Funds" does not include Insured Payments and does not include any amounts that cannot be distributed to the Owners of the Certificates by the Trustee as a result of proceedings under the United States Bankruptcy Code.

                  "Group  II  Trigger  Event":   As  defined  in  the  Insurance
Agreement.

                  "Group II Trustee's Fee": With respect to any Payment Date, the product of (i) one-twelfth of ____ and

(ii) the Group II Pool Principal Balance as of the last day of the preceding Remittance Period.

                  "Highest Lawful Rate":  As defined in Section 12.13.

                  "Initial Mortgage Loans": shall mean Mortgage Loans delivered by the Seller on the Startup Day.

                  "Insurance Agreement": The Insurance Agreement dated as of ____________ between the Certificate Insurer and the Seller.

                  "Insurance Policy": Any hazard or title insurance policy relating to a Mortgage Loan.

                  "Insurance Proceeds": The proceeds of any Insurance Policy relating to a Mortgage Loan, a Property or an REO Property, net of proceeds to be applied to the repair of the Property or released to the Mortgagor and net of expenses reimbursable therefrom, but excluding any Insured Payment.

                  "Insured Payment": The Group I Insured Payment or the Group II Insured Payment, as the case may be.

                  "Interest    Advance":    As   defined   in   Section   7.9(a)
_______________ hereof.

                  "Interest Advance Reimbursement Amount": As defined in Section 7.9(b) hereof.

                  "Interest Determination Date": With respect to any Accrual Period for the Class A-6 Group II Certificates, the second London Business Day preceding the first day of such Accrual Period.

                  "LIBOR": With respect to any Accrual Period for the Class A-1 Group I Certificates or the Class A-6 Group II Certificates, the rate determined by the Trustee on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest Determination Date. On each Interest Determination Date, LIBOR for the related Accrual Period will be established by the Trustee as follows:

         (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).






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

    (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and
                  (ii) the Reserve Interest Rate.

                  "Liquidated Loan": As to any Payment Date, any Mortgage Loan as to which the Master Servicer has determined, in accordance with the servicing procedures specified herein, during the related Remittance Period that all Liquidation Proceeds which it expects to recover from or on account of such Mortgage Loan have been recovered. Any such determination shall be evidenced by an Officer's Certificate in the form of Exhibit I to this Agreement.

                  "Liquidation Expenses": Expenses which are incurred by the Master Servicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses, including, without limitation, legal fees and expenses, and any unreimbursed Servicing Advances expended by the Master Servicer pursuant to Sections 10.9(b) and 10.13 of this Agreement with respect to the related Mortgage Loan.

                  "Liquidation Proceeds": With respect to any Liquidated Loan, any amounts (including the proceeds of any Insurance Policy) recovered by the Master Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise, and including, without limitation, sale proceeds received upon the sale of REO Property.

                  "Loan Balance": With respect to each Mortgage Loan, the outstanding principal balance thereof on the Cut-Off Date or Subsequent Cut-Off Date, as the case may be, less any related Principal Remittance Amounts relating to such Mortgage Loan included in previous related Monthly Remittances that were transferred by the Master Servicer or any Sub-Servicer to the Trustee for deposit in the Certificate Account; provided, however, that the Loan Balance for any Mortgage Loan which has become a Liquidated Loan shall be zero as of the first day of the Remittance Period following the Remittance Period in which such Mortgage Loan becomes a Liquidated Loan, and at all times thereafter.

                  "Loan Purchase Price": With respect to any Mortgage Loan purchased from the Trust on a Remittance Date pursuant to Sections 3.2, 3.3, 3.4, or 10.13(f) hereof, an amount equal to the Principal Balance of such Mortgage Loan as of the date of purchase (after giving effect to the related Monthly Remittance remitted by the Master Servicer on such Remittance Date), plus interest on the outstanding Principal Balance thereof as of the beginning of the preceding Remittance Period computed at the related Coupon Rate less the rate at which the Master Servicing Fee is calculated, plus the aggregate amounts of (i) all unreimbursed Reimbursable Advances and (ii) all Delinquency Advances which the Master Servicer has theretofore failed to remit with respect to such Mortgage Loan.

                  "Loan-to-Value  Ratio":  As of any  particular  date  (i) with respect to any First Mortgage Loan, the percentage of Appraised Value represented by the original principal balance of the Note relating to such First Mortgage Loan and (ii) with respect to any Second Mortgage Loan, the percentage of Appraised Value as of the date of origination of such Second Mortgage Loan represented by an amount equal to the sum of (a) the remaining principal balance of the Senior Lien note relating to such First Mortgage Loan and (b) the original principal balance of the Note relating to such Second Mortgage Loan.

                  "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

                  "Lower Tier Distribution Amount": As of any Payment Date, the sum of (i) the Group I Available Funds and (ii) the Group II Available Funds.

                  "Lower-Tier Interests": As defined in Section 2.8(c) hereof.

                  "Lower-Tier REMIC": The segregated pool of assets held by the Trust consisting of the Mortgage Loans.

                  "Master Servicer": Access Financial Lending Corp., a Delaware corporation.

                  "Master Servicer's Trust Receipt": The Master Servicer's trust receipt in the form set forth in Exhibit F hereto.

                  "Master Servicing Fee": With respect to any Mortgage Loan, an amount retained by the Master Servicer from collections of interest on the Mortgage Loans as compensation for its servicing duties relating to such Mortgage Loan pursuant to Section 10.15 hereof and equal to _____ per annum of the then outstanding principal amount of such Mortgage Loan as of the first day of each Remittance Period payable on a monthly basis; provided, that if the Seller is no longer the Master Servicer, such rate may be increased to a rate not in excess of _____ and if the Trustee is acting as Master Servicer such rate shall be equal to _____.

                  "Monthly Remittance": The Group I Monthly Remittance, or the Group II Monthly Remittance, as the case may be.






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

                  "__________":  ___________

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Note.

                  "Mortgage Loan": Each of the mortgage loans sold by the Seller to the Trust on the Startup Day, together with any Qualified Replacement Mortgages substituted therefor by the Seller in accordance with Section 3.2, 3.3 or 3.4 hereof as from time to time are held as a part of the Trust Estate, the Mortgage Loans originally so held being identified in the related Mortgage Loan Schedule. The term "Mortgage Loan" includes the terms "First Mortgage Loan" and "Second Mortgage Loan". The term "Mortgage Loan" includes any Mortgage Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is REO Property prior to such Property's disposition by the Trust. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Trust by the Seller, in fact was not transferred and assigned to the Trust for any reason whatsoever, including, without limitation, the incorrectness of the statement set forth in Section 3.3(b)(i) hereof with respect to such mortgage loan, shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement. The term "Mortgage Loan" includes the terms "Initial Mortgage Loan" and "Subsequent Mortgage Loan".

                  "Mortgage Loan Group": Each of Group I and Group II.

                  "Mortgage Loan Schedules": The schedules of Mortgage Loans, separated by Mortgage Loan Group and by Sub-Servicer, listing each Mortgage Loan conveyed on the Startup Day and setting forth as to each Mortgage Loan the following information: (i) the name of the Mortgagor, (ii) the street address of the Property, (iii) the town or city in which the Property is located, (iv) the Principal Balance as of the Cut-Off Date, (v) the account number, (vi) the original principal amount, (vii) the current Coupon Rate, (viii) the first date on which a scheduled monthly payment is due under the Note, (ix) the original stated maturity date of the Note, (x) the State in which the Property is located, (xi) the zip code of the Property, (xii) the Loan-to-Value Ratio,
(xiii) the Loan-to-Value Ratio of any Second Mortgage Loan calculated by disregarding the amount described in clause (ii)(a) of the definition of "Loan-to-Value Ratio", (xiv) whether the Property is owner-occupied or non-owner occupied, (xv) whether the Property is a single family residence, two-to-four family residence, a condominium, a townhouse or a rowhouse and (xvi) if such Mortgage Loan is a "balloon loan", the amortization terms (e.g., 30 year amortization due in 15 years), as they

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



may be further supplemented in connection with Subsequent Transfers.

                  "Mortgagor":  The obligor on a Note.

                  "Net Insurance Proceeds": As to any Mortgage Loan, Insurance Proceeds net of unreimbursed Reimbursable Advances relating thereto. In no event shall Net Insurance Proceeds with respect to any Mortgage Loan be less than zero.

                  "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of unreimbursed Reimbursable Advances relating to such Mortgage Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

                  "Net  Proceeds":   The  sum  of,  without   duplication,   Net
Liquidation Proceeds, Net Insurance Proceeds and Net Released Mortgage Property Proceeds.

                  "Net Realized Loss": With respect to any Liquidated Loan the excess, if any, of (x) the Principal Balance thereof at the time the Mortgage Loan became a Liquidated Loan over (y) the related Net Liquidation Proceeds.

                  "Net Released Mortgage Property Proceeds": As to any Mortgage Loan, Released Mortgage Property Proceeds net of unreimbursed Reimbursable Advances relating thereto. In no event shall Net Released Mortgage Property Proceeds with respect to any Mortgage Loan be less than zero.

                  "Net Weighted Average Coupon Rate": With respect to any Mortgage Loan Group and Remittance Period, the weighted average Coupon Rates (weighted by Principal Balances) of the related Mortgage Loans, calculated at the opening of business on the first day of such Remittance Period, less the rate at which the Master Servicing Fee is then calculated and less the Trustee Fee, REMIC Reporting Fee and Certificate Insurer premium.

                  "Nonrecoverable Advances": With respect to any Mortgage Loan, any Servicing Advance or Delinquency Advance proposed to be made by the Master Servicer in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Master Servicer, would not be ultimately recoverable from late collections, Insurance Proceeds, Liquidation Proceeds or Released Mortgage Property Proceeds on such Mortgage Loan or REO Property or otherwise. Notwithstanding anything to the contrary contained in this Agreement, no Delinquency Advance or Servicing Advance shall be required to be made by the Master Servicer if such Delinquency Advance or Servicing Advance would, if made, constitute a Nonrecoverable Advance.

                  "Note": The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Officer's   Certificate":   A   certificate   signed  by  any
Authorized Officer of any Person delivering such certificate and delivered to the Trustee.

                  "Operative Documents": This Agreement, the Subsequent Transfer Agreements, the Underwriting Agreement dated as of __________ among the Seller and the Underwriters, and the Indemnification Agreement dated as of __________ among the Seller, the Underwriters and the Certificate Insurer.

                  "Original Aggregate Pre-Funded Amount": The amount deposited in the Pre-Funding Account on the Startup Day, from the proceeds of the sale of the Class A Certificates, which amount is $ .

                  "Original Group I Pool Principal Balance": The aggregate Principal Balances of all Group I Initial Mortgage Loans as of the Cut-Off Date, i.e., ____________.


                  "Original Group II Pool Principal Balance": The aggregate Principal Balances of all Group II Initial Mortgage Loans as of the Cut-Off Date, i.e., ____________.

                  "Original Pool  Principal  Balance":  The aggregate  Principal
Balances  of  all  Initial   Mortgage  Loans  as  of  the  Cut-Off  Date,  i.e.,
____________.

                  "Original Principal Balance": With respect to each Note, the outstanding principal amount of such Note as of the Cut-Off Date.

                  "Outstanding": With respect to all Certificates of a Class, as of any date of determination, all such Certificates theretofore executed and delivered hereunder except:

                     (i) Certificates theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                    (ii) Certificates or portions thereof for which full and final payment of money in the necessary amount has been theretofore deposited with the Trustee in trust for the Owners of such Certificates;

                   (iii) Certificates in exchange for or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser;

                    (iv) Certificates alleged to have been destroyed, lost or stolen for which replacement Certificates have been issued as provided for in Section 5.5 hereof; and

                     (v) With respect to voting rights, any Class A Certificates held by the Seller, the Master Servicer or any affiliate of any thereof, unless all other Class A Certificates have been paid in full.

                  Any Certificates in which the Certificate Insurer has an interest pursuant to its right of subrogation shall be "Outstanding Certificates".

                  "Overfunded Interest Amount": With respect to each Subsequent Transfer Date occurring in , the difference between (i) three-months' interest on the aggregate Loan Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent Transfer Date and assigned to Group I, calculated at the Group I Weighted Average Pass-Through Rate and (ii) three-months' interest on the aggregate Loan Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent Transfer Date and assigned to Group I, calculated at the rate at which Pre-Funding Account moneys are invested as of such Subsequent Transfer Date.

                  With  respect  to each  Subsequent  Transfer Date occurring in
            , the difference between (i) two-month's interest on the aggregate Loan Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent Transfer Date and assigned to Group I, calculated at the Group I Weighted Average Pass-Through Rate and (ii) two-month's interest on the aggregate Loan Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent Transfer Date and assigned to Group I, calculated at the rate at which Pre-Funding Account moneys are invested as of such Subsequent Transfer Date.

                  With respect to each Subsequent Transfer Date occurring in , the difference between (i) one-month's interest on the aggregate Loan Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent
Transfer Date and assigned to Group I, calculated at the Group I Weighted Average Pass-Through Rate and (ii) one-month's interest on the aggregate Loan Balances of the Subsequent Mortgage Loans acquired by the Trust on such Subsequent Transfer Date and assigned to Group I, calculated at the rate at which Pre-Funding Account moneys are invested as of such Subsequent Transfer Date.

                  "Owner": The Person in whose name a Certificate is registered in the Register.

                  "Payment Date": The 18th day of each month (or, if such day is not a Business Day, the next following Business Day), commencing in the month following the Startup Day.

                  "Percentage Interest": As to any Class A Certificate or Class B Certificate, that percentage, expressed as a fraction, the numerator of which is the original principal balance of such Certificate as of the Cut-Off Date and the denominator of which is the original principal balance of all Certificates of the same Class as of the Cut-Off Date; as to any Residual Certificate, that Percentage Interest set forth on such Residual Certificate.

                  "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Pool Delinquency Rate": With respect to any Remittance Period, the fraction, expressed as a percentage, equal to (x) the aggregate Principal Balances of all Mortgage Loans 90 or more days Delinquent as of the close of business on the last day of such Remittance Period over (y) the Pool Principal Balance as of the close of business on the last day of such Remittance Period.

                  "Pool  Principal  Balance":   As  to  any  Payment  Date,  the
aggregate principal balance of the Mortgage Loans as of the close of business on the last day of the related Remittance Period.

                  "Pool Rolling Three Month Delinquency Rate": As of any Payment Date the fraction, expressed as a percentage, equal to the average of the Pool Delinquency Rates for each of the three (or one and two, in the case of the first and second Payment Dates), immediately preceding Remittance Periods.

                  "Pre-Funded Amount": With respect to any Determination Date, the amount on deposit in the Pre-Funding Account.

                  "Pre-Funding Account": The Pre-Funding Account established in accordance with Section 7.2 hereof and maintained by the Trustee.

                  "Pre-Funding Period": The period commencing on the Startup Day and ending on the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) is less than $100,000,

(ii) the date on which any Event of Default occurs and (iii)
       .

                  "Preference Amount":  As to any Payment Date:

                  (i) with respect to the Class A-1 Group I Certificates, any amounts included in previous distributions to Class A-1 Group I Certificateholders of Class A-1 Distribution Amounts (exclusive of Group I Insured Payments) which are recovered from such Class A-1 Group I Certificate-holders as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Class A-1 Group I Certificateholders provided such Class A-1 Group I Certificateholders have complied with the provisions of Section 7.3(g);

                  (ii) with respect to the Class A-2 Group I Certificates, any amounts included in previous distributions to Class A-2 Group I Certificateholders of Class A-2 Distribution Amounts (exclusive of Group I Insured Payments) which are recovered from such Class A-2 Group I Certificateholders as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not heretofore been repaid to such Class A-2 Group I Certificateholders provided such Class A-2 Group I Certificateholders have complied with the provisions of Section 7.3(g);

                  (iii) with respect to the Class A-3 Group I Certificates, any amounts included in previous distributions to Class A-3 Group I Certificateholders of Class A-3 Distribution Amounts (exclusive of Group I Insured Payments) which are recovered from such Class A-3 Group I Certificateholders as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Class A-3 Group I Certificateholders provided such Class A-3 Group I Certificateholders have complied with the provisions of Section 7.3(g);

                  (iv) with respect to the Class A-4 Group I Certificates, any amounts included in previous distributions to Class A-4 Group I Certificateholders of Class A-4 Distribution Amounts (exclusive of Group I Insured Payments) which are recovered from such Class A-4 Group I Certificateholders as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not heretofore been repaid to such Class A-4 Group I Certificateholders provided such Class A-4 Group I Certificateholders have complied with the provisions of Section 7.3(g);

                  (v) with respect to the Class A-5 Group I Certificates, any amounts included in previous distributions to Class A-5 Group I Certificateholders of Class A-5 Distribution Amounts (exclusive of Group I Insured Payments) which are recovered from such Class A-5 Group I Certificateholders as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not heretofore been repaid to such Class A-5 Group I Certificateholders provided such Class A-5 Group I Certificateholders have complied with the provisions of Section 7.3(g); and

                  (vi) with respect to the Class A-6 Group II Certificates, any amounts included in previous distributions to Class A-6 Group II Certificateholders of Class A-6 Distribution Amounts (exclusive of Group II Insured Payments) which are recovered from such Class A-6 Group II Certificateholders as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not heretofore been repaid to such Class A-6 Group II Certificateholders provided such Class A-6 Group II Certificateholders have complied with the provisions of Section 7.3(g).

                  "Premium Amount": The Group I Premium Amount or the Group II Premium Amount, as the case may be.

                  "Prepayment": Any payment of principal of a Mortgage Loan by a Mortgagor which is received by the Master Servicer in advance of the scheduled due date for the payment of such principal.

                  "Preservation Expenses": Expenditures made by the Master Servicer in connection with a foreclosed Mortgage Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation. Preservation Expenses shall constitute "Servicing Advances" for all purposes of this Agreement.

                  "Principal and Interest Account": The principal and interest account created by the Master Servicer pursuant to Section 10.8 hereof.

                  "Principal Balance": As of any date of calculation and with respect to each Mortgage Loan, the Original Principal Balance thereof less any related Principal Remittance Amounts relating to such Mortgage Loan included in previous related Monthly Remittances and, if applicable, the related Monthly Remittance as of such date.

                  "Principal   Remittance   Amounts":   The  Group  I  Principal
Remittance Amount or the Group II Principal Remittance Amount, as the case may be.

                  "Prohibited  Transaction":  Has  the  meaning  as  defined  in
Section 860F of the Code.

                  "Property":  The  underlying  real  property,   including  the
improvements thereon, securing a Mortgage Loan.

                  "Prospectus": The Prospectus dated ____________ relating to Mortgage Loan Asset Backed Securities, issuable in Series.

                  "Prospectus  Supplement":   The  Prospectus  Supplement  dated
___________ relating to the Class A Certificates.

                  "Qualified Liquidation": "Qualified Liquidation" shall have the meaning set forth from time to time in the definition thereof at Section 860F(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust.

                  "Qualified Mortgage": "Qualified mortgage" shall have the meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto) and applicable to the Trust.

                  "Qualified Replacement Mortgage": A Mortgage Loan substituted for another by the Seller pursuant to Section 3.2, 3.3 or 3.4 hereof, which (i) has a fixed rate of interest if the Mortgage Loan being replaced is a Group I Mortgage Loan and has a variable rate of interest if the Mortgage Loan being replaced is a Group II Mortgage Loan, (ii) has a Coupon Rate at least equal to the Coupon Rate of the Mortgage Loan being replaced (which, in the case of a Group II Mortgage Loan, shall be deemed to mean the same index and a margin equal to or greater than the margin applicable to the Group II Mortgage Loan being replaced), (iii) is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (iv) shall mature no later than the latest maturity date of any Mortgage Loan then held in the related Mortgage Loan Group (v) has a Loan-to-Value Ratio as of the Replacement Cut-Off Date no higher than the Loan-to-Value Ratio of the replaced Mortgage Loan at such time, (vi) shall be a First Mortgage Loan if the Mortgage Loan being replaced was a First Mortgage Loan, and shall have the same or higher lien priority if the Mortgage Loan being replaced was a junior Mortgage Loan, (vii) has a Principal Balance as of the related Replacement Cut-Off Date equal to or less than the Principal

Balance of the  replaced  Mortgage  Loan as of such  Replacement  Cut-Off  Date,
(viii) shall be of the same or higher credit quality classification (determined in accordance with the Seller's underwriting guidelines) as the Mortgage Loan which such Qualified Replacement Mortgage replaces, (ix) satisfies the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust, and (x) complies as of the date of substitution with each representation and warranty set forth in Section 3.2(b) hereof, all as evidenced by any Officer's Certificate of the Seller delivered to the Trustee prior to any such substitution. In the event that one or more mortgage loans are proposed to be substituted for one or more Mortgage Loans, the Certificate Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Certificate Insurer, as evidenced by a written approval delivered to the Trustee by the Certificate Insurer, except that the requirement of clause (ix) hereof must be satisfied as to each Qualified Replacement Mortgage.

                  "Rating Agency": Any nationally recognized statistical credit rating agency, or its successor, that rates any Certificates at the request of the Seller at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee, the Certificate Insurer and the Master Servicer. References herein to the highest rating category of a rating agency shall mean AAA (with respect to long-term ratings) or A-1+ (with respect to short-term ratings), in the case of ______, and _____ (with respect to long-term ratings) or _____ (with respect to short-term ratings), in the case of ___________, and in the case of any other Rating Agency shall mean such equivalent ratings.

                  "Record Date": With respect to the Group I Certificates and any Payment Date, the close of business on the first Business Day of the calendar month in which such Payment Date occurs. With respect to the Group II Certificates and any Payment Date, the close of business on the Business Day immediately preceding such Payment Date.

                  "Reference   Banks":   _____________,   ________________   and
______________; provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Seller or any affiliate thereof, (iii) whose quotations appear on the Reuters Screen LIBO Page on the relevant Interest Determination Date and (iv) which have been designated as such by the Trustee.

                  "Register":   The  register   maintained  by  the  Trustee  in
accordance with Section 5.4 hereof, in which the names of the Owners are set forth.

                  "Registration Statement": The Seller's Registration Statement number ___________, filed on Form S-3.

                  "Reimbursable Advances": As to any Mortgage Loan, all Delinquency Advances and Servicing Advances made by the Master Servicer with respect thereto, to the extent not previously paid to or withheld by the Master Servicer.

                  "Released Mortgaged Property Proceeds": Proceeds received in connection with a taking of a Property by condemnation or the exercise of eminent domain or in connection with a release of part of the Property.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

                  "REMIC Reporting Fee": For any Payment Date, one-twelfth of ____ of the Pool Principal Balance paid to the Trustee who in turn shall pay to the accountants designated by the Seller for REMIC reporting done in connection with the Trust.

                  "REMIC Trust": The segregated pool of assets consisting of the Trust Estate except for the Capitalized Interest Account, the Pre-Funding Account, the Supplemental Interest Payment Account and the Class A-6 Distribution
Account.

                  "Remittance Date": Any date on which the Master Servicer is required to remit moneys on deposit in a Principal and Interest Account to the Trustee, which shall be the 13th day of each month, commencing in the month following the Startup Day or if such day is not a Business Day the following Business Day.

                  "Remittance Period": The period (inclusive) beginning at the opening of business on the second day of the calendar month immediately preceding the calendar month in which a Remittance Date occurs and ending at the close of business on the first day of the calendar month in which such Remittance Date occurs.

                  "REO Property": A Property acquired by the Master Servicer in the name of and on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  "Replacement Cut-Off Date": With respect to any Qualified Replacement Mortgage, the second day of the calendar month in which such Qualified Replacement Mortgage is conveyed to the Trust.

                  "Representation Letter": Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A Certificates registered in the Register under the nominee name of the Depository.

                  "Representative":  ________________________.

                  "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trustee determines to be either
(i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of _____) of the one-month U.S. dollar lending rates which three New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which three New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

                  "Residual Certificate": Any Class RL Certificate or any Class RU Certificate.

                  "___":  _______________________.

                  "Second Mortgage Loan": A Mortgage Loan which constitutes a second priority mortgage lien with respect to the related Property.

                  "Seller":   Access   Financial   Lending   Corp.,  a  Delaware
corporation.

                  "Senior Lien": With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Property having a first priority lien.

                  "Servicing Advance": As defined in Sections 10.9(b) and 10.13 hereof.






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

                  "Servicing Standards": As defined in Section 10.2 hereof.


                  "Startup Day":  ________________.

                  "Sub-Servicer": Any Person with whom the Master Servicer has entered into a Sub-Servicing Agreement and who satisfies the requirements set forth in Section 10.3 hereof in respect of the qualification of a Sub-Servicer.

                  "Sub-Servicing Agreement": The written contract between the Master Servicer and any Sub-Servicer relating to servicing and/or administration of certain Mortgage Loans as permitted by Section 10.3 hereof.

                  "Subsequent Cut-Off Date": With respect to any Subsequent Mortgage Loans, the first day of the month in which such Subsequent Mortgage Loans are transferred and assigned to the Trust.

                  "Subsequent Mortgage Loans": The Mortgage Loans sold to the Trust pursuant to Section 3.6 of the Agreement, which shall be listed on the Mortgage Loan Schedule attached to the Subsequent Transfer Agreement.

                  "Subsequent Transfer Agreement": Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the Trustee and the Seller substantially in the form of Exhibit __ hereto, by which Subsequent Mortgage Loans are sold and assigned to the Trust.

                  "Subsequent   Transfer  Date":  The  date  specified  in  each
Subsequent Transfer Agreement.

                  "Substitution Amount": As defined in Section 3.2(a) hereof.

                  "Supplemental Interest Payment Amount": As defined in Section 7.9(a) hereof.

                  "Supplemental    Interest   Trust":   The   Access   Financial
Supplemental Interest Trust ______ created pursuant to Section 7.9(a) hereof.

                  "Tax Matters  Person":  The tax matters person,  as defined in
Section 1.860F-4(d) of the Treasury Regulations, appointed with respect to the Trust pursuant to Section 12.18 hereof.

                  "Trust": Access Financial Mortgage Loan Trust ______, the trust created under Article II of this Agreement.

                  "Trust Estate": Collectively, all money, instruments, and other property to the extent such money, instruments and other property, are subject hereto or intended to be held in trust for the benefit of the Owners, including all proceeds thereof, including, without limitation, (i) the Initial Mortgage Loans and the Subsequent Mortgage Loans, (ii) such amounts, including Eligible Investments, as from time to time may be held by the Trustee in any Account, and by the Master Servicer in the Principal and Interest Account or otherwise held by the Master Servicer in trust for the Owners (except as otherwise provided herein), (iii) any Property, the ownership of which has been effected in the name of the Trust as a result of foreclosure or acceptance by the Master Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) the rights, if any, of the Trust in any Insurance Policies relating to the Mortgage Loans, (v) Net Liquidation Proceeds (but only to the extent that such Net Liquidation Proceeds do not exceed the Principal Balance of the related Mortgage Loan plus accrued and unpaid interest on such Mortgage Loan) with respect to any Liquidated Loan, (vi) Released Mortgaged Property Proceeds, (vii) the Certificate Insurance Policy, (viii) such amounts held in the Capitalized Interest Account and (ix) such amounts held in the Pre-Funding Account.

                  "Trustee":   ________________________________  ___________,  a
national banking association located on the date of execution of this Agreement at ________________ ____________________________________________________, not in
its individual capacity but solely as Trustee under this Agreement, and any successor hereunder.

                  "Trustee's Fee": The total of the Group I Trustee's Fee and the Group II Trustee's Fee.

                  "Underwriters":  _____________________________________________
_______________________________.

                  "Unregistered   Certificates":   Certificates  which  are  not
registered as evidenced by inclusion in the Register.

                  "Upper-Tier REMIC": The segregated pool of assets held by the Trust consisting of the Lower Tier Interests (except for the RL Lower-Tier Interest, as set forth in the chart in Section 2.8(c) hereof), the Distribution Accounts and the Certificate Insurance Policy.

                  Section 1.2. Use of Words and Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in
Section 1.1 hereof include both the singular and the plural.

Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

                  Section 1.3. Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

                  Section 1.4. Opinions. Each opinion with respect to the validity, binding nature and enforceability of documents or Certificates may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction. Opinions regarding REMIC matters must be furnished by special counsel to the Seller.

                  Section 1.5. Calculations. All calculations of accrued interest made pursuant to the Agreement shall be made assuming a 360-day year consisting of twelve 30-day months, except for interest on the Group II Certificates which calculations shall be made based on the actual number of days over a 360-day year, or as otherwise specifically provided herein.


                                   ARTICLE II

                                    THE TRUST

                  Section 2.1. Establishment of the Trust. The Seller does hereby create and establish, pursuant to the laws of the State of New York and this Agreement, the Trust, which, for convenience, shall be known as "Access Financial Mortgage Loan Trust _______. The Trust shall be deemed to consist of two sub-trusts, one with respect to each Mortgage Loan Group.

                  Section 2.2. Office.  The office of the Trust shall be in care
of           the           Trustee,           _________________________________,
____________________________________ or at such other address as the Trustee may designate by notice to the Seller, the Master Servicer, the Certificate Insurer and the Owners.

                  Section 2.3. Purpose and Powers. The purpose of the Trust is to engage in the following activities, and only such activities: (i) the purchase of the Mortgage Loans; (ii) the holding of the Mortgage Loans and the Trust Estate related thereto; (iii) the issuance of the Certificates; (iv) activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including the investment of moneys in accordance with this Agreement; and (v) such other activities as may be required in connection with conservation of the Trust Estate and distributions to the Owners; provided, however, that nothing contained herein shall be construed to permit the Trustee to take any action which would adversely affect the status of any interest held by the Trust which is intended to be treated as a REMIC.

                  Section 2.4. Appointment of the Trustee; Declaration of Trust. The Seller hereby appoints the Trustee as trustee of the Trust effective as of the Startup Day, to have all the rights, powers and duties set forth herein. The Trustee hereby acknowledges and accepts such appointment, represents and warrants its eligibility as of the Startup Day to serve as Trustee pursuant to
Section 9.8 hereof and declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the benefit of the Owners.

                  Section 2.5. Expenses of the Trust. The Master Servicer shall retain its monthly aggregate Master Servicing Fees as provided in Section 10.15 herein; the Trustee's Fee shall be paid monthly as provided in Section 7.3(b)(i) hereof; the REMIC Reporting Fee shall be paid monthly as provided in Section 7.3(b)(ii) hereof and the premiums due to the Certificate Insurer shall be paid monthly as provided in Section 7.3(b)(iii) hereof; all other expenses of the Trust including any fees and expenses incurred by the Trustee in connection with a termination of the Trust pursuant to Article VIII shall be submitted to the Seller for its approval, and, if so approved, shall be paid by the Seller. The reasonable fees and expenses of the Trustee's counsel in connection with the review and delivery of this Agreement and related documentation shall be due as of the Startup Day and shall be paid by the Seller.

                  Section 2.6. Ownership of the Trust. On the Startup Day, the ownership interests in the Trust shall be transferred as set forth in Section
4.2 hereof, such transfer to be evidenced by issuance of the Certificates as described therein. Thereafter, transfer of any ownership interest shall be governed by Section 5.4 hereof.

                  Section 2.7. Receipt of Trust Estate. The Seller hereby directs the Trustee to accept the property conveyed to it pursuant to Section 3.3 hereof in connection with the establishment of the Trust, and the Trustee hereby acknowledges receipt of such property. The Seller further directs the Trustee to issue the Certificates, to hold the Class A Certificates as transfer agent for the Depository as provided in Section 5.4, and to deliver the Class B Certificates and the Residual Certificates to the Seller.

                  Section 2.8. Miscellaneous REMIC Provisions. (a) The Trust shall elect that the Upper-Tier REMIC and the Lower-Tier REMIC shall be treated as REMICs under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of the Trust shall be resolved in a manner that preserves the validity of such REMIC elections.

                  (b) The Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the uncertificated right of the Group I Supplemental Interest Account to receive the distributions described in Section 7.3(c)(iv) and the uncertificated right of the Group II Supplemental Interest Account to receive the distributions described in Section 7.3(c)(v) of (the "Uncertificated Interest") are hereby designated as "regular interests" with respect to the Upper- Tier REMIC and the Class RU Certificates are hereby designated as the single class of "residual interest" with respect to the Upper-Tier REMIC. The Class LT1, LT2, LT3, LT4, LT5 and LT6 Certificates are hereby designated as "regular interests" with respect to the Lower-Tier REMIC and the Class RL Certificates are hereby designated as the single class of "residual interest" with respect to the Lower-Tier REMIC. The Capitalized Interest Account and the Pre-Funding Account are not part of the segregated pool of assets which constitutes the REMIC Trust.

                  (c) The beneficial ownership interest of the Lower-Tier REMIC shall be evidenced by the interests (the "Lower-Tier Interests") having the characteristics and terms as follows:

                                      Original                       Final
     Class            Companion       Principal     Interest        Payment
  Designation          Classes         Balance        Rate           Date
- --------------     ---------------   -----------    --------    ---------------
     LT-1          A-1, B Group I    ___________      (1)       _____________
     LT-2          A-2, B Group I    ___________      (1)       _____________
     LT-3          A-3, B Group I    ___________      (1)       _____________
     LT-4          A-4, B Group I    ___________      (1)       _____________
     LT-5          A-5, B Group I    ___________      (1)       _____________
     LT-6          A-6, B Group II   ___________      (2)       _____________
      RL                                 (3)          (3)       _____________

(1)      The Net Weighted Average Coupon Rate of the Group I Mortgage Loans.
(2)      The Net Weighted Average Coupon Rate of the Group II Mortgage Loans.
(3)      The RL Certificate has no principal balance and does not bear interest.

The Lower-Tier Interests LT-1, LT-2, LT-3, LT-4, LT-5 and LT-6 shall be issued as non-certificated interests and recorded on the records of the Lower-Tier REMIC as being issued to and held by the Trustee on behalf of the Upper-Tier REMIC.

                  On each Payment Date, the Lower Tier Distribution Amount shall be applied as principal and interest of particular Lower Tier Interests, other than the RL Certificate, in amounts corresponding to the aggregate respective amounts required to be applied as principal and interest of their related Companion Classes (as set forth above) pursuant to the priorities set forth in section 7.3 hereof.

                  No  distributions  will be made on the  Class RL  Certificate, except that any distribution of the proceeds of the final remaining assets of the Lower Tier REMIC shall be distributed to the holder thereof upon presentation and surrender of the Class RL Certificate.

                  (d) The Startup Day is hereby designated as the "startup day" of each REMIC within the meaning of Section 860G(a)(9) of the Code.


                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                     OF THE SELLER AND THE MASTER SERVICER;
                          CONVEYANCE OF MORTGAGE LOANS

                  Section 3.1. Representations and Warranties of the Seller and the Master Servicer.

                  (a) The Seller hereby represents, warrants and covenants to the Trustee, the Master Servicer, the Certificate Insurer and to the Owners as of the Startup Day that:

                         (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Seller has all requisite corporate power and authority to own and operate its properties, to enable it to carry out its business as presently conducted in a material manner and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party in a material manner.

                        (ii) The execution and delivery of this Agreement and the other Operative Documents to which the Seller is a party, by the Seller, and its performance and compliance with the terms of this Agreement and of the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Seller and will not violate the Seller's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Seller or any of its properties.

                       (iii) This Agreement and the other Operative Documents to which the Seller is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                        (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which it is a party.

                         (v) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which it is a party.

                        (vi) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state a material fact necessary to make the certificate, statement or report not misleading.

                       (vii)  The  statements   contained  in  the  Registration
         Statement which describe the Seller or matters or activities for which the Seller is responsible in accordance with the Operative Documents or which are attributed to the Seller therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to the Seller or omit to state a material fact required to be stated therein or necessary in order to prevent the statements contained therein with respect to the Seller from being misleading. To the best of the Seller's knowledge and belief, the Registration Statement does not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading.

                      (viii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Seller of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Seller and the performance by the Seller of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

                        (ix) The transactions contemplated by this Agreement are in the ordinary course of business of the Seller.

                         (x)  The  Seller   received  fair   consideration   and
         reasonably equivalent value in exchange for the sale of the interests in the Mortgage Loans.

                        (xi) The Seller did not sell any interest in any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors.

                       (xii) The Seller is solvent and the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust.

                  (b) The Master Servicer hereby represents and warrants to the Trustee, the Certificate Insurer, the Seller and to the Owners as of the Startup Day that:

                  (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and is, or a Sub-Servicer is, in compliance with the laws of each state in which any Property is located to the extent necessary to enable the Master Servicer to perform its obligations hereunder. The Master Servicer and each Sub-Servicer is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary to enable the Master Servicer to perform its obligations hereunder. The Master Servicer has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge, either directly or through Sub-Servicers, its obligations under this Agreement. The Master Servicer and each Sub-Servicer (except ___________) has equity of at least $15,000,000 as determined in accordance with generally accepted accounting principles. Each Sub-Servicer appointed by the Master Servicer will have all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted.

                  (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement and any Sub-Servicing Agreement have been duly authorized by all necessary corporate action on the part of the Master Servicer and will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which the Master Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Master Servicer or any of its properties.

                  (iii) This Agreement and any Sub-Servicing Agreement, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                  (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder and under any Sub-Servicing Agreement.

                  (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which litigation might have consequences that would prohibit its entering into this Agreement or any Sub-Servicing Agreement or that would materially and adversely affect the condition (financial or otherwise) or operations of the Master Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                  (vi) Each certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Master Servicer is true and correct in all material respects.

                  (vii) The statements contained in the Prospectus Supplement which describe the Master Servicer under the caption "The Master Servicer" are true and correct in all material respects.

                  (viii) The Master Servicing Fee is a "current (normal) servicing fee rate" as that term is used in Statement of Financial Accounting Standards No. 65 issued by the Financial Accounting Standards Board. Neither the Master Servicer nor any affiliate thereof will report on any financial statements any part of the Master Servicing Fee as an adjustment to the sales price of the Mortgage Loans.

                  (ix) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Master Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by, and the performance of the obligations of, the Master Servicer, either directly or through a Sub-Servicer, of this Agreement and each Sub-Servicing Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and each Sub-Servicing Agreement on the part of the Master Servicer and the performance by the Master Servicer, either directly or through a Sub-Servicer, of its obligations under this Agreement and each Sub-Servicing Agreement.

                  (x) The collection practices used by the Master Servicer with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming credit residential loan servicing business.

                  (xi) The transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the Mortgage Loans to the Trustee.

                  Upon discovery by any of the Seller, the Master Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties set forth in this Section 3.1(c) which materially and adversely affects the interests of the Owners or of the Certificate Insurer, the party discovering such breach shall give prompt written notice to the other parties and the Certificate Insurer; provided that, the Trustee shall have no duty or responsibility to inquire, investigate, determine or obtain actual knowledge of facts or events constituting a breach of any such representations or warranties. Within 30 days of its discovery or its receipt of notice of breach, the Master Servicer shall cure such breach in all material respects and, upon the Master Servicer's continued failure to cure such breach, may thereafter be removed pursuant to Section 11.1 hereof.

                  Section 3.2. Covenants of the Seller to Take Certain Actions with Respect to the Mortgage Loans in Certain Situations. (a) Upon the actual knowledge of the Seller, the Certificate Insurer, the Master Servicer or the Trustee that the statements set forth in (ii), (x), (xiii), (xix), (xxxii), (xxxiii) or (xxxix) of subsection (b) below were untrue in any material respect as of the Startup Day with respect to the Initial Mortgage Loans and as of the related Subsequent Transfer Date with respect to any Subsequent Transfer Loan (unless otherwise specified) or that any of the other statements set forth in subsection (b) below were untrue as of the





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Startup  Day with  respect to the Initial  Mortgage  Loans and as of the related
Subsequent Transfer Date with respect to any Subsequent Transfer Loan (unless otherwise specified) with the result that the interests of the Owners or the interests of the Certificate Insurer are materially and adversely affected, the party discovering such breach shall give prompt written notice to the other parties and the Certificate Insurer.

                  Upon the earliest to occur of the Seller's discovery, its receipt of notice of breach from any one of the other parties or the Certificate Insurer or such time as a situation resulting from an existing statement which is untrue materially and adversely affects the interests of the Owners or of the Certificate Insurer as set forth above, the Seller hereby covenants and warrants that it shall promptly cure such breach in all material respects or it shall, subject to the further requirements of this paragraph, on the second Remittance Date next succeeding such discovery, receipt of notice or such time (i) substitute in lieu of each Mortgage Loan which has given rise to the requirement for action by the Seller a Qualified Replacement Mortgage and, if the outstanding principal amount of such Qualified Replacement Mortgage as of the applicable Replacement Cut-Off Date is less than the Principal Balance of such Mortgage Loan as of such Replacement Cut-Off Date, deliver an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the related Coupon Rate less the rate at which the Master Servicing Fee is calculated, if any, of the Mortgage Loan being replaced (such aggregate amount, the "Substitution Amount"), together with the aggregate amount of all unreimbursed Delinquency Advances and Servicing Advances theretofore made with respect to such Mortgage Loan to the Master Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan from the Trust at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Master Servicer for deposit in the Principal and Interest Account. In connection with any such proposed purchase or substitution, the Seller at its expense, shall cause to be delivered to the Trustee and to the Certificate Insurer an opinion of counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute a Prohibited Transaction for the Trust or would jeopardize the status of either REMIC as a REMIC and the Seller shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for the Trust or would not jeopardize the status of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC. It is understood and agreed that the obligation of the Seller so to cure the defect, substitute or purchase any Mortgage Loan as to which such a statement set forth below is untrue in any material respect and has not been remedied shall constitute the sole remedy available to the Owners, the Trustee or the Certificate Insurer respecting any such statement.






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                  (b) (i) The information  with respect to each Initial Mortgage
         Loan set forth in the related Mortgage Loan Schedule is true and correct in all material respects as of the Cut-Off Date or, with respect to any Subsequent Mortgage Loans, on the Related Subsequent Cut-Off Date;

                        (ii) Each Mortgage Loan File has been or will be delivered to the Trustee on the Startup Day or, with respect to any Subsequent Mortgage Loan, on the related Subsequent Transfer Date;

                       (iii) Each Mortgage Loan being transferred to the Trustee is a Qualified Mortgage and is a Mortgage;

                        (iv) _____% of the Original Group I Pool Principal Balance and _____% of the Original Group II Pool Principal Balance have corresponding Properties that are improved by a one-to-four family residential dwelling and the remaining Mortgage Loans have corresponding Properties that are improved by modular housing, manufactured housing, PUD, SF row houses, townhouses or duplexes;

                         (v) As of the Cut-Off Date and any Subsequent  Transfer
         Date, no Mortgage Loan in Group I had a Loan-to-Value Ratio in excess of _____% and the weighted average Loan-to-Value Ratio for Group I was approximately _____% and no Mortgage Loan in Group II had a
         Loan-to-Value Ratio in excess of _____% and the weighted average Loan-to-Value Ratio for Group II was approximately _____%.

                        (vi) Each Mortgage Loan is being serviced by or on behalf of the Master Servicer;

                       (vii) The Note related to each Group I Mortgage Loan bears a fixed Coupon Rate of at least ____% per annum; the Note related to each Group II Mortgage Loan bears interest based on an index of six-month LIBOR, adjusts either every sixth month or every twenty-fourth month or every thirty-sixth month, has a margin of at least _____%, an adjustment cap of at least ____%, a lifetime cap of at least _____% and a Coupon Rate as of the Cut-Off Date of at least ____%;

                      (viii) Notes representing not more than _____% of the Original Group I Pool Principal Balance of the Mortgage Loans provide for a "balloon" payment at the end of the 15th year and notes representing not more than ____% of the Original Group II Pool Principal Balance of the Mortgage Loans provide for a "balloon" payment at the end of the 15th year (such Mortgage Loans having 30-year amortization schedules);

                        (ix) As of the Cut-Off Date and any Subsequent Transfer Date, each Mortgage is a valid and subsisting first or second lien of record on the Property subject in the case





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         of any Second  Mortgage Loan only to a Senior Lien on such Property and subject in all cases to the exceptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which
         exceptions  are  generally   acceptable  to  banking   institutions  in
         connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                         (x) Immediately prior to the transfer and assignment herein contemplated, the Seller held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by the Seller subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in paragraph (ix) or other liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Trust will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in paragraph (ix) or other liens which will be released simultaneously with such transfer and assignment;

                        (xi) As of the Cut-Off Date, no Initial Mortgage Loan is more than 59 days delinquent, and Initial Mortgage Loans (in the aggregate) representing no more than ____% of the Original Group I Pool Principal Balance of the Initial Mortgage Loans are 30-59 days delinquent and no more than ____% of the Original Group II Pool Principal Balance of the Initial Mortgage Loans are 30-59 days delinquent; as of the related Subsequent Transfer Date, no Subsequent Mortgage Loan shall be 30 or more days delinquent;

                       (xii) As of the Startup Day with respect to the Initial Mortgage Loans, and the Subsequent Transfer Date with respect to any Subsequent Mortgage Loan, each Property is free of substantial damage and is in good repair;

                      (xiii) As of the Startup Day with respect to the Initial Mortgage Loans, and the Subsequent Transfer Date with respect to any Subsequent Mortgage Loan, there is no valid and enforceable offset, defense or counterclaim to any Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Note;

                       (xiv) As of the Startup Day with respect to the Initial Mortgage Loans, and the Subsequent Transfer Date with respect to any Subsequent Mortgage Loan, there is no delinquent tax or assessment lien on any Property, nor is there any claim for work, labor or material affecting any





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



         Property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except, in each case, those which are insured against by any title insurance policy referred to in paragraph (xvi) below;

                        (xv) Each Mortgage Loan at the time it was made complied in all material respects with all applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act, Real Estate Settlement Procedure Act and other consumer protection laws, usury, equal credit opportunity, disclosure and recording laws;

                       (xvi) With respect to each Mortgage Loan, a lender's title insurance policy, issued in standard California Land Title Association form or American Land Title Association form in the state in which the related Property is situated, in an amount at least equal to the Original Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first mortgage lien of record in the case of each First Mortgage Loan or second mortgage lien of record in the case of each Second Mortgage Loan on the real property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph (ix) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Startup Day, such policy will be valid and thereafter such policy shall continue in full force and effect. The assignment to the Trust of the benefits of the mortgage title insurance does not require the consent of or notification to the insurer. No claims have been made under such mortgage title insurance policies and no prior holder of the related mortgage has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

                      (xvii) As of the Startup Day with respect to the Initial Mortgage Loans, and the Subsequent Transfer Date with respect to any Subsequent Mortgage Loan, the improvements upon each Property are covered by a valid and existing hazard insurance policy (which may be a blanket policy of the type described in Section 10.11(c) hereof) with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of the Senior Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the full insurable value of the Property and in any event which is not less than the amount necessary to avoid the operation of any coinsurance provisions with respect to the Property in the event of any loss less than the amount of the insurance coverage and consistent with





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



         the amount that would have been required as of the date of origination by the related originator in its normal residential mortgage lending activities with respect to similar properties in the same locality. All hazard insurance policies are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the originator, its successors and assigns, as mortgagee. All premiums thereon have been paid. Such insurance policy requires prior notice to the insured of termination or cancellation, and no such notice has been received. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                     (xviii) If any Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy (which may be a blanket policy of the type described in Sections 10.11(b) and 10.11(c) hereof) in a form meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with respect to such Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of the Senior
         Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended. All flood insurance policies are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the originator, its successors and assigns, as mortgagee. All premiums thereon have been paid. Such flood insurance policy requires prior notice to the insured of termination or cancellation, and no such notice has been received. The Mortgage obligates the Mortgagor thereunder to maintain all such flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such flood insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                       (xix) Each Mortgage and Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all documents relating to such





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         Mortgage Loan and convey the estate  therein  purported to be conveyed;
         there is only one original Note with respect to each Mortgage Loan;

                        (xx) The Seller has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trust in any Insurance Policies applicable to any Mortgage Loans delivered by the Seller including, to the extent such Mortgage Loan is not covered by a blanket policy described in
         Section 10.11(c) hereof, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

                       (xxi) Each original Mortgage was recorded or is in the process of being recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof for the benefit of the Trustee (or, subject to Section 3.3 hereof, are in the process of being recorded);

                      (xxii) The terms of each Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interests of the Owners and which has been delivered to the Trustee. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule;

                     (xxiii) The proceeds of each  Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording such Mortgage Loans were paid;

                      (xxiv) No Mortgage Loan was originated under a buydown plan;

                       (xxv) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

                      (xxvi) Each Property is located in the state identified in the related Mortgage Loan Schedule and consists of one parcel of real property (or several parcels secured by a blanket mortgage) with a residential dwelling erected thereon;

                     (xxvii)  Each   Mortgage   contains  a  provision  for  the
         acceleration of the payment of the unpaid principal balance of





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         the related  Mortgage  Loan in the event the  related  Property is sold without the prior consent of the mortgagee thereunder;

                    (xxviii) Any advances made after the date of origination of a Mortgage Loan but prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the related Mortgage Loan. No Note permits or obligates the Master Servicer to make future advances to the related Mortgagor at the option of the Mortgagor;

                      (xxix) There is no proceeding pending or threatened for the total or partial condemnation of any Property, nor is such a proceeding currently occurring, and each Property is undamaged by waste, fire, earthquake or earth movement;

                       (xxx) All of the improvements which were included for the purposes of determining the Appraised Value of any Property lie wholly within the boundaries and building restriction lines of such Property, and no improvements on adjoining properties encroach upon such Property, except in each case exceptions which are stated in the title insurance policy and affirmatively insured;

                      (xxxi) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Owners or the Trust to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

                     (xxxii) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available that would materially interfere with the right to sell the related Property at a trustee's sale or the right to foreclose on the related Mortgage;

                    (xxxiii) Except as provided by clause (xi) of this subsection 3.2(b), there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of





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         acceleration;  and the  Seller  has not  waived  any  default,  breach, violation or event of acceleration;

                     (xxxiv) No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part;

                      (xxxv) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, in all material respects to the description thereof set forth in the Registration Statement;

                     (xxxvi) A full appraisal was performed with respect to each Mortgage Loan; such appraisal was performed in material compliance with the appraisal description set forth in the Prospectus;

                    (xxxvii) As of the Startup Day and any Subsequent Transfer Date, no more than ____% of the Original Pool Principal Balance of the Mortgage Loans in Group I is secured by condominiums, townhouses or rowhouses and no more than ____% of the Original Pool Principal Balance of the Mortgage Loans in Group II is secured by condominiums, townhouses or rowhouses;

                   (xxxviii) The credit underwriting guidelines applicable to each Mortgage Loan conform in all material respects to the description thereof set forth in the Prospectus and the Prospectus Supplement and each Mortgage Loan was underwritten in accordance therewith;

                     (xxxix) As of the Startup Day with respect to the Initial Mortgage Loans, and the Subsequent Transfer Date with respect to any Subsequent Mortgage Loan, the Seller had no actual knowledge that there exists on any Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation;

                        (xl) As of the Startup Day and any Subsequent Transfer Date, no more than ___% of the Original Pool Principal Balance of the Mortgage Loans in Group I is secured by Properties located within any single zip code area and no more than ____% of the Original Pool Principal Balance of the Mortgage Loans in Group II is secured by Properties located within any single zip code area; no more than _____% of the Original Pool Principal Balance of the Mortgage Loans in Group I is located within any single state and no more than _____% of the Original Pool Principal Balance of the Mortgage Loans in Group II is located within any single state.






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                       (xli) As of the Startup  Day with  respect to the Initial
         Mortgage Loans, and the Subsequent Transfer Date with respect to any Subsequent Mortgage Loan, at least _____% of the Original Group I Pool Principal Balance and at least _____% of the Original Group II Pool Principal Balance is secured by Properties that are owner occupied;

                      (xlii) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid;

                     (xliii) Except for payments in the nature of escrow payments, including, without limitation, taxes and insurance payments, the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the due date of the first installment of principal and interest;

                      (xliv) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                       (xlv) The related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

                      (xlvi) There is no obligation on the part of the Seller, the originator, the Master Servicer, the Trustee or any other Person to make payments in addition to those made by the Mortgagor;

                     (xlvii) With respect to each Second Mortgage Loan, the related Senior Lien requires equal monthly payments, or if it bears an adjustable interest rate, the monthly payments for the related Senior Lien may be adjusted no more frequently than monthly;

                    (xlviii) With respect to each Second  Mortgage Loan,  either
         (i) no consent for the Mortgage Loan is required by the holder of the related Senior Lien or (ii) such consent has been obtained and is contained in the File;





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                      (xlix) With  respect to any Senior Lien that  provided for negative amortization or deferred interest, the balance of such Senior Lien used to calculate the Loan-to-Value Ratio for the Second Mortgage Loan is based on the maximum amount of negative amortization or deferred interest possible under such Senior Lien;

                         (l) The maturity date of each Second Mortgage Loan is prior to the maturity date of the related Senior Lien if such Senior Lien provides for a balloon payment;

                        (li) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loans associations or national banks having principal offices in such state or (D) not doing business in such state so as to require qualification or licensing;

                       (lii) All amounts received on and after the Cut-Off Date with respect to the Mortgage Loans to which the Master Servicer is not entitled have been deposited into the Principal and Interest Account and are, as of the Startup Day, in the Principal and Interest Account;

                      (liii) The Mortgage Loans were not selected for inclusion in the Trust on any basis intended to adversely affect the Trust;

                       (liv) With respect to each Property subject to a land trust (a "Land Trust Mortgage") (a) a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named as such in the land trust agreement and such trustee is named in the Land Trust Mortgage as Mortgagor; (b) all fees and expenses of the land trustee which have previously become due and owing have been paid and no fees or expenses are or will become payable by the Owners or the Trust to the land trustee under the land trust agreement; (c) the beneficiary is solely obligated to pay any fees and expenses of the land trustee and the priority of the lien of the Land Trust Mortgage is not and will not be primed by the land trustee; (d) the Mortgaged Property is occupied by the beneficiary under the land trust agreement and, if such land trust agreement terminates, the beneficiary will become the owner of the Mortgaged Property; (e) the beneficiary is obligated to make payments under the Note and will have personal liability for deficiency judgments; (f) the Land Trust Mortgage and assignment of beneficial interest relating to such land trust held by the Trust was made in





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         compliance with the related land trust  agreement,  was validly entered into by the related land trust trustee or beneficiary and, does not currently, and will not in the future, violate any provision of the related land trust agreement, nor any agreement between or amongst the beneficiaries of such land trust; (g) a UCC financing statement has been filed, continued, and will be continued, without intervening liens, as the first lien upon any assignment of beneficial interest in the Land Trust Mortgage; (h) the assignment of beneficial interest with respect to such Land Trust Mortgage held by the Trust was at the time of such assignment the only assignment of such beneficial interest in the Land Trust Mortgage, such assignment was accepted by, and noted in the records of the land trust trustee, subsequent assignment of the beneficial interest in whole or in part has not been made, and such subsequent assignment of the beneficial interest or any part thereof is not permitted pursuant to a written agreement between the respective beneficiary and the Mortgagee, until the expiration of the Note relating to the Land Trust Mortgage; (i) the Land Trust Mortgage is the first or second lien on the Property; no lien is in place against the beneficial interests, or any part thereof, of such Land Trust Mortgage or collateral assignment of beneficial interest, which liens are superior to the interest held by the Seller and the beneficial interest, or any part thereof, of any such Land Trust Mortgage or collateral assignment of beneficial interest has not been pledged as security for any other debt; and the beneficiary or land trust trustee is forbidden, pursuant to a written agreement between the beneficiary or the land trust trustee (as applicable) and the Mortgagee, from using the land trust property or beneficial interest, or any part of either, as security for any other debt until the expiration date of its respective Note; and (x) the terms and conditions of the land trust agreement do not prevent the free and absolute marketability of the Mortgaged Property. As of the Cut-Off Date, the aggregate Principal Balances of Land Trust Mortgage Loans with related Mortgaged Properties subject to land trusts does not exceed ____% of the Original Pool Principal Balance.

                        (lv) With respect to each Property subject to a ground lease (a) the current ground lessor has been identified and all ground rents which previously became due and owing have been paid; (b) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the related Mortgage Loan; (c) the ground lease has been duly executed and recorded; (d) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times; (e) the ground rent payment is included in the Mortgagor's monthly payment as an expense item; (f) the Trust has the right to cure defaults on the ground lease; and (g) the terms and conditions of the leasehold do not prevent





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         the free and absolute  marketability of the Property. As of the Cut-Off
         Date, the aggregate Principal Balance of Mortgage Loans with related Mortgaged Properties subject to ground leases does not exceed _% of the Original Pool Principal Balance.

                       (lvi) None of the Mortgage Loans are subject to a plan of bankruptcy or have borrowers that have sought protection or relief under any state or federal bankruptcy or insolvency law during the term of the related Mortgage. With respect to each Mortgage Loan which has been the subject of bankruptcy or insolvency proceedings, (a) as of the Cut-Off Date, the Mortgagor is not contractually delinquent more than 30 days with respect to any payment due under the related plan, (b) the current Loan-to-Value Ratio is less than or equal to 85% and (c) either
         (i) if the current Loan-to-Value Ratio is between __% and __%, as of the Cut-Off Date, the Mortgagor has made at least six consecutive payments under the related Plan or (ii) if the current Loan-to-Value Ratio is less than __% as of the Cut-Off Date, the Mortgagor has made at least three consecutive payments under the related plan.

                  (c) In the event that any Qualified Replacement Mortgage is delivered by the Seller to the Trust pursuant to this Section 3.2, the Seller shall be obligated to take the actions described in subsection (a) above with respect to such Qualified Replacement Mortgage upon the discovery by any of the Owners, the Seller, the Master Servicer, the Certificate Insurer, any Sub-Servicer or the Trustee that the statements set forth in subsections (ii),
(x), (xiii), (xix), (xxxii), (xxxiii) or (xxxix) of subsection (b) above are untrue in any material respect on the date such Qualified Replacement Mortgage is conveyed to the Trust or that any of the other statements set forth in subsection (b) hereof are untrue on the date such Qualified Replacement Mortgage is conveyed to the Trust such that the interests of the Owners or the Certificate Insurer in the related Qualified Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (c) the statements in subsection (b) hereof referring to items "as of the Cut-Off Date" or "as of the Startup Day" shall be deemed to refer to such items as of the date such Qualified Replacement Mortgage is conveyed to the Trust.

                  (d) It is understood and agreed that the covenants set forth in this Section 3.2 shall survive delivery of the respective Mortgage Loans (including Qualified Replacement Mortgage Loans) to the Trustee.

                  Section 3.3. Conveyance of the Initial Mortgage Loans and Qualified Replacement Mortgages. (a) The Seller hereby directs the Trustee in its capacity as trustee of Access Financial Loan Purchase Trust to transfer, assign, set over and otherwise convey without representation, warranty or recourse, to the Trust, all right, title and interest of the Seller in and to each Initial





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Mortgage Loan listed on the Mortgage  Loan  Schedule  delivered by the Seller on the Startup Day, and all its right, title and interest in and to (i) scheduled payments of interest due on each Initial Mortgage Loan after the Cut-Off Date,
(ii) scheduled payments of principal due, and unscheduled collections of principal received, on each Initial Mortgage Loan on and after the Cut-Off Date, and (iii) its Insurance Policies; such transfer of the Initial Mortgage Loans set forth on the Mortgage Loan Schedule to the Trust is absolute and is intended by the Owners and all parties hereto to be treated as a sale to the Trust.

                  (b) In connection with the transfer and assignment of the Initial Mortgage Loans on the Startup Day, the Seller agrees to:

                     (i) deliver, or cause to be delivered, without recourse to the Trustee on behalf of the Trust on the Startup Day with respect to each Initial Mortgage Loan or, on the Subsequent Transfer Date with respect to Subsequent Mortgage Loans, (A) the original Notes or, if any original Note has been lost or destroyed, certified copies thereof, endorsed without recourse by the originator (or most recent payee) thereof "Pay to the order of ________________________________
         ___________, as Trustee", (B) originals (subject to the provisions of paragraph (d) below relating to items in the process of being recorded) of all intervening assignments, showing a complete chain of assignment from origination to assignment to the Trustee, including warehousing assignments, with evidence of recording thereon, (C) originals of all assumption and modification agreements, if any, and (D) either: (1) the original Mortgage (subject to the provisions of paragraph (d) below relating to items in the process of being recorded), with evidence of recording thereon, or (2) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost and (E) the original lender's title insurance policy issued on the date of origination of such Mortgage Loan, together with any endorsements thereto; provided, however, that, subject to Section 3.4(b), the Seller shall not be required to prepare an assignment for any Mortgage as to which the original recording information is lacking; and provided, further, that pending the issuance of the final title policy, the Seller shall deliver the title commitment or title binder to insure same; and

                  (ii) cause,  within 10 Business Days following the Startup Day with respect to the Initial Mortgage Loans or, on the Subsequent Transfer Date with respect to Subsequent Mortgage Loans, assignments of the Mortgages from the related originator to ____________________________________________ to be submitted for recording in the appropriate jurisdictions wherein such recordation is necessary to perfect the Trustee's lien thereunder as against creditors of or purchasers from the





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         Seller,  the above-listed items constituting the "File" for the related
         Mortgage Loan;

                  (c) Notwithstanding anything to the contrary contained in this
Section 3.3, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

                  (d) Not later than ten days following the end of the 10-Business Day period referred to in clause (b)(ii) above, the Seller shall deliver, or cause to be delivered, to the Trustee copies of all Mortgage assignments submitted for recording, together with a list of all Mortgages for which no Mortgage assignment has yet been submitted for recording, which list shall state the reason why such Mortgage assignments have not been submitted for recording. With respect to any Mortgage assignment disclosed on such list as not yet submitted for recording for a reason other than a lack of original recording information, the Trustee shall make an immediate demand on the Seller to prepare, or cause to be prepared, such Mortgage assignments, and shall inform the Certificate Insurer of the Seller's failure to prepare such Mortgage assignments. Thereafter, the Trustee shall cooperate in executing any documents submitted to the Trustee in connection with this provision. Thereafter, the Seller shall prepare, or cause to be prepared, a Mortgage assignment for any Mortgage for which original recording information is subsequently received by the Seller, and shall promptly deliver a copy of such Mortgage assignment to the Trustee.

                  Neither  the  Master   Servicer  nor  the  Trustee   shall  be
responsible for the costs of recording any Mortgage or any assignment of Mortgage pursuant to this Section 3.3.

                  Copies of all Mortgage assignments received by the Trustee shall be kept in the related File. The Seller shall promptly deliver, or cause to be delivered, to the Trustee such original Mortgage or intervening mortgage assignment with evidence of recording indicated thereon upon receipt thereof from the public recording official. If the Seller within nine months from the Startup Day shall not have received such original Mortgage or intervening mortgage assignment from the public recording official, it shall obtain and deliver, or cause to be delivered, to the Trustee within ten months from the Startup Day, a copy of such original Mortgage or mortgage assignment certified by such public recording official to be a true and complete copy of such original Mortgage or mortgage assignment as recorded by such public recording office.






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



                  (e) In the case of Initial Mortgage Loans which have been prepaid in full on or after the Cut-Off Date and prior to the Startup Day, or with respect to Subsequent Mortgage Loans which have been prepaid in full on or after the Subsequent Cut-Off Date and prior to the Subsequent Transfer Date, the Seller, in lieu of the foregoing, will deliver within 15 days after the Startup Day, or Subsequent Transfer Date, as applicable, to the Trustee a certification of an Authorized Officer in the form set forth in Exhibit J.

                  (f) The Seller (or an affiliate thereof) shall sell, transfer, assign, set over and otherwise convey without recourse, to the Trustee all its right, title and interest in and to any Qualified Replacement Mortgage delivered by it to the Trustee on behalf of the Trust pursuant to Section 3.2 or 3.4 hereof and all its right, title and interest to principal collected and interest accruing on such Qualified Replacement Mortgage on and after the applicable Replacement Cut-Off Date; provided, however, that the Seller (or such affiliate) shall reserve and retain all right, title and interest in and to payments of principal and interest due on such Qualified Replacement Mortgage prior to the applicable Replacement Cut-Off Date.

                  (g) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage therefor, the Trustee will transfer, assign, set over and otherwise convey without representation, warranty or recourse, on the Seller's order, all of its right, title and interest in and to such released Mortgage Loan and all the Trust's right, title and interest in and to principal collected and interest accruing on such released Mortgage Loan on and after the applicable Replacement Cut-Off Date; provided, however, that the Trust shall reserve and retain all right, title and interest in and to payments of principal collected and interest accruing on such released Mortgage Loan prior to the applicable Replacement Cut-Off Date.

                  (h) In connection with any transfer and assignment of a Qualified Replacement Mortgage to the Trustee on behalf of the Trust, the Seller agrees to deliver to the Trustee the items described in Section 3.3(b) on the date of such transfer and assignment or, if a later delivery time is permitted by Section 3.3(b), then no later than such later delivery time.

                  (i) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage the Trustee shall deliver on the date of conveyance of such Qualified Replacement Mortgage and on the order of the Seller (i) the original Note, or the certified copy, relating thereto, endorsed without recourse, to the Seller, and (ii) such other documents as constituted the File with respect thereto.

                  (j) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded





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



due to a defect therein, the Seller shall prepare or cause to be prepared a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

                  (k) The Seller shall reflect on its records that the Mortgage Loans have been sold to the Trust.

                  Section 3.4. Acceptance by Trustee; Certain Substitutions of Mortgage Loans; Certification by Trustee. (a) The Trustee agrees to execute and deliver on the Startup Day and on any Subsequent Transfer Date an acknowledgment of receipt of the items delivered by the Seller in the form attached as Exhibit K hereto (the "Initial Trustee Certification"), and declares that it will hold such documents and any amendments, replacement or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Owners. The Trustee agrees, for the benefit of the Owners, to review such items within 45 days after the Startup Day (or, with respect to any document delivered after the Startup Day, within 45 days of receipt, or with respect to any Subsequent Mortgage Loan or Qualified Replacement Mortgage, within 45 days after the assignment thereof) and to deliver to the related Sub-Servicer, the Master Servicer, the Seller and the Certificate Insurer a Pool Certification in the form attached hereto as Exhibit L (the "Interim Trustee Certification"). Within 12 months from the Startup Day, the Trustee shall review the contents of the Files and deliver to the Sub-Servicers, the Master Servicer, the Seller and the Certificate Insurer a Pool Certification in the form attached hereto as Exhibit M (the "Final Trustee Certification").

                  The Trustee shall certify in the Initial Trustee Certification that it has examined each Note to confirm that except as otherwise described in such certification it is in possession of an executed original Note endorsed to the Trustee. The Trustee shall certify in the Interim and Final Trustee Certifications that except as described in such certification, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such Certification as not covered by such Certification), (i) all documents required to be delivered to it pursuant to this Agreement are in its possession and have been executed, (ii) the original Note bearing an original endorsement to the Trustee from the original payee (or set of original endorsements evidencing a complete chain of title from the original payee to the Trustee) is in its possession;
(iii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan identified in the Mortgage Loan Schedule and (iv) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule as to loan number, name of mortgagor and address, date of origination, the original stated maturity date, the Original





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Principal  Balance,  the Coupon Rate, the scheduled monthly payment of principal and interest and the date in each month or which the related payments are due, accurately reflects the information set forth in the File. The Trustee shall be under no duty or obligation pursuant to this Section 3.4 to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Mortgage Loan. In the Interim and Final Trustee Certifications, the Trustee based on its examination of the Files shall also either confirm, or list as an exception that:

               (i) each Note and Mortgage bears an original signature or signatures purporting to be that of the person or persons named as the maker and mortgagor/trustor;

              (ii) the principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Note;

             (iii) the assignment of Mortgage is in the form "____________________, as Trustee" and bears a signature that purports to be the signature of an authorized officer of the Person which the related File suggests was the immediately prior record holder of such Mortgage;

              (iv) if intervening assignments are included in the File, each such intervening assignment bears a signature that purports to be the signature of the mortgagee/beneficiary and/or the assignee;

               (v) the address of the real property set forth in the title insurance policy or preliminary title report or commitment to issue a title policy is identical to the real property address contained in the Mortgage and such policy or commitment is for an amount equal to the original principal amount of the Note; and

              (vi) it has received an original Mortgage with evidence of recordation and assignment, in each case, with evidence of recordation thereon or a copy thereof certified to be true and correct by the public recording office in possession of such Mortgage and assignment.

Following the delivery of the Final Trustee Certification, the Trustee shall provide to the Seller, the Master Servicer and the Certificate Insurer no less frequently than monthly, updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

                  (b) If the Trustee during such 45-day period in connection with the Interim Trustee Certification, or 12-month





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period in  connection  with the Final Trustee  Certification  finds any document constituting a part of a File which is not properly executed, has not been received, or is unrelated to the Mortgage Loans identified in the Mortgage Loan
Schedule  or  the  Trustee  is  unable  to  make  any  of  the  other   required
certifications, or that any Mortgage Loan does not conform in a material respect to the description thereof as set forth in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Seller and the Certificate Insurer. In performing any such review, the Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the items delivered by the Seller pursuant to Section 3.3(b)(i) is limited solely to such procedures as are necessary to enable the Trustee to complete Exhibits K, L and M hereto.

                  The Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of a File of which it is so notified by the Trustee. If, however, (i) in the case of a defect consisting of the failure of the Seller to deliver an original Mortgage and any intervening mortgage assignment evidencing a complete chain of title to the Trustee with evidence of recording thereon, on the first Remittance Date following the 12 month period from the Startup Day and (ii) in the case of all other defects within 60 days after the Trustee's notice to it respecting such defect the Seller has not remedied the defect and the defect materially and adversely affects the interest in the related Mortgage Loan of the Owners or of the Certificate Insurer, the Seller will on the next succeeding Remittance Date (i) substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage and, deliver the Substitution Amount applicable thereto to the Master Servicer for deposit in the Principal and Interest Account or (ii) purchase such Mortgage Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Master Servicer for deposit in the Principal and Interest Account.

                  In connection with any such proposed purchase or substitution the Seller shall cause at the Seller's expense to be delivered to the Trustee and to the Certificate Insurer an opinion of counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute a Prohibited Transaction for the Trust or would jeopardize the status of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC, and the Seller shall only be required to take either such action to the extent such action would not constitute a Prohibited Transaction for either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC or would not jeopardize the status of either the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC. Any required purchase or substitution, if delayed by the absence of such opinion shall nonetheless occur upon the earlier of (i) the occurrence of a default or imminent default with respect to the Mortgage Loan or (ii) the delivery of such opinion.





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




                  Section 3.5. Cooperation Procedures. (a) The Seller shall, in connection with the delivery of each Qualified Replacement Mortgage to the Trustee, provide the Trustee with the information set forth in the related Mortgage Loan Schedule with respect to such Qualified Replacement Mortgage.

                  (b) The Seller and the Trustee covenant to provide each other and the Certificate Insurer with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant reasonably to cooperate with each other in providing any additional information required by any of them or the Certificate Insurer in connection with their respective duties hereunder.

                  Section 3.6. Conveyance of the Subsequent Mortgage Loans. (a) Subject to the conditions set forth in paragraph (b) below in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on any Subsequent Transfer Date direct the Trustee in its capacity as trustee of Access Financial Loan Purchase Trust to sell, transfer, assign, set over and otherwise convey without recourse, to the Trustee with respect to Group I, all right, title and interest of the Access Financial Loan Purchase Trust in and to each Subsequent Mortgage Loan listed on the Mortgage Loan Schedule delivered by the Seller on such Subsequent Transfer Date, all its right, title and interest in and to principal collected and interest accruing on each such Subsequent Mortgage Loan on and after the related Subsequent Cut-Off Date and all its right, title and interest in and to all Insurance Policies; provided, however, that the Access Financial Loan Purchase Trust reserves and retains all its right, title and interest in and to principal (including Prepayments) collected and interest accruing on each such Subsequent Mortgage Loan prior to the related Subsequent Cut-Off Date. The transfer by the Access Financial Loan Purchase Trust of the Subsequent Mortgage Loans set forth on the Mortgage Loan Schedule to the Trustee shall be absolute and shall be intended by the Owners and all parties hereto to be treated as a sale by the Access Financial Loan Purchase Trust.

                  The amount released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate principal balances of the Subsequent Mortgage Loans so transferred.

                  (b) The Seller shall transfer to the Trustee the Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date.

                     (i) the Seller shall have provided the Trustee and the Certificate Insurer with a timely Addition Notice and shall





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         have  provided  any  information  reasonably  requested  by  any of the foregoing with respect to the Subsequent Mortgage Loans;

                    (ii) the Seller shall have delivered to the Trustee a duly executed written assignment (including an acceptance by the Trustee) in substantially the form of Exhibit __ (the "Subsequent Transfer Agreement"), which shall include a Mortgage Loan Schedule, listing the Subsequent Mortgage Loans and any other exhibits listed thereon;

                   (iii) the Seller shall have deposited in the Principal and Interest Account all collections in respect of the Subsequent Mortgage Loans received on or after the related Subsequent Cut-Off Date;

                    (iv) as of each Subsequent Transfer Date, neither the Master Servicer nor the Seller was insolvent nor will either of them have been made insolvent by such transfer nor is either of them aware of any pending insolvency;

                     (v) such addition will not result in a material adverse tax consequent to the Trust or the Owners of the Certificates;

                    (vi) the Pre-Funding Period with respect to the related Mortgage Loan Group shall not have terminated;

                   (vii) the Seller shall have delivered to the Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Transfer Agreement; and

                  (viii) the Seller shall have delivered to the Certificate Insurer, the Rating Agencies and the Trustee Opinions of Counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Certificate Insurer and the Trustee on the Startup Day (bankruptcy, corporate and tax opinions);

                  (c) the obligation of the Trust to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date for assignment to Group I is subject to the following requirements: (i) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date; (ii) the remaining term to maturity of such Subsequent Mortgage Loan may not exceed 30 years, (iii) such Subsequent Mortgage Loan has a Coupon Rate of at least ___% and (iv) following the purchase of such Subsequent Mortgage Loans by the Trust, the Mortgage Loans in Mortgage Loan Group I (including the Subsequent Mortgage Loans) (a) will have a weighted average Coupon Rate of at least ____%;
(b) will have a weighted average remaining term to stated maturity of not more than ___ months, (c) will have a weighted average Combined Loan-to-Value Ratio of not more than __%; (d) will have not more than __% by aggregate principal balance Balloon Loans; (e) will





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have no Mortgage Loan with a Loan Balance in excess of  $________;  and (f) will have not more than __% in aggregate Loan Balance of Mortgage Loans relating to non-owner occupied Properties.

                  (d) The obligation of the Trust to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the following additional requirements, any of which may be waived or modified in any respect by the Certificate Insurer by a written instrument executed by the Certificate Insurer;

                  (1) The obligation of the Trust to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the following additional requirements: (i) no such Subsequent Mortgage Loan may have a Combined Loan-to-Value Ratio greater than %; (ii) no such Subsequent Mortgage Loan may have an outstanding Loan Balance
         greater than $        as  of  the  related  Subsequent  Transfer  Date;
         (iii) no such Subsequent Mortgage Loan is secured by a Mortgage on property which, at the time of the origination of such Mortgage Loan,
         had an Appraised  Value greater than $         ; (iv) the first payment
         on each such Subsequent Mortgage Loan may be due no later than        ;
         except that, if the Sponsor shall deposit into the Certificate Account an amount equal to 30 days' interest on any such Subsequent Mortgage Loan at the related Coupon Rate less the applicable Servicing Fee, then the first payment on such Subsequent Mortgage Loan may be due no later
         than           , (v)  each  such  subsequent  Mortgage  Loan  shall  be
         either a fully-amortizing loan with level payments over a remaining term of not greater than 30 years or a loan with a balloon maturity of not less than 15 years and (vi) no Subsequent Mortgage Loan may have a
         Coupon Rate lower than       %.

                  (2) After giving effect to the Trust's purchase of any such Subsequent Mortgage Loan (i) the weighted average Coupon Rate of all Mortgage Loans in Group I shall be no less than %; (ii) no more than
               % of the Mortgage Loans held by the Trust shall be concentrated in any single zip code; (iii) the Mortgage Loans in Group I shall have weighted average Combined Loan-to-Value Ratio no greater than %; (iv) no more than % of the Mortgage Loans by aggregate Loan Balance shall be Balloon Loans; (v) no more than % of the Mortgage Loans by aggregate Loan Balance may be Second Mortgage Loans; and (vi) no more than % of the Mortgage Loans by aggregate Loan Balance may relate to non-owner occupied Properties.

                  (e) In connection with the transfer and assignment of the Subsequent Mortgage Loans, the Seller agrees to satisfy the conditions set forth in Sections 3.3(b)-(k), 3.4 and 3.5.






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                  (f) In connection  with each  Subsequent  Transfer Date and on the Payment Dates occurring in , and of the Seller shall determine, and the Trustee shall co-operate with the Seller in determining (i) the amount and
correct   dispositions  of  the  Group  I  and  Group  II  Capitalized  Interest
Requirements, Overfunded Interest Amounts, Excess Pre-Funding Earnings, Group I Pre-Funding Earnings, the amounts of Pre-Funding Account moneys allocated to
Group  I,  and  (ii)  any  other  necessary   matters  in  connection  with  the
administration of the Pre-Funding Account and of the Capitalized Interest Account. In the event that any amounts are incorrectly released to the Owners of the Class R Certificates from the Pre-Funding Account or from the Capitalized Interest Account, such Owners or the Seller shall immediately repay such amounts to the Trustee.

                  (g) In connection with the transfer of any Subsequent Mortgage Loans to the Trust the Seller, the Master Servicer and the Trustee may, with the prior written consent of the Certificate Insurer, amend the definition of "Specified Subordinated Amount" with respect to the related Mortgage Loan Group for the purpose of changing the related Specified Subordinated Amount; provided, however, that any such amendment must comply with the provisions of Sections [11.14(b) and (d)] hereof.


                                   ARTICLE IV

                        ISSUANCE AND SALE OF CERTIFICATES

                  Section 4.1. Issuance of Certificates. On the Startup Day, upon the Trustee's receipt from the Seller of an executed Delivery Order in the form set forth as Exhibit H hereto, the Trustee shall execute, authenticate and deliver the Certificates on behalf of the Trust in accordance with the directions set forth in such Delivery Order.

                  Section 4.2. Sale of Certificates. At 11 a.m. New York City time on the Startup Day, at the offices of Dewey Ballantine, 1301 Sixth Avenue, New York, New York, the Seller will sell and convey the Initial Mortgage Loans and the money, instruments and other property related thereto to the Trustee, and the Trustee will (i) hold the Class A Certificates as transfer agent for the Depository, with an aggregate Percentage Interest in each Class equal to 100%, registered in the name of Cede & Co. or in such other names as the Underwriters shall direct against payment of the purchase price thereof by wire transfer of immediately available funds to the Trustee for disbursement to the Seller and
(ii) deliver to the Seller, the Class B Certificates and the Residual Certificates, with an aggregate Percentage Interest equal to 100%, registered as the Seller shall request. Upon receipt of the proceeds of the sale of the Certificates, the Seller shall (a) pay the initial premiums due to the Certificate Insurer, (b) pay other fees and expenses identified by the Seller,
(c) deposit an amount





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equal to the Original  Aggregate  Pre-Funded  Amount in the Pre- Funding Account
and (d) deposit an amount equal to $     in the Capitalized Interest Account.


                                    ARTICLE V

                     CERTIFICATES AND TRANSFER OF INTERESTS

                  Section 5.1. Terms. (a) The Certificates are pass-through securities having the rights described therein and herein. Distributions on the Certificates are payable solely from payments received on or with respect to the Mortgage Loans (other than the Master Servicing Fees), moneys in the Certificate Account, the Principal and Interest Account, the Supplemental Interest Payment Account, the Capitalized Interest Account, the Pre-Funding Account, Insured Payments made by the Certificate Insurer, Delinquency Advances and Compensating Interest payments made by the Master Servicer or otherwise held by the Master Servicer in trust for the Owners, except as otherwise provided herein, and from earnings on moneys and the proceeds of property held as a part of the Trust Estate. Each Certificate entitles the Owner thereof to receive distributions in accordance with this Agreement and in a specified portion of the aggregate distribution due to the related Class of Certificates, pro rata in accordance with such Owner's Percentage Interest, certain amounts payable from the Capitalized Interest Account and from the Pre-Funding Account and in the case of the Class A-6 Certificates, certain amounts payable from the Supplemental Interest Payment Account and from the Class A-6 Distribution Account.

                  (b) Each Owner is required, and hereby agrees, to return to the Trustee any Certificate with respect to which the Trustee has made the final distribution due thereon. Any such Certificate as to which the Trustee has made the final distribution thereon shall be deemed cancelled and shall no longer be Outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Trustee.

                  Section 5.2. Forms. The Certificates of each Class shall be in substantially the forms set forth as the related Exhibits to this Agreement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the Seller's judgment be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities laws or as may, consistently herewith, be determined necessary by the Authorized Officer of the Trustee executing such Certificates, as evidenced by his execution thereof.






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                  Section 5.3.  Execution,  Authentication  and  Delivery.  Each
Certificate shall be executed on behalf of the Trust, by the manual signature of one of the Trustee's Authorized Officers and shall be authenticated by the manual signature of one of the Trustee's Authorized Officers.

                  Certificates bearing the manual signature of individuals who were at any time the proper officers of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificates or did not hold such offices at the date of authentication of such Certificates.

                  No Certificate shall be valid until executed and authenticated as set forth above.

                  Certificates delivered on the Startup Day shall be dated the Startup Day; all Certificates delivered thereafter shall be dated the date of authentication.

                  Section 5.4. Registration and Transfer of Certificates. (a) The Trustee shall cause to be kept a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates.

                  (b) Subject to the provisions of Section 5.8 hereof with respect to the Unregistered Certificates, upon surrender for registration of transfer of any Certificate at the office designated as the location of the Register, the Trustee shall execute and authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and in the aggregate principal or notional amount of the Certificate so surrendered.

                  (c) At the option of any Owner, Certificates of any Class owned by such Owner may be exchanged for other Certificates authorized of like Class, tenor and a like aggregate original principal or notional amount and bearing numbers not contemporaneously outstanding, upon surrender of the Certificates to be exchanged at the office designated as the location of the Register. Whenever any Certificate is so surrendered for exchange, the Trustee shall execute and authenticate and deliver the Certificate or Certificates which the Owner making the exchange is entitled to receive.

                  (d) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.






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                  (e)   Every   Certificate   presented   or   surrendered   for
registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Owner thereof or his attorney duly authorized in writing.

                  (f) No service charge shall be made to an Owner for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust.

                  (g) It is intended that the Class A Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of Class A Certificates shall be initially issued in the form of a single fully registered Class A Certificate of the related Class with a denomination equal to the original principal balance of the related Class. Upon initial issuance, the ownership of such Class A Certificates shall be registered in the Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository.

                  The minimum denominations shall be $1,000 for any Class A Certificate, $100,000 for any Class B Certificate, and 10% Percentage Interest for any Residual Certificate.

                  The Trustee is hereby authorized to execute and deliver the Representation Letter with the Depository.

                  With respect to Class A Certificates registered in the Register in the name of Cede & Co., as nominee of the Depository, the Seller, the Master Servicer, and the Trustee shall have no responsibility or obligation to the Depository's "Direct Participants" or "Indirect Participants" or beneficial owners for which the Depository holds Class A Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Seller, the Master Servicer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Class A Certificates, (ii) the delivery to any Direct or
Indirect Participant or any other Person, other than a registered Owner of a Class A Certificate as shown in the Register, of any notice with respect to the Class A Certificates or (iii) the payment to, or withholding with respect to, any Direct or Indirect Participant or any other Person, other than a registered Owner of a Class A Certificate as shown in the Register, of any amount with respect to any distribution of principal or interest on the Class A Certificates. No Person other than a registered Owner of a Class





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A Certificate  as shown in the Register  shall receive a certificate  evidencing such Class A Certificate.

                  Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the registered Owners of Class A Certificates appearing as registered Owners in the registration books maintained by the Trustee at the close of business on a Record Date, the name Cede & Co. in this Agreement shall refer to such new nominee of the Depository.

                  (h) In the event that (i) the Depository advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Class A Certificates and the Trustee is unable to locate a qualified successor,
(ii) the Seller at its sole option elects to terminate the book-entry system through the Depository or (iii) after an Event of Default, Owners of Certificates evidencing at least 51% Percentage Interests of any Class affected thereby notify the Seller that the continuation of a book-entry system is not in the best interests of such Class of Owners, the Class A Certificates or any Class, as applicable, shall no longer be restricted to being registered in the Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Class A Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Seller, or such depository's agent or designee but, if the Seller does not select such alternative global book-entry system, then the Trustee shall notify the Owners of the Class A Certificates in writing of the termination of the book-entry system and the Class A Certificates may be registered in whatever name or names registered Owners of Class A Certificates transferring Class A Certificates shall designate, in accordance with the provisions hereof.

                  (i) Notwithstanding any other provision of this Agreement to the contrary, so long as any Class A Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Class A Certificates and all notices with respect to such Class A Certificates shall be made and given, respectively, in the manner provided in the Representation Letter.

                  Section 5.5. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) in the case of any mutilated Certificate, such mutilated Certificate shall first be surrendered to the Trustee, and in the case of any destroyed, lost or stolen Certificate, there shall be first delivered to the Trustee such security or indemnity as may be





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reasonably required by it to hold the Trustee harmless,  then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and aggregate principal amount, bearing a number not contemporaneously outstanding.

                  Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto; any other expense in connection with such issuance shall be an expense of the Owner.

                  Every new Certificate issued pursuant to this Section in exchange for or in lieu of any mutilated, destroyed, lost or stolen Certificate shall constitute evidence of a substitute interest in the Trust, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates of the same Class duly issued hereunder and such mutilated, destroyed, lost or stolen Certificate shall not be valid for any purpose.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

                  Section 5.6. Persons Deemed Owners. The Trustee and the Certificate Insurer and any of their respective agents may treat the Person in whose name any Certificate is registered as the Owner of such Certificate for the purpose of receiving distributions with respect to such Certificate and for all other purposes whatsoever, and neither the Trustee nor the Certificate Insurer nor any of their respective agents shall be affected by notice to the contrary.

                  Section 5.7. Cancellation. All Certificates surrendered for registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. No Certificate shall be authenticated in lieu of or in exchange for any Certificate cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates may be held or destroyed by the Trustee in accordance with its standard policies.

                  Section 5.8. Limitation on Transfer of Ownership Rights. (a) No sale or other transfer of any Unregistered Certificate (other than the initial sale of the Unregistered Certificates upon the issuance thereof) shall be made to any Person unless such Person delivers to the Trustee (i) a completed certificate in the form attached as Exhibit D hereto, (ii) if required by the terms of





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such certificate, an opinion to the effect that such sale or other transfer will not violate any applicable federal or state securities laws and (iii) an opinion that such transfer will not jeopardize the REMIC status of either REMIC or the deductibility of interest with respect to the Certificates; no sale or other transfer of any Unregistered Certificate shall be made to any Person until such Person delivers to the Trustee either (i) an opinion of counsel from the prospective transferee of such Certificate, acceptable to, and in form and substance satisfactory to the Seller, to the effect that such transferee is not a pension or benefit plan or individual retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or to Section 4975 of the Code or an entity whose underlying assets are deemed to be assets of such a plan or arrangement by reason of such plan's or arrangement's investments in the entity, as determined under U.S. Department of Labor Regulations 29 C.F.R. 'ss' 2510.3-101 or otherwise, collectively, a "Plan" or (ii) the representation set forth in Paragraph D of Exhibit D hereto.

                  (b) No sale or other transfer of record or beneficial ownership of a Residual Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) shall be made to a Disqualified Organization. The transfer, sale or other disposition of a Residual Certificate (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) to a Disqualified Organization shall be deemed to be of no legal force or effect whatsoever and such transferee shall not be deemed to be an Owner for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. Furthermore, in no event shall the Trustee accept surrender for transfer, registration of transfer, or register the transfer, of any Residual Certificate nor authenticate and make available any new Residual Certificate unless the Trustee has received an affidavit from the proposed transferee in the form attached hereto as Exhibit E. Each holder of a Residual Certificate by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.8(b).

                  (c) Notwithstanding anything to the contrary herein, no sale or other transfer of record or beneficial ownership of a Class B Certificate or a Residual Certificate shall be made to any Person until such Person delivers to the Trustee either (i) an opinion of counsel from the prospective transferee of such Certificate, acceptable to, and in form and substance satisfactory to the Seller, to the effect that such transferee is not a Plan or (ii) the representation set forth in Paragraph D of Exhibit D hereto. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Insurer and the Seller against any liability, cost or expense





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(including  attorney's  fees) that may result if the transfer is in violation of such statute.

                  Section 5.9. Assignment of Rights. An Owner may pledge, encumber, hypothecate or assign all or any part of its right to receive distributions hereunder, but such pledge, encumbrance, hypothecation or assignment shall not constitute a transfer of an ownership interest sufficient to render the transferee an Owner of the Trust without compliance with the provisions of Section 5.4 and Section 5.8 hereof.


                                   ARTICLE VI

                                    COVENANTS

                  Section 6.1. Distributions. On each Payment Date, the Trustee will distribute, from funds comprising the Trust Estate, to the Owners of record of the Certificates as of the related Record Date, such Owners' Percentage Interests in the amounts required to be distributed to the Owners of each Class of Certificates on such Payment Date. For so long as the Class A Certificates are in book-entry form with the Depository, the only "Owner" of the Class A Certificates will be the Depository.

                  Section 6.2. Money for Distributions to be Held in Trust; Withholding. (a) All payments of amounts due and payable with respect to any Certificate that are to be made from amounts withdrawn from the Certificate Account pursuant to Section 7.3 hereof shall be made by and on behalf of the Trustee.

                  (b) The Trustee on behalf of the Trust shall comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  (c) Any money held by the Trustee in trust for the payment of any amount due with respect to any Class A Certificate, Class B Certificate or Residual Certificate and remaining unclaimed by the Owner of such certificate for three years after such amount has become due and payable shall be discharged from such trust and be paid to the Seller; and the Owner of such Class A Certificate, Class B Certificate or Residual Certificate shall thereafter, as an unsecured general creditor, look only to the Seller for payment thereof (but only to the extent of the amounts so paid to the Seller), and all liability of the Trustee with respect to such trust money shall thereupon cease; provided, however, that the Trustee, before being required to make any such payment, shall at the expense of the Seller cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which





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shall be not fewer than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Seller. The Trustee shall, at the direction of the Seller, also adopt and employ, at the expense of the Seller, any other reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to Owners whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee at the last address of record for each such Owner).

                  Section 6.3. Protection of Trust Estate. (a) The Trustee will hold the Trust Estate in trust for the benefit of the Owners and, upon request of the Certificate Insurer or the Seller and at the expense of the Seller, will from time to time execute and deliver all such supplements and amendments hereto pursuant to Section 12.14 hereof and all instruments of further assurance and other instruments, and will take such other action upon such reasonable request, to:

                     (i) more effectively hold in trust all or any portion of the Trust Estate;

                    (ii) perfect, publish notice of, or protect the validity of any grant made or to be made by this Agreement;

                   (iii)   enforce any of the Mortgage Loans;

                    (iv) preserve and defend title to the Trust Estate and the rights of the Trustee, and the ownership interests of the Owners represented thereby, in such Trust Estate against the claims of all Persons and parties; or

                     (v) perfect a security interest in the Mortgage Loans, in the event that the conveyance by the Seller did not constitute a sale.

                  (b) The Trustee shall have the power to enforce, and shall enforce the obligations of the other parties to this Agreement by action, suit or proceeding at law or equity, and shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Owners; provided, however, that nothing in this Section shall require any action by the Trustee unless the Trustee shall first
(i) have been furnished indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such action and (ii) when required by this Agreement, have been requested to take such action by the Certificate Insurer, or, with the consent of the Certificate Insurer by a majority of the Percentage Interests represented by any Class of Class A Certificates, or, if there are no longer any Class A Certificates then Outstanding, by such percentage of the Percentage Interests represented by any Class of Class B Certificates then Outstanding.





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




                  (c) The Trustee shall execute any instrument reasonably required pursuant to this Section so long as such instrument does not conflict with this Agreement or with the Trustee's fiduciary duties.

                  Section 6.4. Performance of Obligations. The Trustee will not take any action that would release the Seller or the Master Servicer, from any of their respective covenants or obligations under any instrument or document relating to the Trust Estate or the Certificates or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or document, except with the prior written consent of the Certificate Insurer, or as expressly provided in this Agreement or such other instrument or document.

                  Section 6.5. Negative Covenants. The Trustee will not, to the extent within the control of the Trustee, take any of the following actions:

                  (i) sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by this Agreement;

                  (ii) claim any credit on or make any deduction from the distributions payable in respect of the Certificates (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Owner by reason of the payment of any taxes levied or assessed upon any of the Trust Estate;

                  (iii) incur, assume or guaranty on behalf of the Trust any indebtedness of any Person except pursuant to this Agreement;

                  (iv) dissolve or liquidate in whole or in part the Trust Estate, except pursuant to Article VIII hereof; or

                  (v) (A) impair the validity or effectiveness of this Agreement, or release any Person from any covenants or obligations with respect to the Trust or to the Certificates under this Agreement, except as may be expressly permitted hereby or (B) create or extend any lien, charge, adverse claim, security interest, mortgage or other encumbrance to or upon the Trust Estate or any part thereof or any interest therein or the proceeds thereof.

                  Section 6.6. No Other Powers. The Trustee will not, to the extent within the control of the Trustee, permit the Trust to engage in any business activity or transaction other than those activities permitted by
Section 2.3 hereof.






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



                  Section 6.7. Limitation of Suits. No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement or the Certificate Insurance Policy, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (1) such Owner has previously given written notice to the Seller, the Certificate Insurer and the Trustee of such Owner's intention to institute such proceeding;

         (2) the Owners of not less than 25% of the Percentage Interests represented by any Class of Class A Certificates, or, if there are no Class A Certificates then Outstanding, by such percentage of the Percentage Interests of any Class of Class B Certificates then Outstanding, shall have made written request to the Trustee to institute such proceeding in its own name as representative of the Owners;

         (3) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding; and

         (4) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Certificate Insurer or by the Owners of a majority of the Percentage Interests represented by each Class of Class A Certificates or, if there are no Class A Certificates then Outstanding, by such percentage of the Percentage Interests represented by any Class of Class B Certificates then Outstanding;

it being understood and intended that no one or more Owners shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Owner of the same Class or to obtain or to seek to obtain priority or preference over any other Owner of the same Class or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Owners of the same Class.

                  In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Owners, each representing less than a majority of the applicable Class of Certificates, the Trustee shall act at the direction of the Certificate Insurer.

                  Section 6.8. Unconditional Rights of Owners to Receive Distributions. Notwithstanding any other provision in this Agreement, the Owner of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided herein and therein with respect to such Certificate or to institute suit for the enforcement of any such distribution,





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and such right shall not be impaired without the consent of such Owner.

                  Section 6.9. Rights and Remedies Cumulative. Except as otherwise provided herein, no right or remedy herein conferred upon or reserved to the Seller, the Trustee, the Master Servicer, to the Owners or to the Certificate Insurer is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 6.10. Delay or Omission Not Waiver. No delay of the Seller, the Trustee, the Master Servicer, or any Owner of any Certificate or the Certificate Insurer to exercise any right or remedy under this Agreement shall impair any such right or remedy or constitute a waiver of any such right or remedy. Every right and remedy given by this Article VI or by law to the Seller or by the Owners or the Certificate Insurer may be exercised from time to time, and as often as may be deemed expedient, by the Seller or by the Owners or the Certificate Insurer, as the case may be.

                  Section 6.11. Control by Owners. Either (x) the Certificate Insurer or (y) with the consent of the Certificate Insurer, the Owners of a majority of the Percentage Interests represented by each Class of Class A Certificates then Outstanding or, if there are no Class A Certificates then
Outstanding, by such majority of the Percentage Interests represented by any Class of Class B Certificates then Outstanding, may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, provided that:

         (1) such direction shall not be in conflict with any rule of law or with this Agreement;

         (2)      the  Trustee   shall  have  been   provided   with   indemnity
                  satisfactory to it; and

         (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Owners not so directing.







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                                   ARTICLE VII

                            ACCOUNTS, FLOW OF FUNDS,
                            DISTRIBUTIONS AND REPORTS

                  Section 7.1. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including (a) all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Master Servicer, or by any Sub-Servicer and (b) Insured Payments in accordance with the terms of the Certificate Insurance Policy. The Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Agreement.

                  Section 7.2. Establishment of Accounts. The Trustee shall establish and maintain, at the corporate trust office of the Trustee, a Certificate Account, a Pre-Funding Account, a Capitalized Interest Account, a Class A Group I Distribution Account, a Class A Group II Distribution Account, a Class A-6 Distribution Account, a Class B Group I Distribution Account and a Class B Group II Distribution Account, each to be held by the Trustee as a segregated trust account so long as the Trustee qualifies as a Designated Depository Institution and if the Trustee does not so qualify, then by any Designated Depository Institution in the name of the Trust for the benefit of the Owners of the Certificates and the Certificate Insurer, as their interests may appear.

                  In administering the Accounts the Trustee may establish such sub-Accounts as the Trustee deems desirable.

                  Section 7.3. Flow of Funds. (a) The Trustee shall deposit to the Certificate Account

            (i) with respect to the Group I Mortgage Loans, without duplication, (i) upon receipt, each Group I Monthly Remittance remitted by the Master Servicer or any Sub- Servicer, together with any amounts received by the Trustee in connection with the termination of the Trust insofar as such amounts relate to the Group I Mortgage Loans and (ii) on the Payment Dates
                  occurring in       ,     and       (x) the Group I Pre-Funding
                  Earnings transferred by the Trustee pursuant to Section 7.10(d)(i) hereof, (y) the Group I Capitalized Interest Requirement to be transferred on such Payment Dates from the Capitalized Interest Account, pursuant to Section 7.10(f)(i) hereof and (z) the portion of the amount, if any, to be transferred on such Payment Date from the Pre- Funding Account, pursuant to Section 7.10(c)(i) hereof.






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           (ii)   with  respect  to  the  Group  II  Mortgage   Loans,   without
                  duplication,   (i)  upon   receipt,   each  Group  II  Monthly
                  Remittance remitted by the Master Servicer or any Sub-Servicer, together with any amounts received by the Trustee in connection with the termination of the Trust, insofar as such amounts relate to the Group II Mortgage Loans, and (ii) on the Payment Date occurring in the Group II Capitalized Interest Requirement to be transferred on such Payment Date from the Capitalized Interest Account, pursuant to Section 7.10(f)(ii) hereof.

                  (b) On each Payment Date, the Trustee shall make the following allocations, disbursements and transfers from the Group I Available Funds and from the Group II Available Funds in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

                    (i) first, the Trustee shall pay first, to itself the related Trustee's Fee then due;

                   (ii) second, the Trustee shall pay to itself the REMIC Reporting Fee;

                  (iii) third, the Trustee shall pay to the Certificate Insurer the related Premium Amount then due;

                   (iv) fourth, the Trustee shall allocate the following amounts in the following order of priority:

                           (A)      (i)   From the Group I Available Funds  then
                                          on deposit in the Certificate Account,
                                          the   lesser   of  (x)  the   Group  I
                                          Available  Funds  and (y) the  Group I
                                          Insured Interest  Distribution  Amount
                                          shall  be  allocated  to the  Class  A
                                          Group I Distribution Account;

                                   (ii)   From  the  Group II  Available  Funds
                                          then  on  deposit  in the  Certificate
                                          Account,  the  lesser of (x) the Group
                                          II  Available  Funds and (y) the Group
                                          II   Insured   Interest   Distribution
                                          Amount shall be allocated to the Class
                                          A Group II Distribution Account;

                                  (iii) From the remaining Group I Available Funds then on deposit in the Certificate Account, the lesser of (x) such remaining Group I Available Funds and (y) the Group I Insured Principal Distribution Amount shall be allocated to the Class A Group I Distribution Account;

                                   (iv)   [reserved];





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                                    (v)   From the remaining  Group II Available
                                          Funds   then   on   deposit   in   the
                                          Certificate Account, the lesser of (x)
                                          such  remaining   Group  II  Available
                                          Funds  and (y) the  Group  II  Insured
                                          Principal Distribution Amount shall be
                                          allocated  to the  Class  A  Group  II
                                          Distribution Account;

                           (B)      (i)   From  the  remaining Group I Available
                                          Funds   then   on   deposit   in   the
                                          Certificate Account, the lesser of (x)
                                          such   remaining   Group  I  Available
                                          Funds,  and (y) the  excess of (i) the
                                          Group II Insured  Distribution  Amount
                                          over (ii) the  amount  then on deposit
                                          in the  Class A Group II  Distribution
                                          Account,  shall  be  allocated  to the
                                          Class A Group II Distribution Account;

                                   (ii) From the remaining Group II Available Funds then on deposit in the Certificate Account, the lesser of (x) such remaining Group II Available Funds and (y) the excess of (i) the Group I Insured Distribution Amount over (ii) the amount then on deposit in the Class A Group I Distribution Account, shall be allocated to the Class A Group I Distribution Account;

                           (C)      (i)   From  the  remaining Group I Available
                                          Funds   then   on   deposit   in   the
                                          Certificate Account, the lesser of (x)
                                          such remaining Group I Available Funds
                                          and (y) the  excess of (i) the Group I
                                          Principal      Distribution     Amount
                                          applicable  to such  Payment Date over
                                          (ii) all  amounts  then on  deposit in
                                          the  Class  A  Group  I   Distribution
                                          Account and  allocable  to  principal,
                                          shall  be  allocated  to the  Class  A
                                          Group I Distribution Account;

                                   (ii) From the remaining Group II Available Funds then on deposit in the Certificate Account, the lesser of (x) such remaining Group II Available Funds and (y) the excess of (i) the Group II Principal Distribution Amount applicable to such Payment Date over
                                          (ii) all  amounts  then on  deposit in
                                          the  Class  A  Group  II  Distribution
                                          Account and  allocable  to  principal,
                                          shall  be  allocated  to the  Class  A
                                          Group II Distribution Account;





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                           (D)      (i)   From  the  remaining Group I Available
                                          Funds   then   on   deposit   in   the
                                          Certificate Account, the lesser of (x)
                                          such remaining Group I Available Funds
                                          and (y)  the  Group  II  Subordination
                                          Deficiency  Amount  applicable to such
                                          Payment  Date,  shall be  allocated to
                                          the  Class  A  Group  II  Distribution
                                          Account  as a Group  II  Subordination
                                          Increase Amount;

                                   (ii) From the remaining Group II Available Funds then on deposit in the Certificate Account, the lesser of (x) such remaining Group II Available Funds and (y) the Group I Subordination Deficiency Amount
                                          applicable to such Payment Date, shall
                                          be  allocated  to the  Class A Group I
                                          Distribution  Account  as  a  Group  I
                                          Subordination Increase Amount;

                           (E)      (i)   From  the  remaining Group I Available
                                          Funds   then   on   deposit   in   the
                                          Certificate Account, the lesser of (x)
                                          such remaining Group I Available Funds
                                          and   (y)  the   Group  I   Cumulative
                                          Crossover  Amount,  shall be allocated
                                          to the  Class B Group II  Distribution
                                          Account and applied as a  distribution
                                          of principal on account of the Class B
                                          Group II Principal Balance;

                                   (ii) From the remaining Group II Available Funds then on deposit in the Certificate Account, the lesser of (x) such remaining Group II Available Funds and (y) the Group II Cumulative Crossover Amount, shall be allocated to the Class B Group I Distribution Account and applied as a distribution of principal on account of the Class B Group I Principal Balance;

                           (F)      (i)   From  the  remaining Group I Available
                                          Funds   then   on   deposit   in   the
                                          Certificate Account, the lesser of (x)
                                          such remaining Group I Available Funds
                                          and (y) the Class B Group I  Interest,
                                          shall  be  allocated  to the  Class  B
                                          Group  I   Distribution   Account  and
                                          applied as a distribution  of interest
                                          on  account  of the  Class  B  Group I
                                          Certificates;

                                   (ii) From the remaining Group II Available Funds then on deposit in the Certificate Account, the lesser of (x) such remaining





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                                          Group II  Available  Funds and (y) the
                                          Class B Group  II  Interest,  shall be
                                          allocated  to the  Class  B  Group  II
                                          Distribution  Account and applied as a
                                          distribution  of interest on the Class
                                          B Group II Certificates;

                           (G)      (i)   From  the  remaining Group I Available
                                          Funds   then   on   deposit   in   the
                                          Certificate Account, the lesser of (x)
                                          such remaining Group I Available Funds
                                          and (y) the Class B Group I  Principal
                                          Balance  as  of  such  Payment   Date,
                                          assuming   that  the  amount  then  on
                                          deposit   in  the   Class  B  Group  I
                                          Distribution  Account  as a result  of
                                          the   application  of  clause  (E)(ii)
                                          above   has   been    applied   as   a
                                          distribution  of  principal on account
                                          of  the  Class  B  Group  I  Principal
                                          Balance on such Payment Date, shall be
                                          allocated  to  the  Class  B  Group  I
                                          Distribution  Account and applied as a
                                          distribution of principal on the Class
                                          B Group I Principal Balance;

                                   (ii) From the remaining Group II Available Funds then on deposit in the Certificate Account, the lesser of (x) such remaining Group II Available Funds and (y) the Class B Group II Principal Balance as of such Payment Date, assuming that all amounts then on deposit in the Class B Group II Distribution Account as a result of the application of (E)(i) above have been applied as a distribution of principal on account of the Class B Group II Principal Balance on such Payment Date, shall be allocated to the Class B Group II Distribution Account and applied as a distribution of principal on the Class B Group II Principal Balance;

                           (H) All remaining amounts then remaining on deposit in the Certificate Account shall be distributed to the Owners of the Residual Certificates on such Payment Date;

                    (c) On each Payment Date, the Trustee shall make the following disbursements from amounts deposited in the Distribution Accounts pursuant to Subsection (b) above, together with the amount of any Group I Insured Payment deposited to the Class A Group I Distribution Account and the amount of any Group II Insured Payment deposited to the Class A Group II Distribution Account:






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



                    (i) the Trustee shall pay, pari passu from the amount then on deposit in the Class A Group I Distribution
                           Account:

                           (A) to the Owners of the Class A-1 Group I Certificates, the Class A-1 Distribution Amount for such Payment Date;

                           (B) to the Owners of the Class A-2 Group I Certificates, the Class A-2 Distribution Amount for such Payment Date;

                           (C) to the Owners of the Class A-3 Group I Certificates, the Class A-3 Distribution Amount for such Payment Date;

                           (D) to the Owners of the Class A-4 Group I Certificates, the Class A-4 Distribution Amount for such Payment Date; and

                           (E) to the Owners of the Class A-5 Group I Certificates, the Class A-5 Distribution Amount for such Payment Date;

                           provided, however, that if, on any Payment Date, (x) the Certificate Insurer is then in default under the Certificate Insurance Policy and (y) a Group I Subordination Deficit exists, then any distribution of the Group I Principal Distribution Amount on such Payment Date shall be made pro rata to the Owners of each of the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates and the Class A-5 Group I Certificates on such Payment Date.

                   (ii) the Trustee shall pay from the amount then on deposit in the Class A Group II Distribution Account, to the Owners of the Class A-6 Group II Certificates, the Class A-6 Distribution Amount for such Payment Date;

                  (iii)    [reserved];

                   (iv) the Trustee shall transfer from the amounts then on deposit in the Class B Group I Distribution Account, to the Group I Supplemental Interest Payment Account, the Class B Group I Distribution Amount for such Payment Date; such transfer shall be deemed a distribution on the Class B Group I Certificates; and






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                    (v)    the Trustee  shall  transfer from the amounts then on
                           deposit in the Class B Group II Distribution Account,
                           to  the  Group  II  Supplemental   Interest   Payment
                           Account, the Class B Group II Distribution Amount for such Payment Date; such transfer shall be deemed a distribution on the Class B Group II Certificates.

                  (d) Any amounts properly distributed to the Owners of the Class B Certificates or to the Owners of the Residual Certificates pursuant to the terms of this Agreement shall be distributed free of the subordination described herein, and any such amounts shall in no event be required to be returned to the Trustee or paid over to the Owners of the Class A Certificates.

                  (e) Whenever, during the administration of the Trust, there comes into the possession of the Trustee any money or property which this Agreement does not otherwise require to be distributed on account of the Class A Certificates or the Class B Certificates, the Trustee shall distribute such money or other property to the Owners of the Class RU Certificates.

                  (f) The Trustee shall (i) receive as attorney-in-fact of the Owners of the Class A Certificates any Insured Payment from the Certificate Insurer and (ii) disburse the same to such Owners as set forth in paragraphs
(c)(i) and (c)(ii) above. Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust with respect to the Class A Certificates, and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust in respect of Insured Payments as the deemed assignee of such Owners, as hereinafter provided. The Trust and the Trustee hereby agree on behalf of each Owner of Class A Certificates for the benefit of the Certificate Insurer that they recognize that to the extent the Certificate Insurer pays Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Owners of the Class A Certificates, the Certificate Insurer will be entitled to receive the amount of any Class A-1 Interest Carry-Forward Amount, Class A-1 Principal Carry-Forward Amount, Class A-2 Interest Carry-Forward Amount, Class A-2 Principal Carry-Forward Amount, Class A-3 Interest Carry-Forward Amount, Class A-3 Principal Carry-Forward Amount, Class A-4 Interest Carry-Forward Amount, Class A-4 Principal Carry-Forward Amount, Class A-5 Interest Carry-Forward Amount, Class A-5 Principal Carry-Forward Amount, Class A-6 Interest Carry-Forward Amount and Class A-6 Principal Carry-Forward Amount, and will be subrogated to the rights of the Owners of the Class A Certificates with respect to such Insured Payments, shall be deemed to the extent of the payments so made to be an Owner of such Class A-1 Group I Certificates, Class A-2 Group I Certificates, Class A-3 Group I Certificates, Class A-4 Group I Certificates, Class A-5 Group I Certificates or Class A-6 Group II Certificates and shall receive future distributions of the Class A-1 Distribution Amount, Class A-2 Distribution Amount,





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Class  A-3  Distribution  Amount,  Class  A-4  Distribution  Amount,  Class  A-5
Distribution Amount and of the Class A-6 Distribution Amount until all such Insured Payments by the Certificate Insurer have been fully reimbursed, as described in the following paragraph. To evidence such subrogation, the Trustee shall note the Certificate Insurer's rights as subrogee on the Register upon receipt from the Certificate Insurer of proof of the payment of any Insured Payment, after making the distribution on any such future Payment Date to Owners of the Class A Certificates other than to the Certificate Insurer. The Certificate Insurer shall not acquire any voting rights hereunder as a result of such subrogation, except as otherwise described herein.

                  It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Payment Date for amounts previously paid by it unless on such Payment Date the Owners of the Class A Certificates shall also have received the full amount of the Group I Insured Distribution Amount and of the Group II Insured Distribution Amount (exclusive of any Class A-1 Interest Carry-Forward Amount, Class A-1 Principal Carry-Forward Amount, Class A-2 Interest Carry-Forward Amount, Class A-2 Principal Carry-Forward Amount, Class A-3 Interest Carry-Forward Amount, Class A-3 Principal Carry-Forward Amount, Class A-4 Interest Carry-Forward
Amount, Class A-4 Principal Carry-Forward Amount, Class A-5 Interest Carry-Forward Amount, Class A-5 Principal Carry-Forward Amount, Class A-6 Interest Carry-Forward Amount or any Class A-6 Principal Carry-Forward Amount representing amounts previously paid to the Owners of the Class A Certificates as Insured Payments) for such Payment Date.

                  (g) Each Owner of a Class A Certificate which pays any Preference Amounts theretofore received by such Owner on account of such Class A Certificate will be entitled to receive reimbursement for such amounts from the Certificate Insurer in accordance with the terms of the Certificate Insurance Policy, but only after (i) delivering a copy to the Trustee of a final, nonappealable order (a "Preference Order") of a court having competent jurisdiction under the United States Bankruptcy Code demanding payment of such amount to the bankruptcy court and (ii) irrevocably assigning such Owner's claim with respect to such Preference Order to the Certificate Insurer in such form as is required by the Certificate Insurer. In no event shall the Certificate Insurer pay more than one Insured Payment in respect of any Preference Amount.

                  Section 7.4. Investment of Accounts. (a) All or a portion of any Account held by the Trustee shall be invested and reinvested by the Trustee in the name of the Trustee for the benefit of the Owners, as described in
Section 7.4(c) hereof. No investment in any Account shall mature later than the Business Day immediately preceding the next Payment Date and shall be held until maturity.






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                  (b) Subject to Section 9.1  hereof,  the Trustee  shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any loss on any Eligible Investment included therein (except to the extent that the bank serving as Trustee is the obligor thereon).

                   (c)  The  Trustee   shall  invest  in  Eligible   Investments
described in paragraph (h) of Section 7.5 hereof.

                  (d) All income or other gain from investments in any Account held by the Trustee shall be deposited in such Account immediately on receipt, and any loss resulting from such investments shall be charged to such Account.

                   Section 7.5. Eligible Investments. The following are Eligible
Investments:

                  (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

                  (b) Federal Housing Administration debentures, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

                  (c) FHLMC senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

                  (d) FNMA senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

                  (e) Federal funds, certificates of deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated ___ or better by ___ and ___ by _______.

                  (f) Deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least ___________ which deposits are not in excess of the applicable limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, provided that the long-term deposits of such bank or savings and loan association are rated at least _____ by ___ and ______ by _______.

                  (g) Commercial paper (having original maturities of not more than 270 days) rated ___ or better by ___ and P-1 by _______.






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                  (h)  Investments  in money market funds rated at least ____ or
______ by ___ and ___ or ___ by _______.

                   (i) Such other investments as have been approved in writing by ___, _______ and the Certificate Insurer;

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity. Any Eligible Investment may be purchased by or through the Trustee or any of its affiliates.

                  Section 7.6. Reports by Trustee. (a) On each Payment Date the Trustee shall report in writing to each Owner and to the Seller and the Master Servicer with a copy to the Certificate Insurer and ___ and _______:

                          (i) the amount of the distribution with respect to each Class of Certificates;

                         (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Prepayments or other unscheduled recoveries of principal included therein;

                        (iii) the amount of such distributions allocable to interest;

                         (iv) the amount of such distributions allocable to any Carry-Forward Amount;

                          (v) the then-outstanding principal balance of each Class of Class A Certificates as of such Payment Date, together with the principal amount, by class, of each Class A Certificate (based on a Certificate in the original principal amount of $1,000) then
         Outstanding, in each case after giving effect to any payment of principal on such Payment Date;

                         (vi) the then-outstanding principal balance of each class of Class B Certificates, together with the principal amount, by class, of each Class B Certificate (based on a Certificate in the original principal amount of $1,000) then Outstanding, in each case after giving effect to any payment of principal on such Payment Date;






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                        (vii) the total of any Substitution Amounts and any Loan
         Purchase Prices included in such distribution;

                        (viii) for Payment Dates during the Pre-Funding Period, the remaining Pre-Funded Amount;

                          (ix) for the final Subsequent Transfer Date, the amount of any remaining Pre-Funded Amount that has not been used to fund the purchase of Subsequent Mortgage Loans and that will be distributed to the Owners of the related class of certificates as principal, if any, on the immediately following Payment Date;

                           (x) the amount of any Supplemental Interest Payment Amount, Class BI-S and Class BII-S Certificate distribution and any Interest Advance on such Distribution Date, together with the amount of any unreimbursed Interest Advance then owed to the Trustee;

                         (xi) the amount of the Master Servicing Fee paid with respect to each of the two Mortgage Loan Groups with respect to the related Remittance Period;

                        (xii) the amount of any Group I Insured Payment or any Group II Insured Payment made with respect to such Payment Date;

                       (xiii) as of such Payment Date, the Group I Subordinated Amount and the Group II Subordinated Amount; and

                        (xiv) the amount of the REMIC Reporting Fee paid with respect to such Payment Date.

                  In preparing the report under this Section 7.6, the Trustee shall rely solely upon the electronic report described in Section 10.8(d)(ii) hereof being received from the Master Servicer or any Sub-Servicer. The Trustee shall not be responsible for its obligations under Section 7.06 unless and until it receives such report from the Master Servicer.

                  (b) On each Payment Date the Trustee will additionally inform the Seller, the Master Servicer, the Certificate Insurer, ___ and _______ with respect to the following:

                        (i) the Group I Available Funds and the Group II Available Funds for the related Payment Date;

                       (ii) the Pool Principal Balance with respect to each of the two Mortgage Loan Groups as of the end of the related Remittance Period;

                      (iii) the number and Principal Balances of all Mortgage Loans in each of the two Mortgage Loan Groups which





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         were the subject of Prepayments during the related Remittance Period;

                       (iv) the total amount of payments in respect of or allocable to interest on the Mortgage Loans in each of the two Mortgage Loan Groups received or deemed to have been received from the related Mortgagors by the Master Servicer or any Sub-Servicer during the related Remittance Period (including any net income from REO Properties received during the related Remittance Period);

                        (v) the aggregate of all principal payments received or deemed to have been received from the related Mortgagors in each of the two Mortgage Loan Groups by the Master Servicer or any Sub-Servicer during the related Remittance Period;

                       (vi) the aggregate of any Insurance Proceeds received or deemed to have been received by the Master Servicer or any Sub-Servicer during the related Remittance Period with respect to each of the two Mortgage Loan Groups;

                      (vii) the aggregate of any Released Mortgaged Property Proceeds received or deemed to have been received by the Master Servicer or any Sub-Servicer during the related Remittance Period with respect to each of the two Mortgage Loan Groups;

                     (viii) the aggregate of any Liquidation Proceeds, Liquidation Expenses and Net Liquidation Proceeds received or deemed to have been received by the Master Servicer or any Sub-Servicer, and Net Realized Losses incurred, during the related Remittance Period with respect to each of the two Mortgage Loan Groups, the Group I Cumulative Net Realized Losses, the Group II Cumulative Net Realized Losses and the aggregate Cumulative Net Realized Losses since the Startup Day and during the prior 12-month period and the Group I Rolling Three Month Delinquency Rate and the Group II Rolling Three Month Delinquency Rate with respect to each of the two Mortgage Loan Groups;

                       (ix) the total amount of Compensating Interest payments paid or to be paid by the Master Servicer or any Sub-Servicer pursuant to Section 10.10 hereof with respect to each of the two Mortgage Loan Groups;

                        (x) the amount of Delinquency Advances made by the Master Servicer or any Sub-Servicer pursuant to Section 10.9 hereof with respect to such Payment Date with respect to each of the two Mortgage Loan Groups;

                       (xi) the monthly Master Servicing Fee and any additional servicing fees paid to the Master Servicer or any





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         Sub-Servicer  pursuant to Section  10.15 hereof with respect to each of the two Mortgage Loan Groups;

                      (xii) the amount of Delinquency Advances with respect to each of the two Mortgage Loan Groups reimbursable to the Master Servicer or any Sub-Servicer during such Remittance Period pursuant to
         Section 10.9 hereof and not previously reimbursed;

                     (xiii) the amount of any Servicing Advance made by the Master Servicer or any Sub-Servicer pursuant to Sections 10.9 and 10.13 hereof with respect to each of the two Mortgage Loan Groups and not previously reimbursed;

                      (xiv) the Class A-1 Distribution Amount, the Class A-2 Distribution Amount, the Class A-3 Distribution Amount, the Class A-4
         Distribution Amount, the Class A-5 Distribution Amount, the Class A-6 Distribution Amount, the Class B Group I Distribution Amount and the Class B Group II Distribution Amount, with the components thereof stated separately;

                       (xv) the weighted average remaining term to maturity and Net Weighted Average Coupon Rate of the Mortgage Loans with respect to each of the two Mortgage Loan Groups as of the close of business on the last day of the related Remittance
         Period;

                      (xvi) the Group I Subordinated Amount, Group I Subordination Deficiency Amount, Group I Specified Subordinated Amount, Group I Subordination Increase Amount, Group II Subordinated Amount, Group II Subordination Deficiency Amount, Group II Specified Subordinated Amount and Group II Subordination Increase Amount for the related Payment Date;

                     (xvii) the Group I Excess Subordinated Amount, Group I Subordination Reduction Amount, Group I Cumulative Crossover Amount, Group II Excess Subordinated Amount, Group II Subordination Reduction Amount, and Group II Cumulative Crossover Amount for the related Payment Date;

                    (xviii) the number of Mortgage Loans in each of the two Mortgage Loan Groups at the beginning and end of the related Remittance Period;

                      (xix) the Group I Shortfall Amount and the Group II Shortfall Amount for the related Payment Date; and

                       (xx) such other information as the Certificate Insurer or the Seller may reasonably request and which is derived from information which is produced or available in the ordinary course of the Master Servicer's or any Sub-Servicer's





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         business  or which  otherwise  materially  relates to the  transactions contemplated hereby.

                  (c) In addition, on each Payment Date the Trustee will disseminate to each Owner, the Master Servicer and to the Seller with a copy to the Certificate Insurer, _____ and _______, together with the information described in Subsection (a) preceding, the following information with respect to each of the two Mortgage Loan Groups as of the close of business on the last day of the related Remittance Period, which is required to be prepared by the Master Servicer or a Sub-Servicer and furnished to the Trustee pursuant to Section 10.8(d)(ii) hereof for such purpose on or prior to the related Remittance Date:

                          (i)  the  total  number  of  Mortgage  Loans  and  the
         aggregate Principal Balances thereof, together with the number and aggregate principal balances of Mortgage Loans (a) 30-59 days
         Delinquent,  (b)  60-89  days  Delinquent  and  (c)  90  or  more  days
         Delinquent;

                         (ii) the number and aggregate principal balances of all Mortgage Loans in foreclosure proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                        (iii) the number and aggregate principal balances of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clauses (i) and (ii));

                         (iv) the number and aggregate principal balances of all Mortgage Loans relating to REO Properties (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clauses (i), (ii) and (iii));

                          (v) the number and aggregate principal balances of all Mortgage Loans as to which foreclosure proceedings were commenced during the prior Remittance Period;

                         (vi) a schedule regarding cumulative foreclosures since the Cut-Off Date; and

                        (vii) the book value of any REO Property and any income received from REO Properties during the prior Remittance Period.

                  The Seller, the Master Servicer and the Trustee on behalf of Certificateholders and the Trust (the "Trust Parties") hereby authorize the Certificate Insurer to include the information contained in reports provided to the Certificate Insurer hereunder (the "Information") on The Bloomberg, an on-line computer based information network maintained by Bloomberg L.P. ("Bloomberg"), or





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in other electronic or print information  services.  The Trust Parties agree not to commence any actions or proceedings, or otherwise assert any claims, against the Certificate Insurer or its affiliates or any of the Certificate Insurer's or its affiliates' respective agents, representatives, directors, officers or employees (collectively, the "Certificate Insurer Parties"), arising out of, or related to or in connection with the dissemination and/or use of any Information by the Certificate Insurer, including, but not limited to, claims based on allegations of inaccurate, incomplete or erroneous transfer of information by the Certificate Insurer to Bloomberg or otherwise (other than in connection with the Certificate Insurer's gross negligence or willful misconduct). The Trust Parties waive their rights to assert any such claims against the Certificate Insurer Parties and fully and finally release the Certificate Insurer Parties from any and all such claims, demands, obligations, actions and liabilities (other than in connection with the Certificate Insurer's gross negligence or willful misconduct). The Certificate Insurer makes no representations or warranties, expressed or implied, of any kind whatsoever with respect to the accuracy, adequacy, timeliness, completeness, merchantability or fitness for any particular purpose of any Information in any form or manner. The Certificate Insurer reserves the right at any time to withdraw or suspend the dissemination of the Information by the Certificate Insurer. The authorizations, covenants and obligations of the Trust Parties under this section shall be irrevocable and shall survive the termination of this Agreement.

                  Section 7.7. Drawings under the Certificate Insurance Policy and Reports by Trustee. (a) On each Determination Date the Trustee shall determine, no later than 12:00 noon on such Determination Date, whether a Group I Shortfall Amount or a Group II Shortfall Amount has theretofore occurred and will remain uncured on the following Payment Date, and whether a Group I Shortfall Amount or a Group II Shortfall Amount with respect to either the Group I Mortgage Loans or the Group II Mortgage Loans will occur on the following Payment Date. If the Trustee determines that a Group I Shortfall Amount or a Group II Shortfall Amount has theretofore occurred and will remain uncured or will occur, the Trustee shall furnish the Certificate Insurer and the Seller with a completed Notice in the form set forth as Exhibit A to the Certificate Insurance Policy. The Notice shall specify the amount of the Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Certificate Insurance Policy.

                  (b) The Trustee shall report to the Seller, the Master Servicer and the Certificate Insurer with respect to the amounts then held in each Account held by the Trustee and the identity of the investments included therein, as the Seller, the Master Servicer or the Certificate Insurer may from time to time request. Without limiting the generality of the foregoing, the Trustee shall, at the request of the Seller, the Master Servicer or the Certificate Insurer transmit promptly to the Certificate Insurer,





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



the Seller and the Master Servicer copies of all accountings of receipts in respect of the Mortgage Loans furnished to it by the Master Servicer or a Sub-Servicer.

                  Section 7.8.  Allocation  of Realized  Losses.  (a) If, on any
Payment Date, and following the making of all allocations, transfers and distributions (other than as provided in this Section) on such Payment Date (x) the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance, the Class A-5 Principal Balance and the Class B Group I Principal Balance exceeds (y) the Group I Pool Principal Balance as of the close of business on the last day of the related Remittance Period (any such excess, "Group I Allocable Losses"), such Group I Allocable Losses shall be applied as a reduction of the Class B Group I Principal Balance until the Class B Group I Principal Balance has been reduced to zero.

                  (b) If, on any Payment Date, and following the making of all allocations, transfers and distributions (other than as provided in this Section) on such Payment Date (x) the sum of the Class A-6 Principal Balance and the Class B Group II Principal Balance exceeds the Group II Pool Principal Balance as of the close of business on the last day of the related Remittance Period (any such excess, "Group II Allocable Losses"), such Group II Allocable Losses shall be applied as a reduction of the Class B Group II Principal Balance until the Class B Group II Principal Balance has been reduced to zero.

                  Section 7.9.  Supplemental Interest Payments.

                  (a) The parties hereto do hereby create and establish a trust, the "Access Financial Supplemental Interest Trust _______ (the "Supplemental Interest Trust"). The Supplemental Interest Trust shall hold two trust accounts, the "Group I Supplemental Interest Payment Account" and the "Group II Supplemental Interest Payment Account", each to be held by the Trustee in its name on behalf of the Supplemental Interest Trust.

                  If, on any Determination Date, the Trustee determines that the amount to be available on the next Payment Date in both the Group I Supplemental Interest Payment Account and the Group II Supplemental Interest Payment Account (such amounts, together, the "Supplemental Interest Payment Amount") is less than the excess of (i) the Class A-6 Full Interest Distribution Amount over (ii) the Class A-6 Interest Distribution Amount as of such Payment Date (the "Class A-6 Formula Interest Shortfall"), the Trustee shall deliver a notice in the form of Exhibit O hereto to the Designated Residual Owner demanding that the Designated Residual Owner fund the Class A-6 Formula Interest Shortfall on the related Payment Date. The amount so funded by the Designated Residual Owner on any such Payment Date is the "Interest Advance" for such Payment Date. The





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Trustee  shall  deposit any Interest  Advance  received by it into the Class A-6
Distribution Account.

                  On each Payment Date the Trustee shall withdraw from the Group I Supplemental Interest Payment Account and from the Group II Supplemental Interest Payment Account and deposit in the Class A-6 Distribution Account the lesser of (x) the Class A-6 Formula Interest Shortfall and (y) the Supplemental Interest Payment Amount (such amount, the "Funded Amount"). Such amount shall be withdrawn as follows:

                  (i) from the Group I Supplemental Interest Payment Account, the product of (x) the Funded Amount and (y) a fraction, the numerator of which is the amount then on deposit in the Group I Supplemental Interest Payment Account and the denominator of which is the sum of the amount then on deposit in the Group I Supplemental Interest Payment Account and in the Group II Supplemental Interest Payment Account.

                  (ii) from the Group II Supplemental Interest Payment Account the product of (x) the Funded Amount and (y) a fraction, the numerator of which is the amount then on deposit in the Group II Supplemental Interest Payment Account and the denominator of which is the sum of the amount then on deposit in the Group I Supplemental Interest Payment Account and in the Group II Supplemental Interest Payment Account.

                  (b) Any portion of the Supplemental Interest Payment Amount after application of clause (a) above (the "Remaining Amount") shall be applied in the following order of priority:

                  (i) first, to the Designated Residual Owner, as reimbursement for unpaid Interest Advances, together with interest thereon (the "Interest Advance Reimbursement Amount"), with the earliest Interest Advances being deemed to be paid first, such amount to be paid as follows:

                  (x) from the remaining amount then on deposit in the Group I Supplemental Interest Payment Account, the product of (x) the Funded Amount and (y) a fraction, the numerator of which is the amount remaining on deposit in the Group I Supplemental Interest Payment Account and the denominator of which is the Remaining Amount; and

                  (y) from the remaining amount then on deposit in the Group II Supplemental Interest Payment Account, the product of (x) the Funded Amount and (y) a fraction, the numerator of which is the amount remaining on deposit in the Group I Supplemental Interest Payment Account and the denominator of which is the Remaining Amount.






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                  (ii) second, to the Owners of the Class BI-S Certificates, all remaining amounts then on deposit in the Group I Supplemental Interest Payment Account, and to the Owners of the Class BII-S Certificates, all remaining amounts then on deposit in the Group II Supplemental Interest Payment Account, in each case to such Owners pro rata in accordance with the Percentage Interests.

                  Section 7.10. Pre-Funding Account and Capitalized Interest Account. (a) On the Startup Day, the Trustee will deposit, on behalf of the Owners of the Certificates, in the Pre-Funding Account the Original Aggregate Pre-Funded Amount in an amount equal to the Original Group I Pre-Funded Amount, from the proceeds of the sale of the Group I Certificates.

                  (b) On any Subsequent Transfer Date, the Seller shall instruct the Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Loan Balances of the Subsequent Mortgage Loans sold to the Trust on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 3.6 hereof with respect to such transfer. In no event shall the Seller be permitted to instruct the Trustee: to release from the Pre-Funding Account with respect to Subsequent Mortgage Loans to be transferred to Group I an amount in excess of the Original Group I Pre-Funded Amount.

                  (c) If (x) the  Pre-Funded  Amount with respect to the related
Mortgage Loan Group has not been reduced to zero by the                       or
(y) the  Pre-Funded  Amount has  been  reduced  to  $100,000  or  less on either
the         or          the  Remittance  Dates,  in  either  case  after  giving
effect to any reductions in the Pre-Funded Amount on such Remittance Date, the Seller shall instruct the Trustee to withdraw from the Pre-Funding Account on such Remittance Date and deposit in the Certificate Account with respect to Group I, the difference, if any, between (A) the Original Aggregate Pre- Funded Amount and (B) all amounts theretofore withdrawn from the Pre-Funding Account with respect to Subsequent Mortgage Loans.

                  (d) On the Payment Dates  occurring in            ,
and          the  Trustee  shall  transfer  the  Group I  Pre-Funding  Earnings, if any, applicable to each such Payment Date from the Pre-Funding Account to the
Certificate  Account.  On the Payment Dates occurring in           ,         and
the              Trustee shall distribute  directly to the Owners of the Class R
Certificates the Excess Pre-Funding Earnings, if any, applicable to each such Payment Date.

                  (e) On each Subsequent Transfer Date the Seller may instruct the Trustee to withdraw from the Capitalized Interest Account and pay on such Subsequent Transfer Date to the Owners of the Class R Certificates the Overfunded Interest Amount for such





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Subsequent Transfer Date, as calculated by the Seller pursuant to Section 3.6(f)
hereof.

                  (f) (i) On the Payment  Dates  occurring  in        ,
and        the Trustee  shall transfer from the Capitalized  Interest Account to the Certificate Account with respect to Group I, the Group I Capitalized Interest Requirement, if any, for such Payment Dates.

                           (ii) On the Payment Date occurring in           , the
Trustee shall transfer from the Capitalized Interest Account with respect to Group II, the Group II Capitalized Interest Requirement for such Payment Date.

                  (g)  On the         ,  Payment  Date,  any  amounts  remaining
in the Capitalized Interest Account after taking into account the transfers on such Payment Date described in clause (f) above shall be paid to the Owners of the Class R Certificates, and the Capitalized Interest Account shall be closed.


                                  ARTICLE VIII

                              TERMINATION OF TRUST

                  Section 8.1. Termination of Trust. The Trust created hereunder and all obligations created by this Agreement will terminate upon the earlier of
(i) the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to this Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Trust is effected as described below. To effect a termination of this Agreement pursuant to clause (b) above, the Owners of all Certificates then Outstanding shall (x) unanimously direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation with respect to each REMIC, as contemplated by Section 860F(a)(4) of the Code and (y) provide to the Trustee an opinion of counsel experienced in federal income tax matters to the effect that such liquidation constitutes a Qualified Liquidation and the Trustee either shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining Owners of the Certificates each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation. In no event, however, will the Trust created by this Agreement continue beyond the expiration





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



of twenty-one (21) years from the death of the last survivor of the descendants of _________________, the late Ambassador of the United States to the United Kingdom, living on the date hereof. The Trustee shall give written notice of termination of the Agreement to the Certificate Insurer and each Owner in the manner set forth in Section 10.5 hereof.

                  Section 8.2. Termination Upon Option of the Seller.

                  (a) On any Remittance Date on or after the Remittance Date on which the then-outstanding aggregate Principal Balances of the Mortgage Loans is ten percent or less of the Original Pool Principal Balance, the Seller may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans and all property theretofore acquired in respect of any Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to 100% of the aggregate Principal Balances of the related Mortgage Loans as of the day of termination minus amounts remitted from the Principal and Interest Account to the Certificate Account representing collections of principal on the Mortgage Loans during the current Remittance Period, plus one month's interest on such amount computed at the weighted average Coupon Rate for the related Mortgage Loan Group, and plus the aggregate amount of any unreimbursed Delinquency Advances, including amounts which would be Delinquency Advances which the Master Servicer has theretofore failed to remit plus any amount owing to the Certificate Insurer and the Trustee. The Seller shall pay such termination price to the Trustee for deposit in the Certificate Account. In connection with such termination, the Master Servicer shall remit to the Trustee all amounts (net of investment earnings and providing for investment losses pursuant to Section 10.8(b) hereof, net of the Master Servicing Fee and net of amounts reimbursable for Delinquency Advances and Servicing Advances) then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

                  (b) In connection with any such purchase, the Seller shall provide to the Trustee an opinion of counsel experienced in federal income tax matters to the effect that such purchase constitutes a Qualified Liquidation with respect to each REMIC.

                  (c) Promptly following any such purchase, the Trustee will release the Files, with appropriate endorsements and transfer documents, to the Seller or otherwise upon its order.

                  Section 8.3. Auction Call. If the Seller fails, by the ninetieth day following the first Remittance Date on which such option may be exercised, to exercise its purchase option pursuant to Section 8.2 hereof, then upon receipt of written notice and direction from the Seller, the Trustee will notify the Representative (or, if the Representative is unable or unwilling,





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



another investment banking or whole-loan trading firm selected by the Seller (the Representative or such other investment bank or trading firm, the "Advisor") who will solicit on behalf of the Trustee competitive bids for the purchase of the Mortgage Loans for fair market value. Such solicitation shall be conducted substantially in the manner described in Exhibit N hereto. In the event that satisfactory bids are received as described below, the proceeds of the sale of such assets shall be deposited into the Certificate Account. The Trustee will ask the Advisor to solicit, on behalf of the Trustee, good-faith bids from no fewer than two prospective purchasers that are considered at the time to be competitive participants in the home equity market. The Advisor will consult with any securities brokerage houses identified by the Seller as then making a market in the Class A Certificates to obtain a determination as to whether the fair market value of such assets has been offered.

                  Any purchaser of such Mortgage Loans must agree to the continuation of the Master Servicer or any successor Master Servicer as servicer of the assets on terms substantially similar to those in this Agreement.

                  If the highest good-faith bid received by the Advisor from a qualified bidder is, in the judgment of the Representative, not less than the fair market value of such Mortgage Loans and if such bid would equal the amount set forth in the following sentence, the Trustee, following consultation with and written direction from the Advisor and the Seller, will sell and assign such Mortgage Loans without representation, warranty or recourse to such highest bidder and will redeem the Class A Certificates. For the Trustee to consummate the sale, the bid must be at least equal to the termination price set forth in
Section 8.2(a) hereof. In addition, the bid must be in an amount sufficient to pay the fees and expenses of the Trustee owing hereunder. If such conditions are not met, the Trustee will, following consultation with the Advisor and the Seller, decline to consummate such sale. In addition, the Trustee will decline to consummate such sale unless it receives from the Advisor an opinion of counsel addressed to it and the Certificate Insurer that such sale will not give rise either to any "prohibited transaction" tax under section 860F(a)(1) of the Code or to any tax on contributions to the REMIC after the "startup day" under section 860G(d)(1) of the Code. In the event such sale is not consummated in accordance with the foregoing, the Trustee will not be under any obligation to solicit any further bids or otherwise to negotiate any further sale of the Mortgage Loans. In such event, however, if directed by the Seller, the Trustee may solicit bids from time to time in the future for the purchase of the Mortgage Loans upon the same terms described above. The Trustee may consult with the Advisor and the advice of the Advisor shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder.






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



                  Section 8.4. Disposition of Proceeds. The Trustee shall, upon receipt thereof, deposit the proceeds of any liquidation or termination of the Trust Estate pursuant to this Article VIII to the Certificate Account for application as provided in Section 7.3 hereof.


                                   ARTICLE IX

                                   THE TRUSTEE

                  Section 9.1.  Certain Duties and Responsibilities.

                  (a) The Trustee (i) except during the continuance of an Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

                  During the continuance of an Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances with respect to such person's property or affairs.

                  (b) Notwithstanding the retention of the Master Servicer pursuant hereto and subject to the provisions of Section 11.1 hereof, the Trustee is hereby empowered (but not obligated) to perform the duties of the Master Servicer hereunder following the failure of the Master Servicer to perform pursuant hereto. Specifically, and not in limitation of the foregoing, the Trustee shall have the power (but not the obligation):

                    (i)    to collect Mortgagor payments;

                   (ii)    to foreclose on defaulted Mortgage Loans;

                  (iii) to enforce due-on-sale clauses and to enter into assumption and substitution agreements as permitted by Article X hereof;

                   (iv)    to deliver  instruments of  satisfaction  pursuant to
                           Article X hereof;

                    (v)    to enforce the Mortgage Loans; and





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




                   (vi) to make Delinquency Advances and Servicing Advances and to pay Compensating Interest, all as required hereby.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                    (i) this subsection shall not be construed to limit the effect of clause (a) of this Section;

                   (ii) the Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Seller or the Certificate Insurer or, with the Certificate Insurer's consent, of the Owners of a majority in Percentage Interest of the Certificates of the affected Class or Classes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the
                           Trustee, under this Agreement relating to such Certificates;

                   (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default by the Seller or by the Master Servicer unless the Trustee shall have received written notice thereof. In the absence of actual receipt of such notice, the Trustee may conclusively assume that there is no such default; and

                    (v) Subject to the other provisions of this Agreement and without limiting the generality of this Section, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement, any Mortgage or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any property of the





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                           Trust,  (D) to confirm or verify the  contents of any
                           reports or certificates of the Master Servicer or any Sub-Servicer delivered to the Trustee pursuant to
                           this   Agreement  or  any   Sub-Servicing   Agreement
                           believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

                  (d) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  (e) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer hereunder except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties and powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

                  (f) The permissive right of the Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its own negligence or willful misconduct.

                  (g) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its reasonable satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

                  Section 9.2. Removal of Trustee for Cause. (a) The Trustee may be removed pursuant to clause (b) hereof upon the occurrence of any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):






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



         (1) the Trustee shall fail to distribute to the Owners entitled thereto on any Payment Date amounts available for distribution in accordance with the terms hereof; or

         (2) the Trustee shall fail in the performance of, or breach, any covenant or agreement of the Trustee in this Agreement, or if any representation or warranty of the Trustee made in this
                  Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such failure or breach shall continue or not be cured for a period of 30 days after there shall have been given, by registered or certified mail, to the Trustee by the Seller or the Certificate Insurer or by the Owners of at least 25% of the aggregate Percentage Interest represented by any Class of Class A Certificates, or, if there are no Class A Certificates then Outstanding, by such Percentage Interest represented by any Class of Class B Certificates, a written notice specifying such failure or breach and requiring it to be remedied (unless the Trustee is aware of such breach as evidenced by notice from the Trustee pursuant to Section 9.2(b) in which case the 30 day cure period shall begin at the time such notice was given); or

         (3)      a  decree  or  order  of a  court  or  agency  or  supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Trustee, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (4) a conservator or receiver or liquidator or sequestrator or custodian of the property of the Trustee is appointed in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Trustee or relating to all or substantially all of its property; or

         (5) the Trustee shall become insolvent (however insolvency is evidenced), generally fail to pay its debts as they come due, file or consent to the filing of a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take corporate action for the purpose of any of the foregoing.






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



                  (b) The Seller and the Trustee shall give notice to each other, to the Certificate Insurer and to each Owner if it becomes aware that an event described in Subsection (a) has occurred and is continuing.

                  (c) If any event described in Subsection (a) occurs and is continuing, then and in every such case (x) the Seller or the Certificate Insurer or (y) with the consent of the Certificate Insurer, the Owners of a majority of the Percentage Interest represented by any Class of Class A Certificates, or, if there are no Class A Certificates then Outstanding, by such Percentage Interest represented by any Class of Class B Certificates then Outstanding, may, whether or not the Trustee resigns pursuant to Section 9.9 hereof, immediately, concurrently with the giving of notice to the Trustee, appoint a successor trustee pursuant to the terms of Section 9.9 hereof.

                  Section  9.3.  Certain  Rights  of  the  Trustee.   Except  as
otherwise provided in Section 9.1 hereof:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Seller or the Owners of any Class of Certificates mentioned herein shall be sufficiently evidenced in writing;

                  (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) the Trustee may consult with counsel, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Owners pursuant to this Agreement, unless such Owners shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;






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                  (f) the Trustee  shall not be bound to make any  investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by the Authorized Officer of any Person or within its rights or powers under this Agreement other than as to validity and sufficiency of its authentication of the Certificates.

                  Section 9.4. Not Responsible for Recitals or Issuance of Certificates. The recitals contained herein and in the Certificates, except any such recitals relating to the Trustee, shall be taken as the statements of the Seller and the Master Servicer and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Agreement, any offering materials relating to the
Certificates, or of the Certificates other than as to the validity and sufficiency of its authentication of the Certificates.

                  Section 9.5. May Hold Certificates. The Trustee or any other agent of the Trust, in its individual or any other capacity, may become an Owner or pledgee of Certificates and may otherwise deal with the Trust with the same rights it would have if it were not Trustee or such other agent.

                  Section 9.6. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other trust funds except to the extent required herein or required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Seller and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity and income or other gain actually received by the Trustee on Eligible Investments.

                  Section 9.7. Compensation and Reimbursement. The Trustee shall receive compensation for fees and reimbursement for expenses pursuant to Section
2.5 hereof and Section 7.3(b)(i)





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hereof.  The Trustee  shall have no lien on the Trust  Estate for the payment of such fees and expenses.

                  Section 9.8. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation or association acceptable to the Certificate Insurer and organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by the United States of America, having a rating or ratings acceptable to the Seller and having a long-term deposit rating of at least BBB from S&P and Baa2 from Moody's (or such lower rating as may be acceptable to S&P, Moody's and the Certificate Insurer). If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall, upon the request of the Seller or the Certificate Insurer resign immediately in the manner and with the effect hereinafter specified in this Article IX.

                  Section 9.9. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article IX shall become effective until the acceptance of appointment by the successor trustee under Section 9.10 hereof.

                  (b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written and notice of resignation to the Certificate Insurer, the Seller and the Master Servicer and by mailing notice of resignation by first-class mail, postage prepaid, to the Owners at their addresses appearing on the Register. Upon receiving notice of resignation, the Seller shall promptly appoint a successor trustee or trustees satisfying the eligibility requirements of Section 9.8 by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Seller, one copy of which instrument shall be delivered to the Trustee so resigning and one copy to the successor trustee or trustees. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Owner may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribed, appoint a successor trustee.






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                  (c) If at any  time the  Trustee  shall  cease to be  eligible under Section 9.8 hereof and shall fail to resign after written request therefor by the Seller or the Certificate Insurer, the Seller or the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Seller or the Certificate Insurer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                  (d) The Owners of a majority of the Percentage Interests represented by any Class of Class A Certificates, or, if there are no Class A Certificates then Outstanding, by such Percentage Interest represented by any Class of Class B Certificates then Outstanding, may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee to be removed, to the successor trustee so appointed, to the Seller and to the Certificate Insurer, copies of the record of the act taken by the Owners, as provided for in Section 12.3 hereof.

                  (e) If the Trustee fails to perform its duties in accordance with the terms of this Agreement or becomes ineligible to serve as Trustee, the Seller or the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument, in quadruplicate, signed by the Seller or the Certificate Insurer duly authorized, one complete set of which instruments shall be delivered to the Seller, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed.

                  (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Seller shall promptly appoint a successor trustee satisfying the eligibility requirements of Section 9.8.

                  (g) The Seller shall give notice of any removal of the Trustee by mailing notice of such event by first-class mail, postage prepaid, to the Owners as their names and addresses appear in the Register. Each notice shall include the name of the successor trustee and the address of its corporate trust office.

                  Section 9.10. Acceptance of Appointment by Successor Trustee. Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Seller on behalf of the Trust and to its predecessor Trustee an instrument accepting such appointment hereunder and stating its eligibility to serve as Trustee hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Seller or the successor trustee, such predecessor Trustee shall, upon payment of





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its charges then unpaid, execute and deliver an instrument  transferring to such successor trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor trustee all property and money held by such trustee so ceasing to act hereunder. Upon request of any such successor trustee on behalf of the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts.

                  Upon acceptance of appointment by a successor Trustee as provided in this Section, the Seller shall mail notice thereof by first-class mail, postage prepaid, to the Owners at their last addresses appearing in the Register. The Seller shall send a copy of such notice to the Rating Agencies. If the Seller fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Seller.

                  No successor trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this Article IX.

                  Section 9.11. Merger, Conversion, Consolidation or Succession to Business of the Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation or association shall be otherwise qualified and eligible under this Article IX. In case any Certificates have been executed, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may adopt such execution and deliver the Certificates so executed with the same effect as if such successor Trustee had itself executed such Certificates.

                  Section 9.12. Reporting; Withholding. (a) The Trustee shall timely provide to the Owners the Internal Revenue Service's Form 1099 and any other statement required by applicable Treasury regulations as determined by the Seller, and shall withhold, as required by applicable law, federal, state or local taxes, if any, applicable to distributions to the Owners, including but not limited to backup withholding under Section 3406 of the Code and the withholding tax on distributions to foreign investors under Sections 1441 and 1442 of the Code.

                  (b) The Trustee shall timely file all reports required to be filed by the Trust with any federal, state or local





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governmental  authority  having  jurisdiction  over the Trust,  including  other reports that must be filed with the Owners, such as the Internal Revenue Service's Form 1066 and Schedule Q and the form required under Section 6050K of the Code, if applicable. Furthermore, the Trustee shall report to Owners, if required, with respect to the allocation of expenses pursuant to Section 212 of the Code in accordance with the specific instructions to the Trustee by the Seller with respect to such allocation of expenses. The Trustee shall collect any forms or reports from the Owners determined by the Seller to be required under applicable federal, state and local tax laws.

                  (c) The Trustee shall provide to the Internal Revenue Service and to persons described in section 860(E)(e)(3) and (6) of the Code the information described in Treasury Regulation section 1.860D-1(b)(5)(ii), or any successor regulation thereto. Such information will be provided in the manner described in Treasury Regulation section 1.860E-2(a)(5), or any successor regulation thereto.

                  Section 9.13. Liability of the Trustee. Except during the continuance of an Event of Default, the Trustee shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Trustee herein. Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability on any Certificate or otherwise to any Account, the Seller, any Servicer or any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trustee or any such Person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Subject to the foregoing sentence, the Trustee shall not be liable for losses on investments of amounts in any Account (except for any losses on obligations on which the bank serving as Trustee is the obligor). In addition, the Seller covenants and agrees to indemnify the Trustee, and when the Trustee is acting as Master Servicer, the Trustee in its capacity as Master Servicer, from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable and documented legal fees and expenses) other than those resulting from the negligence or bad faith of the Trustee. The Trustee and any director, officer, employee or agent of the Trustee may rely and shall be protected in acting or refraining from acting in good faith on any certificate, notice or other document of any kind prima facie properly executed and submitted by the Authorized Officer of any Person respecting any matters arising hereunder.

                  Section 9.14. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of





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any  jurisdiction  in which any part of the Trust  Estate or any Property may at the time be located, the Master Servicer and the Trustee acting jointly and with the consent of the Certificate Insurer shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-Trustee or co-Trustees, jointly with the Trustee, of all or any part of the Trust Estate or separate Trustee or separate Trustees of any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Owners, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 9.14, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case any event indicated in Section 9.2 of this Agreement shall have occurred and be continuing, the Trustee alone (with the consent of the Certificate Insurer) shall have the power to make such appointment. No co-Trustee or separate Trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.8 and no notice to Owners of the appointment of any co-Trustee or separate Trustee shall be required under Section 9.9.

                  Every separate Trustee and co-Trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate Trustee or co-Trustee jointly (it being understood that such separate Trustee or co-Trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of the Trustee;

                  (ii) No co-Trustee hereunder shall be held personally liable by reason of any act or omission of any other co-Trustee hereunder; and

                  (iii) The Master Servicer and the Trustee acting jointly with the consent of the Certificate Insurer may at any time accept the resignation of or remove any separate Trustee or co-Trustee.






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                  Any  notice,  request or other  writing  given to the  Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Section 9.14. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer.

                  Any separate Trustee or co-Trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.


                                    ARTICLE X

                          SERVICING AND ADMINISTRATION
                                OF MORTGAGE LOANS

                  Section  10.1.  General  Servicing   Procedures.   (a)  Acting
directly or through one or more Sub-Servicers as provided in Section 10.3, the Master Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable and consistent with the terms of this Agreement. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Master Servicer shall not have any duties, responsibilities, or fiduciary relationship with the parties hereto except those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or shall otherwise exist against the Master Servicer.

                  (b) The Master Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Sub-Servicer as it may from time to time designate, but no such designation of a Sub-Servicer shall serve to release the Master Servicer from any of its obligations under this Agreement. Such Sub-Servicer shall have





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all the rights and powers of the Master  Servicer  with respect to such Mortgage
Loans under this Agreement.

                  (c) Without limiting the generality of the foregoing, but subject to the provisions of this Article X, the Master Servicer in its own name or in the name of a Sub-Servicer hereby is authorized and empowered, which authorization may further be evidenced, at the reasonable request of the Master Servicer, by a power of attorney executed and delivered by the Trustee, on behalf of itself, the Owners and the Trustee or any of them, (i) to execute and deliver any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property in the name of the Trust, and (iii) to hold title in the name of the Trust to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trustee; provided, however, that to the extent any instrument described in clause (i) preceding would be delivered by the Master Servicer outside of its ordinary procedures for mortgage loans held for its own account the Master Servicer shall, prior to executing and delivering such instrument, obtain the prior written consent of the Certificate Insurer, and provided further, however, that Section 10.14(a) shall constitute a power of attorney from the Trustee to the Master Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections 10.13 and 10.14, the Trustee shall execute any powers of attorney and other documents as the Master Servicer or such Sub-Servicer shall reasonably request and that are provided to the Trustee to enable the Master Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder. The costs to the Master Servicer of delivering any satisfactions described in clause (i) above shall be paid by the Master Servicer to the extent not recoverable from the related Mortgagor under applicable state law.

                  (d) The Master Servicer, with the approval of the Seller, shall have the right to approve requests of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of Properties subject to Mortgages. No such request shall be approved by the Master Servicer unless: (1) (x) the provisions of the related Note and Mortgage have been complied with; (y) the Loan-to-Value Ratio (which may, for this purpose, be determined at the time of any such action in a manner reasonably acceptable to the Certificate Insurer) after any release does not exceed the Loan-to-Value Ratio set forth for such Mortgage Loan in the Mortgage Loan Schedule; and (z) the lien priority, monthly payment, Coupon Rate or maturity date of the related Mortgage is not affected (except in accordance with Section 10.2) or (2) the Certificate Insurer shall have





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approved the granting of such request and shall not  unreasonably  withhold such approval.

                  (e) The Master Servicer shall give prompt notice to the Seller, the Trustee and to the Certificate Insurer of any action, of which the Master Servicer has actual knowledge, to (i) assert a claim against the Trust or
(ii) assert jurisdiction over the Trust.

                  (f) Servicing Advances incurred by the Master Servicer or any Sub-Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Property shall be recoverable by the Master Servicer or such Sub-Servicer to the extent described in this Agreement.

                  (g) Each of the Master Servicer, each Sub-Servicer, the Seller, the Trustee and the Certificate Insurer shall be entitled to rely, and shall be fully protected in relying, upon any promissory note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Mortgagor(s)), independent accountants and other experts selected by the Master Servicer, each Sub-Servicer, the Seller, the Trustee or the Certificate Insurer. The Master Servicer shall be fully justified in failing or refusing to take any action under this Agreement for which it has sought and received instructions from the Owners and has been consented to by the Certificate Insurer. The Master Servicer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Mortgage Loans in accordance with an express written request of the Owners to which the Certificate Insurer has consented, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Master Servicer, the Seller, the Trustee, the Certificate Insurer and all Owners. In the event of any conflicting instructions or requests, the instructions or requests delivered by the Certificate Insurer shall prevail, unless such instructions or requests violate the express terms of this Agreement or violate applicable law.

                  (h) The Master Servicer shall have no liability to the Seller, the Trustee, the Certificate Insurer, the Owners or any other Person for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that the foregoing shall not apply to any breach of representations or warranties made by the Master Servicer herein, or to any specific liability imposed upon the Master Servicer pursuant to this Agreement or any liability that would otherwise be imposed upon the Master Servicer by reason of its willful misconduct, bad faith or negligence in the





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performance  of its duties  hereunder or by reason of its reckless  disregard of its obligations or duties hereunder.

                  Section 10.2. Collection of Certain Mortgage Loan Payments. The Master Servicer shall generally service the Mortgage Loans in a prudent manner consistent with the Master Servicer's Servicing and Collection Guide (the "Servicing Standards"), and agrees to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow collection procedures for all Mortgage Loans at least as rigorous as those the Master Servicer would take in servicing similar mortgage loans and in collecting payments thereunder for its own account. Consistent with the foregoing, the Master Servicer may (i) in its discretion waive or permit to be waived any late payment charge or assumption fee or any other fee or charge which the Master Servicer would be entitled to retain pursuant to Section 10.15 as servicing compensation, (ii) extend the due date for payments due on a Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days after the initially scheduled due date for such payment and (iii) amend any Note to extend the maturity thereof, provided that no maturity shall be extended beyond the maturity date of the Mortgage Loan with the latest maturity date and that no more than 1.0% of the Original Pool Principal Balance of the Mortgage Loans shall have a maturity date which has been extended beyond the maturity date thereof at the Cut-off Date; provided further, with respect to clauses (i), (ii) and (iii), that such action does not violate applicable REMIC provisions. In the event the Master Servicer shall consent to the deferment of the due dates for payments due on a Note, the Master Servicer shall nonetheless make payment of any required Delinquency Advance with respect to the payments so extended to the same extent as if such installment were due, owing and Delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Sections 10.8(d)(i)(D) and 10.9(a) hereof.

                  The Master Servicer may not waive prepayment charges or penalty interest in connection with Prepayments. Any such amounts so received shall be paid over to the Seller as received.

                  Section 10.3. Sub-Servicing Agreements Between Master Servicer and Sub-Servicers. The Master Servicer may enter into Sub-Servicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Sub-Servicing Agreement and which has been designated an approved seller-servicer by FHLMC or FNMA for first and second mortgage loans and (except for _______________) has equity of at least $15,000,000, as determined in accordance with generally accepted accounting principles. The Master Servicer shall give notice to the Seller, the Trustee, Moody's, S&P and the Certificate Insurer of the removal or appointment of any





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Sub-Servicer.  Any such Sub-Servicing Agreement shall be consistent with and not violate the provisions of this Agreement. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on or with respect to Mortgage Loans when any Sub-Servicer has received such payments. For purposes of this Agreement, the Master Servicer shall be deemed to have made a payment required to be made by it hereunder when any Sub-Servicer has made such payment in the manner required of the Master Servicer hereunder. For purposes of this Agreement, the Master Servicer shall be deemed to have delivered any document required to be delivered by it hereunder when any Sub-Servicer has delivered such document in the manner required of the Master Servicer hereunder. As of the Startup Day, the only Sub-Servicer is ______________.

                  Section 10.4. Successor Sub-Servicers. Each Sub-Servicing Agreement shall expressly provide that the Master Servicer or the Trustee shall be entitled to terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and to enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under
Section 10.3. The Trustee shall have no duty or obligation hereunder to monitor or supervise the performance of any Sub- Servicer.

                  Section 10.5. Liability of Master Servicer. The Master Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Sub-Servicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer or otherwise, and the Master Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify this Agreement.

                  Section 10.6. No Contractual Relationship Between Sub-Servicer
and Trustee or the Owners. Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer, the Master Servicer and any other parties thereto alone and the Trustee and the Owners shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Sections
10.4 and 10.7, unless expressly made a party thereto.

                  Section 10.7. Assumption or Termination of Sub-Servicing Agreement by Trustee. In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Master Servicer hereunder by the Trustee pursuant to Section 11.1, it is understood and agreed that the





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Master Servicer's rights and obligations under any Sub-Servicing  Agreement then in force between the Master Servicer and a Sub-Servicer may be assumed or terminated by the Trustee at its option.

                  The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

                  Section 10.8.  Principal and Interest Account.

                  (a) The Master Servicer shall establish and maintain at one or more Designated Depository Institutions the Principal and Interest Account as a segregated account.

                  Subject to Subsections (c) and (d) below, the Master Servicer and any Sub-Servicer shall deposit all collections (other than amounts escrowed for taxes and insurance) related to the Mortgage Loans to the Principal and Interest Account on a daily basis (but no later than the first Business Day after receipt).

                  On the Startup Day and on each Subsequent Transfer Date, the Seller and/or the Master Servicer shall deposit to the Principal and Interest Account all receipts related to the related Mortgage Loans received after the Cut-Off Date or related Subsequent Cut-Off Date, as the case may be.

                  On or before the Startup Day, the Master Servicer shall deposit to the Principal and Interest Account (i) all scheduled payments due and collected (other than amounts escrowed for taxes and insurance) on the Mortgage Loans after the Cut-Off Date and prior to the Startup Day and (ii) all unscheduled collections (other than amounts escrowed for taxes and insurance) on the Mortgage Loans received on or after the Cut-Off Date and prior to the Startup Day.

                  (b) All funds in the Principal and Interest Account shall be invested in Eligible Investments maturing not later than the Business Day immediately preceding the related Remittance Date. The Principal and Interest Account shall be held in trust in the name of the Trustee for the benefit of the Owners. Any investment earnings on funds held in the Principal and Interest
Account shall be for the account of the Master Servicer and may only be withdrawn from the Principal and Interest Account by the Master Servicer immediately following the remittance of the Monthly Remittances by the Master Servicer. Any investment losses shall be paid by the Master Servicer to the Principal and Interest Account from the Master Servicer's own funds. Any references herein to amounts on deposit in the Principal and Interest Account shall refer to





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amounts  net  of  such   investment   earnings.   The  Trustee   shall  have  no
responsibility or liability for actions taken by the Master Servicer, including withdrawals, with respect to the Principal and Interest Accounts.

                  (c) The Master Servicer shall deposit to the Principal and Interest Account all principal and interest payments from the related Mortgagors received by the Master Servicer (including any Prepayments), Net Proceeds, other recoveries or amounts related to the Mortgage Loans received by the Master Servicer, Compensating Interest, Delinquency Advances together with any amounts which are reimbursable to the Master Servicer from the Principal and Interest Account, the amount of any Loan Purchase Price received or paid by the Master Servicer, the amount of any Substitution Amount received by the Master Servicer, REO income pursuant to Section 10.13(c) hereof, and amounts required to be deposited therein pursuant to Section 10.11 hereof in connection with blanket insurance policies and any proceeds received by the Master Servicer in connection with the termination of the Trust, but net of (i) the Master Servicing Fee with respect to each Mortgage Loan and other servicing compensation to the Master Servicer as permitted by Section 10.15 hereof, (ii) Net Proceeds to the extent such Net Proceeds exceed the sum of (I) the Principal Balance of the related Mortgage Loan, plus (II) accrued and unpaid interest on such Mortgage Loan at the Coupon Rate applicable to the related Remittance Period (net of the Master Servicing Fee) and (iii) prepayment charges and similar amounts to be paid over to the Seller pursuant to Section 10.2 hereof. Amounts described in clause (ii) of the preceding sentence shall be retained by the Master Servicer as additional servicing compensation or paid over to the related Mortgagor if required by law.

                  (d) (i) The Master Servicer may make withdrawals from the Principal and Interest Account only for the following purposes:

                  (A) to effect the timely remittance to the Trustee of the related Monthly Remittance due on each Remittance Date;

                  (B) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account;

                  (C) to withdraw amounts that have been deposited to the Principal and Interest Account in error;

                  (D) to reimburse itself for amounts which represent Reimbursable Advances made by the Master Servicer from its own funds and subsequently collected from the related Mortgagor; and

                  (E) to clear and terminate the Principal and Interest Account in connection with the termination of the Trust.





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                  (ii) On the  tenth  day of  each  month  (or  the  immediately following Business Day if the tenth day does not fall on a Business Day), the Master Servicer shall send to the Trustee a report, in such electronic form as may be agreed upon by the Master Servicer, the Seller and the Trustee, detailing the payments on the Mortgage Loans for each of the Mortgage Loan Groups during the prior Remittance Period. Such report shall be in the form and have the specifications as may be agreed to between the Master Servicer, the Seller, and the Trustee from time to time and, in any event, shall have such information as shall be necessary to enable the Trustee to perform its obligations hereunder.

                  In addition, on or prior to each Remittance Date, the Master Servicer will furnish to the Trustee, the Seller and to the Certificate Insurer the following information for each of the two Mortgage Loan Groups as of the close of business on the first business day of the current calendar month:

                  (A) the total number of Mortgage Loans and the aggregate Principal Balances thereof, together with the number and aggregate principal balances of Mortgage Loans
                           (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent;

                  (B) the number and aggregate principal balances of all Mortgage Loans in foreclosure proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (A));

                  (C) the number and aggregate principal balances of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clauses (A) and (B));

                  (D) the number and aggregate principal balances of all Mortgage Loans relating to REO Properties (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clauses (A), (B) and (C));

                  (E) the number and aggregate principal balances of all Mortgage Loans as to which foreclosure proceedings were commenced during the prior Remittance Period;

                  (F) a schedule regarding cumulative foreclosures since the Cut-Off Date;

                  (G) a schedule regarding the Group I Cumulative Net Realized Losses, the Group II Cumulative Net Realized Losses and the Cumulative Net Realized Losses;





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                  (H)      the book  value of any REO  Property  and any  income
                           received  from  REO   Properties   during  the  prior
                           Remittance Period; and

                  (I) such other information as the Trustee or the Seller may reasonably request and as is produced by the Master Servicer in the ordinary course of its business.

                  (iii) On each Remittance Date the Master Servicer shall remit the Group I Monthly Remittance and the Group II Monthly Remittance to the Trustee by wire transfer, or otherwise make funds available in immediately available funds.

                  (e) In connection with any exercise by the Seller of its option and related termination under Article VIII hereof, upon written request of the Seller, the Master Servicer shall remit to the Trustee all amounts (net of investment earnings and providing for investment losses pursuant to Section 10.8(b), net of the Master Servicing Fee and net of amounts reimbursable for Delinquency Advances and Servicing Advances) then on deposit in the Principal and Interest Account for deposit to the Certificate Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

                  Section 10.9. Delinquency Advances and Servicing Advances. (a) If the amount on deposit in the Principal and Interest Account with respect to any Mortgage Loan Group as of any Remittance Date is less than the related Monthly Remittance for such Remittance Date, the Master Servicer shall deposit to the Principal and Interest Account with respect to such Mortgage Loan Group a sufficient amount of its own funds to make such amount equal to the related Monthly Remittance for such Remittance Date. Such amounts of the Master Servicer's own funds so deposited are "Delinquency Advances". Any Delinquency Advances funded by the Master Servicer from its own funds are reimbursable from subsequent collections on or with respect to the related Mortgage Loan, including Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds, and payments from the related Mortgagor. Notwithstanding anything to the contrary contained in this Agreement, no Delinquency Advance or Servicing Advance shall be required to be made by the Master Servicer if such Delinquency Advance or Servicing Advance would, if made, constitute a Nonrecoverable Advance.

                  The Master Servicer shall be permitted to fund its payment of Delinquency Advances on any Remittance Date from collections on any Mortgage Loan deposited to the Principal and Interest Account subsequent to the related Remittance Period, and shall deposit to the Principal and Interest Account with respect to Delinquency Advances funded from amounts on deposit in the Principal and Interest Account (i) collections from the Mortgagor whose delinquency gave rise to the shortfall which resulted in such





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Delinquency  Advance and (ii) Net Liquidation  Proceeds  recovered on account of the related Mortgage Loan to the extent of the amount of aggregate Delinquency Advances related thereto. In any event, to the extent the Master Servicer uses such funds, the Master Servicer must reimburse the Principal and Interest Account by the next Remittance Date to the extent necessary to provide for the related Monthly Remittance.

                  (b) The Master Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses (including reasonable legal fees) incurred in the performance of its servicing obligations including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of REO Property (including, without limitation, realtors' commissions) and (iv) advances made for taxes, insurance and other charges against the Property. Each such expenditure will constitute a "Servicing Advance". The Master Servicer may recover Servicing Advances from the Mortgagors to the extent permitted by the Mortgage Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds, Insurance Proceeds and/or Released Mortgage Property Proceeds realized with respect to the related Mortgage Loan. In no case may the Master Servicer recover Servicing Advances from the principal and interest payments on any Mortgage Loan or from any amounts relating to any other Mortgage Loan.

                  Section 10.10. Compensating Interest. A full month's interest at the related Coupon Rate less the Master Servicing Fee is due to the Trustee on the outstanding Principal Balance of each Mortgage Loan as of the beginning of each Remittance Period. If a Prepayment of a Mortgage Loan occurs during any calendar month, any difference between the interest collected from the Mortgagor during such calendar month and the full month's interest at the related Coupon Rate less the Master Servicing Fee with respect to such Mortgage Loan ("Compensating Interest") that is due shall be deposited prior to the Remittance Date by the Master Servicer to the Principal and Interest Account and shall be included in the related Monthly Remittance to be made available to the Trustee on the next succeeding Remittance Date. The Master Servicer shall not be entitled to reimbursement for Compensating Interest payments.

                  Section  10.11.  Maintenance  of  Insurance.  (a)  The  Master
Servicer shall cause to be maintained with respect to each Mortgage Loan a hazard insurance policy with a carrier licensed in the state in which the Property is located that provides for fire and extended coverage, and which provides for a recovery by the Trust of insurance proceeds relating to such Mortgage Loan in an amount not less than the least of (i) the outstanding principal balance of the Mortgage Loan (together in the case of a Second Mortgage Loan, with the outstanding principal balance of the Senior Lien), (ii) the minimum amount required to compensate for loss or damage on a replacement cost basis and (iii) the full insurable





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value of the premises.  The Master Servicer shall indemnify the Trust out of the
Master Servicer's own funds for any loss to the Trust resulting from the Master Servicer's failure to maintain the insurance required by this paragraph.

                  (b) If the Mortgage Loan at the time of origination relates to a Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Master Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier, and which provides for a recovery by the Master Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan of not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended. The Master Servicer shall indemnify the Trust and the Certificate Insurer out of the Master Servicer's own funds for any loss to the Trust and the Certificate Insurer resulting from the Master Servicer's failure to maintain the insurance required by this Section.

                  (c) In the event that the Master Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Master Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans with co-insurance, and otherwise complies with the requirements of this Section 10.11, the Master Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this Section 10.11, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Property a policy complying with subsection (a) of this Section 10.11, and there shall have been a loss which would have been covered by such policy, deposit in the Principal and Interest Account from the Master Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with subsection (a) of this
Section 10.11 and the amount paid under such blanket policy. Upon the request of the Trustee, the Master Servicer shall cause to be delivered to the Trustee, a certified true copy of such policy.

                  (d) The Seller shall indemnify the Master Servicer for any loss to the Master Servicer if any Mortgage Loan does not, at the time the Master Servicer assumed the servicing of such Mortgage Loan, have in place the insurance described in Sections 3.2(b)(xvi) and (xvii) hereof and described herein and, if applicable, Section 3.2(b)(xviii) hereof. The Master Servicer shall only be required to maintain insurance on any Property if such insurance was in





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place at the time the Master  Servicer  assumed  the  servicing  of the  related
Mortgage Loan.

                  Section 10.12. Due-on-Sale Clauses; Assumption and Substitution Agreements. (a) When a Property has been or is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due on sale" clause contained in the related Mortgage or Note; provided, however, that the Master Servicer shall not exercise any such right if the "due on sale" clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law; and provided, further, that the Master Servicer may refrain from exercising any such right if the Certificate Insurer gives its prior consent to such non-enforcement.

                  (b) The Mortgage Loan, if assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Master Servicer shall notify the Trustee in writing that any applicable assumption or substitution agreement has been completed and shall forward to the Trustee the original recorded copy of such assumption or substitution agreement, which copy shall be added by the Trustee in writing to the related File and which shall, for all purposes, be considered a part of such File to the same extent as all other documents and instruments constituting a part thereof. The Master Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed, the Coupon Rate shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Master Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Master Servicer as additional servicing compensation.

                  (c) Notwithstanding the foregoing clauses (a) and (b) or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

                  Section 10.13. Realization Upon Defaulted Mortgage Loans. (a) The Master Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Trust of Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent





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payments  and which the Master  Servicer has not  purchased  pursuant to Section
10.13(f), unless the Master Servicer reasonably believes that Net Liquidation Proceeds with respect to such Mortgage Loan would not be increased as a result of such foreclosure or other action, in which case such Mortgage Loan will be charged-off and will become a Liquidated Loan. The Master Servicer shall have no obligation to purchase any Property at any foreclosure sale. The Master Servicer will give notice of any such charge-off to the Certificate Insurer by delivery of a Liquidation Report in the form attached as Exhibit G hereto. In connection with such foreclosure or other conversion, the Master Servicer shall exercise foreclosure procedures with the same degree of care and skill in their exercise or use, as it would exercise or use under the circumstances in the conduct of its own affairs. Any amounts, including Liquidation Expenses, advanced by the Master Servicer in connection with such foreclosure or other action shall constitute "Servicing Advances" within the meaning of Section 10.9(b) hereof.

                  (b) The Master Servicer shall sell any REO Property within 23 months of its acquisition by the Trust, unless the Master Servicer obtains for the Trustee an opinion of counsel experienced in federal income tax matters, addressed to the Trustee, the Certificate Insurer and the Master Servicer, to the effect that the holding by the Trust of such REO Property for a greater specified period will not result in the imposition of taxes on "Prohibited Transactions" of the Trust as defined in Section 860F of the Code or cause the REMICs to fail to qualify under the REMIC Provisions at any time that any Certificates are outstanding.

                  (c) Notwithstanding the generality of the foregoing provisions, the Master Servicer shall manage, conserve, protect and operate each REO Property for the Owners solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owners and the Certificate Insurer, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Owners and the Certificate Insurer for the period prior to the sale of such REO Property. The net income from the sale of an REO Property shall be deposited in the Principal and Interest Account.

                  (d) If the Master Servicer has reason to believe that a Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure contains





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environmental or hazardous waste risks known to the Master Servicer,  the Master
Servicer shall notify the Certificate Insurer, the Seller and the Trustee prior to acquiring the Property. The Master Servicer shall not institute foreclosure actions with respect to such a property if it reasonably believes that such action would not be consistent with the Servicing Standards, and the Master Servicer is not permitted to take any action with respect to such a Property without the prior written approval of the Certificate Insurer, the Trustee and the Seller, and in no event shall the Master Servicer be required to manage, operate or take any other action with respect thereto which the Master Servicer in good faith believes will result in "clean-up" or other liability under applicable law, unless the Master Servicer receives an indemnity acceptable to it in its sole discretion.

                  (e) The Master Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts, if any, it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a "Liquidated Loan". The Master Servicer shall deliver to the Trustee, the Seller and the Certificate Insurer on each Remittance Date a Liquidation Report in the form annexed as Exhibit G hereto with respect to each Mortgage Loan as to which the Master Servicer made a determination that such Mortgage Loan has become a Liquidated Loan during the related Remittance Period.

                  (f) The Master Servicer has the right and the option, but not the obligation, to purchase for its own account any Mortgage Loan which becomes Delinquent, in whole or in part, as to four consecutive monthly installments or any Mortgage Loan as to which enforcement proceedings have been brought by the Master Servicer pursuant to this Section 10.13 or which is in default or as to which a default is imminent. Any such Mortgage Loan so purchased shall be purchased on a Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Principal and Interest Account.

                  (g) The Master Servicer shall consult with the Seller with respect to its obligations under this Section 10.13.

                  Section 10.14. Trustee to Cooperate; Release of Files. (a) Upon the payment in full of any Mortgage Loan (including the repurchase of any Mortgage Loan or any liquidation of such Mortgage Loan through foreclosure or otherwise), or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall deliver to the Trustee a Master Servicer's Trust Receipt. Upon receipt of such Master Servicer's Trust Receipt, the Trustee shall promptly release the related File, in trust to (i) the Master Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Trustee, in each case pending its release by the Master Servicer, such escrow agent or such employee, agent





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or attorney of the  Trustee,  as the case may be. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Master Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage which secured the Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Principal and Interest Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Master Servicer may prepare and submit to the Trustee, a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Master Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related File, as aforesaid.

                  (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related File is released to an escrow agent or an employee, agent or attorney of the Trustee), promptly upon request of the Master Servicer and delivery to the Trustee of a Master Servicer's Trust Receipt, release the related File to the Master Servicer and shall execute such documents as shall be reasonably necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Master Servicer. The Trustee shall complete in the name of the Trustee any endorsement in blank on any Note prior to releasing such Note to the Master Servicer. Such receipt shall obligate the Master Servicer to return the File to the Trustee when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of the liquidation information, in physical or electronic form, the Master Servicer's Trust Receipt shall be released by the Trustee to the Master Servicer.

                  Notwithstanding the foregoing, at no time shall the Trustee release to the Master Servicer pursuant to this Section 10.14 a quantity of Files in excess of 10% of the Pool Principal Balance, excluding Files relating to Mortgage Loans which have been paid in full or have become Liquidated Loans (unless otherwise approved by the Certificate Insurer).

                  (c) In all cases where the Master Servicer needs the Trustee to sign any document or to release a File within a





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particular  period of time,  the  Master  Servicer  shall  notify an  Authorized
Officer of the Trustee by telephone or telecopy of such need and the Trustee shall thereupon use its best efforts to comply with the Master Servicer's needs, but in any event will comply within two Business Days of such request.

                  Section 10.15. Master Servicing Compensation. As compensation for its activities hereunder, the Master Servicer shall be entitled to retain the amount of the Master Servicing Fee with respect to each Mortgage Loan. Additional servicing compensation in the form of release and satisfaction fees (to the extent allowed by law), bad check charges, assumption fees, late payment charges, and any other servicing-related fees, Net Proceeds not required to be deposited in the Principal and Interest Account pursuant to Section 10.8(c)(ii) and similar items may, to the extent collected from Mortgagors, be retained by the Master Servicer.

                  Section 10.16. Annual Statement as to Compliance. The Master Servicer, at its own expense, will deliver to the Trustee, the Seller and the Certificate Insurer, on or before the last day of April of each year, commencing in 1997, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during such preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of one or more such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default. Any Sub-Servicer which is not a Master Servicer Affiliate also shall deliver an annual statement as to compliance in the form described above or the Master Servicer shall cover their performance in their statement. These statements shall be available to Owners upon written request.

                  Section 10.17. Annual Independent Certified Public Accountants' Reports. On or before the last day of April of each year, commencing in 1997, the Master Servicer, at its own expense, shall cause to be delivered to the Trustee, Certificate Insurer, the Seller, Moody's and S&P a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Certificate Insurer stating that such firm has, with respect to the Master Servicer's overall servicing operations (i) performed applicable tests in accordance with the compliance testing procedures as set forth in Appendix 3 of the "Audit Guide for Audits of HUD Approved Non-Supervised Mortgages" or (ii) examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto. These reports will be made available to Owners upon written request.





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                  Section 10.18. Access to Certain Documentation and Information
Regarding the Mortgage Loans; Confidentiality. The Master Servicer shall provide to the Trustee, the Seller, the Certificate Insurer, and the supervisory agents and examiners (as required in the latter case by applicable state and federal regulations) of each of the foregoing access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

                  Upon any change in the format of the computer tape maintained by the Master Servicer in respect of the Mortgage Loans, the Master Servicer shall deliver a copy of such computer tape to the Trustee and the Seller and in addition shall provide a copy of such computer tape to the Trustee and the Seller at such other times as the Trustee may request.

                  The Master Servicer, the Trustee, and the Certificate Insurer shall keep confidential (including from affiliates thereof) information concerning the Mortgage Loans and the underwriting criteria for the Mortgage Loans, except as required by law.

                  Each of the Trustee, the Certificate Insurer and the Seller acknowledges the proprietary nature of the software, software procedures, software development tools, know-how, methodologies, processes and technologies of the Master Servicer and any Sub-Servicer and agrees (i) that it shall use the same means as it uses to protect its own confidential information, but in no event less than reasonable means, to avoid disclosure by it or its agents or employees to any third party of any confidential or proprietary information of the Master Servicer or any Sub-Servicer, and (ii) that all such software, software procedures, software development tools, know-how, methodologies, process and technologies that are based upon trade secrets or proprietary information of the Master Servicer or any Sub-Servicer shall be and remain the property of the Master Servicer or any Sub-Servicer and that each of the Trustee, the Certificate Insurer and the Seller will have no interest therein or claim thereto. Each Sub-Servicer shall be a third-party beneficiary of this paragraph.

                  Section 10.19. Assignment of Agreement. The Master Servicer may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained (i) the written consent of the Seller, the Trustee and Certificate Insurer and (ii) the Trustee and Certificate Insurer shall have received a confirmation letter from one or more rating agencies confirming the rating of the Class A Certificates as AAA or its equivalent; provided, however, that any assignee must meet the eligibility requirements set forth in Section 11.1(g) hereof for a successor servicer.

                  Section 10.20. Inspections by Certificate Insurer and Account Parties; Errors and Omissions Insurance. (a) At any





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reasonable time and from time to time upon reasonable  notice,  the Seller,  the
Certificate Insurer, the Trustee, or any agents or representatives thereof may inspect the Master Servicer's servicing operations and discuss the servicing operations of the Master Servicer. The out-of-pocket costs and expenses incurred by the Master Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the requesting party prior to the occurrence and continuance of an Event of Default, and by the Master Servicer after the occurrence and during the continuance of an Event of Default.

                  (b) The Master Servicer agrees to maintain or cause a Sub-Servicer to maintain errors and omissions coverage and a fidelity bond, each at least to the extent required by Section 305 of Part I of FNMA Guide or any successor provision thereof or such other insurance arrangements reasonably satisfactory to the Certificate Insurer.

                  Section 10.21. Financial Statements. The Master Servicer understands that, in connection with the transfer of the Certificates, Owners may request that the Master Servicer make available upon written request to prospective Owners any publicly available annual audited financial statements of the Master Servicer for one or more of the most recently completed four fiscal years for which such statements are available, which request shall not be unreasonably denied. Such financial statements shall also be supplied to the Certificate Insurer.

                  The Master Servicer also agrees to make available on a reasonable basis to the Seller, the Trustee, the Certificate Insurer, any Owner or any prospective Owner a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Master Servicer or the financial statements of the Master Servicer and to permit the Seller, the Trustee, the Certificate Insurer, any Owner or any prospective Owner to inspect the Master Servicer's servicing facilities during normal business hours for the purpose of satisfying the Seller, the Trustee, the Certificate Insurer, any Owner or such prospective Owner that the Master Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

                  Each requesting party shall use the same means as it uses to protect its own confidential information, but in no event less than reasonable means, to avoid disclosure by it or its agents or employees to any third party of any confidential or proprietary information of the Master Servicer.

                  Section 10.22. REMIC. The Master Servicer covenants and agrees for the benefit of the Owners (i) to take no action which would result in the termination of REMIC status for either REMIC, (ii) not to engage in any "prohibited transaction", as such term is defined in Section 860F(a)(2) of the Code and (iii) not to engage





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in any other action which may result in the  imposition of any other taxes under the Code.

                  Section 10.23. The Designated Depository Institution. The Master Servicer shall give the Trustee, the Seller and the Certificate Insurer
(a) at least thirty days' prior written notice of any anticipated change of the Designated Depository Institution at which the Principal and Interest Account is maintained and (b) written notice of any change in the ratings of such Designated Depository Institution of which the Master Servicer is aware, within two Business Days after discovery.

                  Section 10.24. Appointment of Custodian. If the Master Servicer determines that the Trustee is unable to deliver Files to the Master Servicer as required pursuant to Section 10.14 hereof, the Master Servicer shall so notify the Certificate Insurer, S&P, Moody's, the Seller and the Trustee, and make request that a custodian acceptable to the Master Servicer, the Seller and the Certificate Insurer be appointed to retain custody of the Files on behalf of the Trustee. The Trustee and the Seller agree to co-operate reasonably with the Master Servicer in connection with the appointment of such custodian. The Trustee shall pay from the Trustee's Fee all reasonable fees and expenses of such custodian, in an amount not to exceed 1 basis point.


                                   ARTICLE XI

              EVENTS OF DEFAULT; REMOVAL OF MASTER SERVICER; MERGER

                  Section 11.1. Removal of Master Servicer; Resignation of Master Servicer. (a) The Certificate Insurer (or, with the consent of the Certificate Insurer, the Seller or the Owners of Class A Certificates evidencing at least a majority in Percentage Interest of all Class A Certificates) may remove the Master Servicer upon the occurrence of any of the following events (each, an "Event of Default"):

                  (i) The Master Servicer shall (I) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (II) admit in writing its inability to pay its debts generally as they become due, (III) make a general assignment for the benefit of creditors, (IV) be adjudicated a bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (VI) cause corporate action to be taken by it for the purpose of effecting any of the foregoing; or





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                  (ii) If without  the  application,  approval or consent of the
         Master  Servicer,  a  proceeding  shall be  instituted  in any court of
         competent   jurisdiction,   under  any  law  relating  to   bankruptcy,
         insolvency, reorganization or relief of debtors, seeking in respect of the Master Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the
         appointment  of  a  trustee,  receiver,   conservator,   liquidator  or
         custodian or similar entity with respect to the Master Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Master Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of sixty (60) consecutive days; or

                  (iii) The Master Servicer shall fail to perform any one or more of its obligations hereunder (other than its obligations referenced in clauses (vi) and (vii) below) and shall continue in default thereof for a period of thirty (30) days after the earlier to occur of (x) the date on which an Authorized Officer of the Master Servicer knows or reasonably should know of such failure or (y) receipt by the Master Servicer of a written notice from the Trustee, any Owner, the Seller or the Certificate Insurer of said failure; or

                  (iv) The Master Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 3.1(c) which materially and adversely affects the interests of the Owners or Certificate Insurer for a period of thirty (30) days after the earlier of (x) the date on which an Authorized Officer of the Master Servicer knows or reasonably should know of such breach or (y) receipt by the Master Servicer of a written notice from the Trustee, any Owner, the Seller or the Certificate Insurer of such breach; or

                  (v) If the  Certificate  Insurer  pays out any money under the
         Certificate Insurance Policies, or if the Certificate Insurer otherwise funds any shortfall with its own money, because the amounts available to the Trustee (other than from the Certificate Insurer) are insufficient to make required distributions on the Class A Certificates; or

                  (vi) The failure by the Master Servicer to make any required Servicing Advance for a period of 30 days following the earlier of (x) the date on which an Authorized Officer of the Master Servicer knows or reasonably should know of such failure or (y) receipt by the Master Servicer of a written notice from the Trustee, any Owner, the Seller, or the Certificate Insurer of such failure; or






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                  (vii) The failure by the Master  Servicer to make any required
         Delinquency Advance, to pay any Compensating Interest or to pay over any Monthly Remittance or other amounts required to be remitted by the Master Servicer pursuant to this Agreement; or

                  (viii) If on any  Payment  Date the Pool  Rolling  Three Month
         Delinquency Rate (including all foreclosures and REO Properties) exceeds _____ during the period ____________ through ___________________ during the period ____________ through
         ___________________    during   the   period    ____________    through
         ___________________    during   the   period    ____________    through
         ___________________    during   the   period   _____________    through
         ___________, or _____ after ____________; or

                  (ix) If on any Payment Date occurring in May of any year, commencing in _________ the aggregate Pool Cumulative Net Realized Losses over the prior twelve month period exceed .75% of the average Pool Principal Balance as of the close of business on the last day of each of the twelve preceding Remittance Periods; or

                  (x) If on any Payment Date the aggregate Pool Cumulative Net Realized Losses for all prior Remittance Periods since the Startup Day exceed ____% of the Original Pool Principal Balance;

provided, however, that (x) prior to any removal of the Master Servicer pursuant to clauses (ii) through (iv) and (vi) of this Section 11.1(a), any applicable grace period granted by any such clause shall have expired prior to the time such occurrence shall have been remedied and (y) in the event of the refusal or inability of the Master Servicer to comply with its obligations described in clause (vii) above, such removal shall be effective (without the requirement of any action on the part of the Seller, the Certificate Insurer or of the Trustee) at 4 p.m. New York City time on the second Business Day following the day on which the Trustee notifies an Authorized Officer of the Master Servicer that a required amount described in clause (vii) above has not been received by the Trustee, unless the required amount described in clause (vii) above is paid by the Master Servicer prior to such time. Upon the Trustee's obtaining actual knowledge that a required amount described in clause (vii) above has not been made by the Master Servicer, the Trustee shall so notify an Authorized Officer of the Master Servicer, and the Certificate Insurer, as soon as is reasonably practical.

                  (b) Upon the occurrence of an Event of Default as described in clauses (viii), (ix) or (x) of Section 11.1(a), the Certificate Insurer may upon consultation with the Seller, remove the Master Servicer; provided, however, that if such occurrence of an Event of Default is the result of circumstances beyond the Master Servicer's control, the Master Servicer shall not be





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removed, and provided further, that in the event of any disagreement between the
Seller and the Certificate Insurer, the decision of the Certificate Insurer shall control.

                  (c) The Master Servicer shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer at the date of this Agreement. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Trustee, the Seller and the Certificate Insurer.

                  (d) No removal or resignation of the Master Servicer shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with this Section.

                  (e) Upon removal or resignation of the Master Servicer, the Master Servicer also shall promptly deliver or cause to be delivered to a successor Master Servicer or the Trustee all the books and records (including, without limitation, records kept in electronic form) that the Master Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Master Servicer's possession.

                  (f) Any collections received by the Master Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly and immediately to the Trustee or the successor Master Servicer.

                  (g) Upon removal or resignation of the Master Servicer, the Trustee (x) may solicit bids for a successor Master Servicer as described below, and (y) pending the appointment of a successor Master Servicer as a result of soliciting such bids, shall serve as Master Servicer; provided, however that the Trustee shall not be liable for any acts, omissions or obligations of the Master Servicer prior to such succession or for any breach by the Master Servicer of any of its representations and warranties contained in this Agreement or in any related document or agreement. The Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Master Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FNMA or FHLMC for first and second mortgage loans and having equity of not less than $15,000,000, as determined in accordance with generally accepted accounting principles, and acceptable to the Certificate Insurer as the successor to the Master Servicer





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hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer hereunder.

                  The compensation of any successor Master Servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Master Servicing Fees, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 10.8 and 10.15.

                  (h) In the event the Trustee solicits bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Master Servicer shall be entitled to the full amount of the aggregate Master Servicing Fees as servicing compensation (including the servicing compensation received in the form of assumption fees, late payment charges or otherwise) as provided in Sections 10.8 and 10.15. Within thirty days after any such public announcement, the Trustee shall, with the consent of the Certificate Insurer, negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid. The Trustee shall deduct from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the successor Master Servicer.

                  (i) The Trustee and such successor Master Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor Master Servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor Master Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor Master Servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account by the Master Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor Master Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.





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                  (j) The Trustee or any other successor Master  Servicer,  upon assuming the duties of Master Servicer hereunder, shall immediately make all Delinquency Advances and pay all Compensating Interest which the Master Servicer has theretofore failed to remit with respect to the Mortgage Loans; provided, however, that if the Trustee is acting as successor Master Servicer or another successor Master Servicer has become the Master Servicer, the Trustee or such other successor Master Servicer, as the case may be, shall only be required to make Delinquency Advances (including the Delinquency Advances described in this clause (j)) if, in the Trustee's or such other successor Master Servicer's, as the case may be, reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the related Mortgage Loans.

                  (k) The Master Servicer that is being removed or is resigning shall give notice to the Mortgagors and to the Rating Agencies of the transfer of the servicing to the successor Master Servicer.

                  (l) Any successor Master Servicer shall assume all rights and obligations of the predecessor Master Servicer under this Agreement, except those arising before succession (other than the obligation to make Delinquency Advances) and under Section 3.

                  (m) If the Master Servicer is removed pursuant to Section 11.1(a) or the first paragraph of Section 11.1(b) hereof the Master Servicer shall remain entitled to reimbursement for Reimbursable Advances to the extent that the related amounts are thereafter recovered with respect to the related Mortgage Loans.

                  Section 11.2. Merger, Conversion, Consolidation or Succession to Business of Master Servicer. Subject to the immediately succeeding sentence, any corporation into which the Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any corporation succeeding to all or substantially all of the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto provided (x) that such corporation meets the qualifications set forth in Section 11.1(g) and (y) that any successor Master Servicer must meet the qualifications set forth in Section 11.1(g). Any Affiliate into which the Master Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation of the Master Servicer and an Affiliate, or any Affiliate succeeding to all or substantially all of the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.






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                                   ARTICLE XII

                                  MISCELLANEOUS

                  Section 12.1. Compliance Certificates and Opinions. Upon any application or request by the Seller or the Owners to the Trustee to take any action under any provision of this Agreement, the Seller or the Owners, as the case may be, shall furnish to the Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of any documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

                  Except  as  otherwise   specifically   provided  herein,  each
certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

                  (c) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 12.2. Form of Documents Delivered to the Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate of an Authorized Officer of the Trustee may be based, insofar as it relates to legal matters, upon an opinion of counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the opinion is erroneous. Any such certificate of an Authorized Officer of the Trustee or any opinion of counsel may be based, insofar as it relates to factual matters upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Seller





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or of the Master  Servicer,  stating that the  information  with respect to such factual matters is in the possession of the Seller or the Master Servicer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Trustee, stating that the information with respect to such matters is in the possession of the Trustee, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

                  Section 12.3. Acts of Owners. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Owners in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, delivered to and with the consent of the Seller and the Certificate Insurer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.






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                  (c) The  ownership  of  Certificates  shall be  proved  by the
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Owner of any Certificate shall bind the Owner of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.

                  Section 12.4. Notices, etc. to Trustee. Any request, demand, authorization, direction, notice, consent, waiver or act of the Owners or other documents provided or permitted by this Agreement to be made upon, given or furnished to, or filed with the Trustee by any Owner or by the Seller shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its corporate trust office as set forth in Section 2.2 hereof.

                  Section 12.5. Notices and Reports to Owners; Waiver of Notices. Where this Agreement provides for notice to Owners of any event or the mailing of any report to Owners, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Owner affected by such event or to whom such report is required to be mailed, at the address of such Owner as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Owners is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Owner shall affect the sufficiency of such notice or report with respect to other Owners, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

                  Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Owners shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Owners when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.






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                  Where this Agreement  provides for notice to any rating agency that rated any Certificates, failure to give such notice shall not affect any other rights or obligations created hereunder.

                  Section 12.6. Rules by Trustee and Seller. The Trustee may make reasonable rules for any meeting of Owners. The Seller may make reasonable rules and set reasonable requirements for its functions.

                  Section 12.7. Successors and Assigns. All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

                  Section 12.8. Severability. In case any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 12.9. Benefits of Agreement. Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Owners, the Certificate Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

                  Section 12.10. Legal Holidays. In any case where the date of any Remittance Date, any Payment Date, any other date on which any distribution to any Owner is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Certificates or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Remittance Date, such Payment Date, or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

                  Section 12.11. Governing Law. This Agreement and each Certificate shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

                  Section 12.12. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 12.13. Usury. The amount of interest payable or paid on any Certificate under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious





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rate of interest  allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Certificate exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Owner of such Certificate as a result of an error and the Owner receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Owner, apply the excess to the payment of principal of such Certificate, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Trustee for the benefit of Owners of Certificates for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Certificates.

                  Section 12.14. Amendment. The Trustee, the Seller, the Master Servicer may at any time and from time to time, with the prior written consent of the Certificate Insurer but without the consent of the Owners, amend this Agreement, and the Trustee shall consent to such amendment, for the purpose of
(i) curing any ambiguity, or correcting or supplementing any provision hereof which may be inconsistent with any other provision hereof, or to add provisions hereto which are not inconsistent with the provisions hereof, (ii) upon receipt of an opinion of counsel experienced in federal income tax matters to the effect that no entity-level tax will be imposed on the Trust or upon the transferor of a Residual Certificate as a result of the ownership of any Residual Certificate by a Disqualified Organization, removing the restriction on transfer set forth in Section 5.8(b) hereof or (iii) complying with the requirements of the Code and the regulations proposed or promulgated thereunder; provided, however, that any such action shall not, as evidenced by an opinion of counsel delivered to the Trustee, materially and adversely affect the interests of any Owner or materially and adversely affect (without its written consent) the rights and interests of the Certificate Insurer.

                  This Agreement may also be amended by the Trustee, the Seller, and the Master Servicer at any time and from time to time, with the prior written approval of the Certificate Insurer and of not less than 662/3% of the Percentage Interest represented by each affected Class of Certificates then Outstanding, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Owners hereunder; provided, however, that no such amendment shall (a) change in any manner the amount of, or change the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Certificate or (b) reduce the aforesaid percentages of Percentage Interests which are required to consent to any such amendments,
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the  Owners  of  all   Certificates  of  the  Class  or  Classes  affected  then
Outstanding.

                  The Trustee shall be entitled to receive upon request, and shall be fully protected in relying in good faith upon, an opinion of counsel reasonably acceptable to the Trustee stating that the execution of such amendment is authorized or permitted by this Agreement.

                  Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Owner and to the Rating Agencies.

                  The Certificate Insurer and the Owners, if they so request, shall be provided with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

                  The Trustee shall not be required to enter into any amendment which affects its rights or obligations hereunder.

                  The definitions of "Group I Specified Subordinated Amount" or "Group II Specified Subordinated Amount" may be amended by the Seller, the Master Servicer and the Trustee, with the consent of the Certificate Insurer, in any respect without the consent of, or notice to, the Owners of any Certificates; provided, (x) that the Certificate Insurer is not then in default,
(y) that the effect of such change would not be to alter materially (in the judgment of the Seller) the weighted average life of the related Class A Certificates and (z) the then-current ratings on the related Class A Certificates are not thereby reduced.

                  Section 12.15. The Certificate Insurer. Subject to the provisions below, the Certificate Insurer is a third party beneficiary of each provision of this Agreement that creates a right of or benefit to the Certificate Insurer. Any right conferred to the Certificate Insurer shall not arise until the issuance by the Certificate Insurer of its certificate insurance policy and shall be suspended during any period in which the Certificate Insurer is in default in its payment obligations under such certificate insurance policy (except that subrogation rights which have previously arisen shall not be so suspended). During the period of any such suspension, such rights shall vest in the Owners of the Class A Certificates, and may be exercised by the Owners of a majority in Percentage Interest of each Class of Class A Certificates then Outstanding or, if there are no Class A Certificates then Outstanding, by such Percentage Interest represented by the Class B Certificates then Outstanding.

                  Section 12.16. REMIC Status; Taxes. (a) The Tax Matters Person shall prepare and file or cause to be filed with the Internal Revenue Service Federal tax or information returns with respect to each REMIC and the Certificates containing such





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information  and at the times and in such  manner as may be required by the Code or applicable Treasury regulations, and shall furnish to Owners such statements or information at the times and in such manner as may be required thereby. For this purpose, the Tax Matters Person may, but need not, rely on any proposed regulations of the United States Department of the Treasury. The Tax Matters Person shall indicate the election to treat each REMIC as a REMIC (which election shall apply to the taxable period ending ________ ________ and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee, as Tax Matters Person appointed pursuant to Section 12.18 hereof shall sign all tax information returns filed pursuant to this Section 12.16. The Tax Matters Person shall provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest. The Trustee shall not be required to file a separate tax return for the Supplemental Interest Trust.

                  (b) The Tax Matters Person shall timely file all reports required to be filed by the Trust with any federal, state or local governmental authority having jurisdiction over the Trust, including other reports that must be filed with the Owners, such as the Internal Revenue Service's Form 1066 and Schedule Q and the form required under Section 6050K of the Code, if applicable to REMICs. Furthermore, the Tax Matters Person shall report to Owners, if required, with respect to the allocation of expenses pursuant to Section 212 of the Code in accordance with the specific instructions to the Tax Matters Person by the Seller with respect to such allocation of expenses. The Tax Matters Person shall collect any forms or reports from the Owners determined by the Seller to be required under applicable federal, state and local tax laws.

                  (c) The Tax  Matters  Person  shall  provide  to the  Internal
Revenue Service and to persons described in Section 860E(e)(3) and (6) of the Code the information described in Treasury Regulation Section 1.860D-1(b)(5)(ii), or any successor regulation thereto. Such information will be provided in the manner described in Treasury Regulation Section 1.860E-2(a)(5), or any successor regulation thereto.

                  (d) The Seller covenants and agrees that within ten Business Days after the Startup Day it will provide to the Trustee any information necessary to enable the Trustee to meet its obligations under subsections (b) and (c) above.

                  (e) The Trustee, the Master Servicer and the Seller each covenants and agrees for the benefit of the Owners (i) to take no action which would result in the termination of "REMIC" status for either REMIC, (ii) not to engage in any "prohibited transaction", as such term is defined in Section 860F(a)(2) of the Code and (iii)





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not to engage in any other  action  which may  result in the  imposition  on the
Trust of any other taxes under the Code, including, without limitation, for purposes of this paragraph any alteration, modification, amendment, extension, waiver or forbearance with respect to any Mortgage Loan.

                  (f) The Trust shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

                  (g) No Eligible Investment shall be sold prior to its stated maturity (unless sold pursuant to a plan of liquidation in accordance with Article VIII hereof).

                  (h) Neither the Seller nor the Trustee shall enter into any arrangement by which the Trustee will receive a fee or other compensation for services rendered pursuant to this Agreement, which fee or other compensation is paid from the Trust Estate, other than as expressly contemplated by this Agreement.

                  (i) Notwithstanding the foregoing clauses (g) and (h), the Trustee or the Seller may engage in any of the transactions prohibited by such clauses, provided that the Trustee shall have received an opinion of counsel experienced in federal income tax matters to the effect that such transaction does not result in a tax imposed on the Trustee or cause a termination of REMIC status for either REMIC; provided, however, that such transaction is otherwise permitted under this Agreement.

                  Section 12.17. Additional Limitation on Action and Imposition of Tax. (a) Any provision of this Agreement to the contrary notwithstanding, the Trustee shall not, without having obtained an opinion of counsel experienced in federal income tax matters to the effect that such transaction does not result in a tax imposed on the Trust or cause a termination of REMIC status for either REMIC, (i) sell any assets in the Trust Estate, (ii) accept any contribution of assets after the Startup Day or (iii) agree to any modification of this Agreement.

                  (b) In the event that any tax is imposed on "prohibited transactions" as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" as defined in Section 860G(c) of the Code, on any contribution to either REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, such tax shall be paid by (i) the Trustee, if such tax arises out of or results from the Trustee's negligence or willful misconduct, (ii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement, or otherwise (iii) the Owners of the Residual Certificates in proportion to their Percentage Interests. To the extent such tax is chargeable against the Owners of the Residual Certificates, notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to





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retain  from  amounts  otherwise  distributable  to the  Owners of the  Residual
Certificates on any Payment Date sufficient funds for the payment of such tax.

                  Section 12.18. Appointment of Tax Matters Person. A Tax Matters Person will be appointed by the Owners of the Residual Certificates for all purposes of the Code and such Tax Matters Person will perform, or cause to be performed, such duties and take, or cause to be taken, such actions, as are required to be performed or taken by the Tax Matters Person under the Code. The Trustee hereby agrees to act as the Tax Matters Person (and the Trustee is hereby appointed by the Owners of the Residual Certificates as the Tax Matters Person) for each REMIC held by the Trust.

                  Section 12.19. Notices. All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

The Trustee:                      ________________________________
                                  _____________
                                  ________________________________
                                  ________________________________
                                  Attention:  __________________________
                                              Access Financial Mortgage
                                              Loan Trust ______
                                  Tel:  ______________
                                  Fax:  ______________


The Certificate
Insurer        :                  ____________________________________
                                  ____________
                                  ________________________
                                  Attention: General Counsel
                                  Tel:  ______________
                                  Fax:  ______________

Underwriters:                     __________________________
                                  ____________
                                  __________________________
                                  __________________________
                                  Tel:      ____________
                                  Fax:      ____________

The Seller:                       Access Financial Lending Corp.
and Master                        12800 Whitewater Drive
Servicer                          Suite 200
                                  Minnetonka, Minnesota 55343
                                  Attention:  Operations
                                  Tel:  (612) 984-0968
                                  Fax:  (612) 984-0877

                  Section 12.20. Grant of Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and all other assets constituting the Trust Estate by the Seller to the Trust be, and be construed as, a sale of the Mortgage Loans and such other assets constituting the Trust Estate by the Seller and not a pledge by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans and other assets constituting the Trust Estate are held to be property of the Seller, then (a) it is the express intent of the parties that such conveyance be deemed as a pledge of the Mortgage Loans and all other assets constituting the Trust Estate to the Trust to secure a debt or other obligation of the Seller and this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code and the conveyance provided for in Section 3.3 hereof shall be deemed a grant by the Seller to the Trust of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all other assets constituting the Trust Estate.

                  Accordingly, the Seller hereby grants to the Trustee a security interest in the Mortgage Loans and all other assets constituting the Trust Estate for the purpose of securing to the Trust the performance by the Seller of the obligations under this Agreement. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 3.3 to be a true, absolute and unconditional sale of the Mortgage Loans and all other assets constituting the Trust Estate by the Seller to the Trust, the Seller shall take such actions, and the Trustee shall take such actions as directed by the Seller, as may be necessary to ensure that if this Agreement were deemed to create a security interest, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such for the term of this Agreement. Without limiting the generality of the foregoing, the Trustee shall file, or shall cause to be filed, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code to perfect the Trustee's security interest in or lien on the Mortgage Loans for the benefit of the Owners, including, without limitation, (x) continuation statements and (y) such other statements as may be occasioned by (i) any change of name of the Seller or Trustee, (ii) any change of location of the place of business or the chief executive office of the Seller or (iii) any transfer of any interest of the Seller in any Mortgage Loan; provided, however, that with respect to clauses (i) through (iii) above, the Seller shall notify the Trustee of any changes related thereto. The Trustee shall be reimbursed by the Seller for all such filing costs.

                  Section 12.21.  Indemnification.

                  (a) The Master Servicer agrees to indemnify and hold the Trustee, the Certificate Insurer, each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that were caused by (i) the failure of the Master Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement and the Servicing Standards and (ii) a breach of any of the Master Servicer's representations, covenants and warranties contained in this Agreement. This indemnity shall survive the termination of this Agreement and the payment of the Mortgage Loans, provided, that the Master Servicer shall have no liability to indemnify any such indemnified party under this Agreement to the extent that any such losses, penalties, fines, forfeitures, costs, fees, judgments, liabilities, damages, claims or expenses were caused by the negligence, willful misconduct or bad faith of such indemnified party. If the Master Servicer shall have made any indemnity payment pursuant to this Section 12.21(a) and the recipient thereafter collects from another Person any amount relating to the matters covered by the foregoing indemnity, the recipient shall promptly repay such amount to the Master Servicer.

                  Promptly after receipt by any of the above-mentioned indemnified parties of notice of any claim or commencement of any action discussed above, such indemnified party shall, if a claim in respect thereof is to be made against the Master Servicer, promptly notify the Master Servicer in writing of the claim or the commencement of that action; provided, however, that the failure to notify the Master Servicer shall not relieve it from any liability which it may have under this Section 12.21(a) except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify the Master Servicer shall not relieve it from any liability which it may have to the above-mentioned indemnified parties otherwise than under this Section 12.21(a).

                  (b) The Seller agrees to indemnify and hold the Master Servicer, the Certificate Insurer, the Trustee, each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other reasonable costs, fees and expenses that were caused by (i) the failure of the Seller to perform its duties in accordance with the terms of this Agreement or (ii) a breach of any of the Seller's representations, covenants, and warranties contained in this Agreement. This indemnity shall survive the termination of this Agreement and the payment of the Mortgage Loans; provided, that the Seller shall have no liability to indemnify any such indemnified party under this Agreement to the extent that any such losses, penalties, fines, forfeitures, costs, fees and judgments, liabilities, damages, claims or expenses were caused by the negligence, willful misconduct or bad faith of such indemnified party. If the Seller shall have made any indemnity payment pursuant to this Section 12.21 and the recipient thereafter collects from another Person any amount relating to the matters covered by the foregoing indemnity, the recipient shall promptly repay such amount to the Seller.

                  Promptly after receipt by any of the above-mentioned indemnified parties of notice of any claim or commencement of any action discussed above, such indemnified party shall, if a claim in respect thereof is to be made against the Seller, promptly notify the Seller in writing of the claim or the commencement of that action; provided, however, that the failure to notify the Seller shall not relieve it from any liability which it may have under this Section 12.21(b) except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify the Seller shall not relieve it from any liability which it may have to the above-mentioned indemnified parties otherwise than under this Section 12.21(b).

                  (c) The  Seller  hereby  covenants  and  agrees to  indemnify, exonerate and hold the Master Servicer, the Trustee, the Trust Estate, the Owners, their respective directors, officers, agents and employees (collectively, the "Indemnified Persons") harmless from and against any and all damages, losses, liabilities, obligations, penalties, fines, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses (including, without limitation, reasonable attorneys' and experts' fees and disbursements as they become due and without waiting for the ultimate outcome of the matter) of any kind or of any nature whatsoever which may at any time be imposed upon, incurred by or asserted or awarded against any Indemnified Person arising from or out of any Hazardous Substances (as defined below) on, in, under or affecting all or any portion of any of the Properties. The matters covered by the foregoing indemnity shall include, without limitation, all of the following: (i) the costs of removal of any and all Hazardous Substances from all or any portion of the Properties or any adjacent property, (ii) the costs required to take necessary precautions to protect against the release of Hazardous Substances on, in, under or affecting any of the Properties into the air, ground, water, other public domain or any adjacent property to the extent required by applicable Environmental Laws or any governmental authority, including, without limitation, the costs and expenses of environmental testing and assessments, and (iii) the costs incurred to comply, in connection with all or any portion of the Properties, with all applicable Environmental Laws, including without limitation fines, penalties, and administrative and overhead costs charged by any governmental entity.

                  The obligations of the Seller under this Section to compensate the Indemnified Persons and to reimburse them for expenses (including, without limitation, litigation expenses), disbursements and advances shall survive the termination of this Agreement and the resignation or removal of the Trustee, and continue thereafter for so long as any liability or expenses indemnified against may be imposed under applicable Environmental Law (as defined below) against any Indemnified Person.

                  (d) In no event shall any Person be indemnified for any losses, expenses, damages, claims or liabilities incurred by such Person by reason of such Person's (or such Person's agents) willful malfeasance, bad faith or negligence.

                  "Hazardous Substance" shall include, without limitation: (i) those substances included within the definitions of one or more of the terms "hazardous substances," "hazardous materials" and "toxic substances" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, as amended, 49 U.S.C. 'ss''ss' 1801 et seq., and in the regulations promulgated pursuant to said laws under applicable law; (ii) those substances listed in the United States Department of Transportation Table (49 CFR 172 1 01 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); (iii) such other substances, materials and wastes as are or become regulated under applicable local, state or Federal laws or regulations, or which are classified as hazardous or toxic under Federal, state, or local laws or regulations; and (iv) any material, waste or substance which is (a) petroleum; (b) friable asbestos;
(c) polychlorinated biphenyls; (d) designated as a "Hazardous Substance" pursuant to Section 311 of the Clean Water Act, as amended, 13 U.S.C. 'ss''ss' 1321 et seq. (33 U.S.C. 'ss''ss' 1321) or designated as "toxic pollutants" subject to Chapter 26 of the Clean Water Act pursuant to Section 307 of the Clean Water Act (33 U.S.C. 'ss''ss' 1317); (e) flammable explosive; or (f) radioactive materials.

                  "Environmental Law" shall mean any Federal, state or local statute, law, regulation, order, consent decree, judgment, permit, license, code, covenant, deed restriction, common law, ordain or other requirement relating to public health, safety or the environment, including, without limitation, those relating to releases, discharges or emissions to air, water, land or ground water, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, treatment, storage or management of hazardous or solid waste, or Hazardous Substances or crude oil, or any fraction thereof, or to exposure to toxic hazardous materials, to the handling, transportation, discharge or release of gaseous or liquid Hazardous Substances and any regulation, order, notice or demand issued pursuant to such law, statute or ordinance, in each case applicable to the property of Borrower or the operation, construction or modification of any thereof, including without limitation the following: CERCLA, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Sold Waste Amendments of 1984, the Hazardous Materials Transportation Act, as amended, the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1976, the Safe Drinking Water Control Act, the Clean Air Act of 1966, as amended, the Toxic Substances Control Act of 1976, the Occupational Safety and Health Act of 1977, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, the National Environmental Policy Act of 1975 and the Oil Pollution Act of 1990 and any similar or implementing state law, and any state statute and any further amendments to these laws, providing for financial responsibility for cleanup or other actions with respect to the release or threatened release of Hazardous Substances or crude oil, or any fraction thereof and all rules, regulations, guidance documents and publication promulgated thereunder.

                  [Except for these words (and the accompanying punctuation) the rest of this page has been intentionally left blank.]

                  IN WITNESS WHEREOF, ____________ the Seller, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                            __________________________
                                            __________________________



                                            __________________________
                                            __________________________


                                            ACCESS FINANCIAL LENDING CORP.,
                                               as Seller


                                            By:______________________________
                                               Name:  Leslie Zejdlik Foster
                                               Title: President


                                            ACCESS FINANCIAL LENDING CORP.,
                                               as Master Servicer


                                            By:______________________________
                                               Name:  Leslie Zejdlik Foster
                                               Title: President


                                            ________________________
                                            ________________________



                                            By:______________________________
                                               Name:   ____________________
                                               Title:  ____________________







                        [Pooling and Servicing Agreement]

__________________        )
                          :  ss.:
__________________        )



                  On the ____ day of _________ before me personally came ________________________, to me known, who, being by me duly sworn did depose and say that her office is located at __________________________________________
that she is a Corporate Trust Officer of ____________ ________________________________ the national banking association described in and that executed the above instrument as Trustee; and that ___ signed ___ name thereto by order of the Board of Directors of said national banking association.


                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



[NOTARIAL SEAL]

                                        _________________________________
                                                   Notary Public











                        [Pooling and Servicing Agreement]

__________________        )
                          :  ___:
__________________        )



                  On the ____ day of _________, before me personally came Kenneth M. Duncan, to me known, who, being by me duly sworn did depose and say that his office is located at _________________________________________________,
that he is the _________________________________________________________________
________________________________________________________________________________
___________________________________________________ which  is  described  in and which executed the above instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



[NOTARIAL SEAL]


                                        _________________________________
                                                   Notary Public








                        [Pooling and Servicing Agreement]

STATE OF MINNESOTA        )
                          :  ss.:
COUNTY OF HENNEPIN        )



                  On the ____ day of __________, before me personally came ____________________, to me known, who, being by me duly sworn did depose and say that ___ office is located at ____________________, that ___ is the President of Access Financial Lending Corp., a Delaware corporation which is described in and which executed the above instrument; and that ___ signed her name thereto by order of the Board of Directors of said corporation.


                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



[NOTARIAL SEAL]


                                        _________________________________
                                                   Notary Public








                        [Pooling and Servicing Agreement]

                                                                     EXHIBIT A-1


                   ACCESS FINANCIAL MORTGAGE LOAN TRUST ______
                     MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                                CLASS A-1 GROUP I
                          (Variable Pass-Through Rate)

              Representing Certain Interests Relating to a Pool of
                            Mortgage Loans formed by

                         ACCESS FINANCIAL LENDING CORP.

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., __________________________, any Sub-Servicer or any of their respective subsidiaries and affiliates. This Certificate represents a fractional ownership interest in the Trust Estate described herein, moneys in the Principal and Interest Account or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement) and certain other rights relating thereto and is payable only from amounts received by the Trustee (i) relating to the Mortgage Loans held by the Trust and (ii) pursuant to the Certificate Insurance Policy.)

No.: A-1-1                             ________________
                                            Date


__________________                     ____________________     ________________
Original Principal                     Final Scheduled          CUSIP
Amount                                 Payment Date

                                   Cede & Co.
- --------------------------------------------------------------------------------
                                Registered Owner

                  The registered Owner named above is the registered Owner of a fractional undivided interest in (i) a pool of mortgage loans, consisting of first and second liens (the "Mortgage Loans") formed by Access Financial Lending Corp., a Delaware corporation, and held in trust by ____________________________ _________________________, a national banking association, as trustee (the "Trustee"), on behalf of Access Financial Mortgage Loan Trust ________________ (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of __________________________ (the "Pooling and Servicing Agreement") by and among Access Financial Lending Corp., as seller (the "Seller") and as master servicer (the "Master Servicer"), and the Trustee, (ii) such amounts, including Eligible Investments, as from time to time may be held by the Trustee in the Accounts held by the Trustee pursuant to the Pooling and Servicing Agreement or by the Master Servicer or any Sub-Servicer in the Principal and Interest Account created pursuant to the Pooling and Servicing Agreement, or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement), (iii) any Property, the ownership of which has been effected in the name of the Master Servicer or any Sub-Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Master Servicer or a Sub-Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) the rights, if any, of the Trust in any Insurance Policy relating to the Mortgage Loans, (v) Net Proceeds (but only to the extent such Net Proceeds do not exceed the sum of the Principal Balance of the related Mortgage Loan plus accrued and unpaid interest on such Mortgage Loan), and (vi) the Certificate Insurance Policy. Such Mortgage Loans and other amounts and property enumerated above are hereinafter referred to as the "Trust Estate."

                  The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and (ii) the aggregate original principal amount of the Class A-1 Group I Certificates on _______________________ (the "Startup Day"), which aggregate amount on
____________________ was _____________________.  The Owner hereof is entitled to principal payments on each Payment Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-1 Group I Certificates. The Class A Certificates have been tranched into five "sequential pay" Classes, such that the Class A-5 Group I Certificates are entitled to receive no principal distributions until the Class A-4 Principal Balance has been reduced to zero, the Class A-4 Group I Certificates are entitled to receive no principal distributions until the Class A-3 Principal Balance has been reduced to zero, the Class A-3 Group I Certificates are entitled to receive no principal distributions until the Class A-2 Principal Balance has been



                                      A-1-2
reduced to zero and the Class A-2 Group I Certificates are entitled to receive no principal distributions until the Class A-1 Principal Balance has been reduced to zero.

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

                  SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized Certificates designated as Access Financial Mortgage Loan Trust _______________, Mortgage Loan Pass-Through Certificates, Class A-1 Group I (the "Class A-1 Group I Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as Access Financial Mortgage Loan Trust __________________, _________________________ Mortgage Loan
Pass-Through   Certificates,   Class  A-2  Group  I  (the  "Class  A-2  Group  I
Certificates"),       Access       Financial       Mortgage      Loan      Trust
______________________________ Mortgage Loan Pass-Through Certificates, Class A-3 Group I (the "Class A-3 Group I Certificates"), Access Financial Mortgage Loan Trust _______________, __________________ Mortgage Loan Pass-Through
Certificates, Class A-4 Group I (the "Class A-4 Group I Certificates"), Access Financial Mortgage Loan Trust _____________________________ Mortgage Loan Pass-Through Certificates, Class A-5 Group I (the "Class A-5 Group I Certificates"), Access Financial Mortgage Loan Trust ________________________ Mortgage Loan Pass-Through Certificates, Class A-6 Group II (the "Class A-6 Group II Certificates"), Access Financial Mortgage Loan Trust _____________________________, Mortgage Loan Pass-Through Certificates, Class B Group I Certificates (the "Class B Group



                                      A-1-3

I Certificates"), Access Financial Mortgage Loan Trust ___________________, Mortgage Loan Pass-Through Certificates, Class B Group II (the "Class B Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class BI-S (the "Class BI-S Certificates") and Class BII-S (the "Class BII-S Certificates"), and Access Financial Mortgage Loan Trust _________________________, Mortgage Loan Pass-Through Certificates, Class RL and Class RU (the "Residual Certificates"). The Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-6 Group II Certificates (collectively, the "Class A Certificates"), the Class B Group I Certificates, the Class B Group II Certificates, the Class BI-S Certificates, the Class BII-S Certificates and the Residual Certificates are collectively referred to herein as the "Certificates."

                  As more fully described in the Pooling and Servicing Agreement, each Class of Certificates has a specified priority to the collections on the related Pool of Mortgage Loans which comprise the related Available Funds. In addition, __________________________________, as Certificate Insurer, is required pursuant to the Certificate Insurance Policy to make available to the Trustee on each Payment Date 100% of the amount required to be distributed to the Owners of each Class of Class A Certificates on each Payment Date.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing __________________________ , the Owners of the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates and the Class A-5 Group I Certificates, as of the close of business on the first Business Day of the current calendar month in which such Payment Date occurs (for the Class A-2 through A-5 Group I Certificates, the "Record Date") will be entitled to receive the Class A-2 Distribution Amount, the Class A-3 Distribution Amount, Class A-4 Distribution Amount and Class A-5 Distribution Amount, respectively, relating to such Payment Date. On each Payment Date commencing ________________________, the Owners of the Class A-1 Group I Certificates and the Class A-6 Group II Certificates as of the close of business on the Business Day immediately preceding such Payment Date occurs (for the Class A-1 Group I Certificates and the Class A-6 Group II Certificates, the "Record Date") will be entitled to receive the Class A-1 Distribution Amount or the Class A-6 Distribution Amount, respectively, relating to such Payment Date. Distributions



                                      A-1-4
will be made in immediately available funds to Owners of Certificates, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  Each Owner of record of a Class A-1 Group I Certificate, Class A-2 Group I Certificate, Class A-3 Group I Certificate, Class A-4 Group I Certificate, Class A-5 Group I Certificate, and Class A-6 Group II Certificate will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date to the Owners of the Class A-1 Group I Certificate, Class A-2 Group I Certificate, Class A-3 Group I Certificate, the Class A-4 Group I Certificate, the Class A-5 Group I Certificate, and a Class A-6 Group II Certificate, respectively.

                  The Percentage Interest of each Class A-1 Group I Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-1 Group I Certificate by _______________________________.

                  The Class A-1 Distribution Amount for any Payment Date will be an amount equal to the Class A-1 Interest Distribution Amount for such Payment Date, the Class A-1 Principal Distribution for such Payment Date, the Class A-1 Interest Carry-Forward Amount for such Payment Date and the Class A-1 Principal Carry-Forward Amount for such Payment Date, as such terms are defined in the Pooling and Servicing Agreement.

                  Pursuant to the Certificate Insurance Policy, _____________________________________ (the "Certificate Insurer") is required, to the extent of any insufficiency in the related Available Funds, to make Insured Payments available to the Trustee necessary to deposit the full amount of the related Insured Distribution Amount to the Distribution Account (other than amounts to be paid to the Certificate Insurer) on each Payment Date. Pursuant to the Pooling and Servicing Agreement, from amounts on deposit in the related Distribution Account, the Class A-1 Distribution Amount will be distributed to the Owners of the Class A-1 Group I Certificates. The Certificate Insurer will be subrogated to the rights of the Owners of the Class A-1 Group I Certificates with respect to the related Insured Payments.

                  The Owner of this Certificate is required to notify the Trustee promptly in writing upon the receipt of a court order pursuant to which any amount received by the Owners of the Class A-1 Group I Certificates is recoverable and sought to be recovered as a voidable preference by a trustee in



                                      A-1-5
bankruptcy pursuant to the United States Bankruptcy Code and is required to enclose a copy of such order with such notice to the Trustee.

                  The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

                  Access Financial Lending Corp., as Master Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., ____________________________, any Sub-Servicer, or any of their respective subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency.

                  No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other



                                      A-1-6
liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

                  The Pooling and Servicing Agreement provides that the Seller may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Principal Balance of the Mortgage Loans is ten percent or less of the Original Pool Principal Balance. If the Seller declines to exercise such option within ninety days following such date, the Trustee shall solicit bids for the purchase of all Mortgage Loans remaining in the Trust. If satisfactory bids are received as described in the Pooling and
Servicing Agreement, the Trustee shall effect early retirement of the Certificates. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed ninety days.

                  The Trustee is required to give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  The Owners of a majority of the Percentage Interests represented by any Class of Class A Certificates, or if there are no Class A Certificates then Outstanding, by such Percentage Interest represented by the Class B Certificates then Outstanding, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Estate.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.



                                      A-1-7

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class A-1 Group I Certificates are issuable only as registered Certificates in denominations of $1,000 original principal amount and integral multiples of $1,000 in excess thereof (except for one odd Certificate). As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-1 Group I Certificates are exchangeable for new Class A-1 Group I Certificates of authorized denominations evidencing the same aggregate principal amount.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.




                                      A-1-8

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                            ____________________________________
                                            ____________________, as Trustee


                                            By:_____________________________
                                            Title:__________________________


Trustee Authentication

______________________,
_____________________, as
 Trustee


By: _________________________
Title: ______________________


Dated: ______________________




                                      A-1-9

                                                                     EXHIBIT A-2


                   ACCESS FINANCIAL MORTGAGE LOAN TRUST ______
                __________ MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                                CLASS A-2 GROUP I
                           (______ Pass-Through Rate)

              Representing Certain Interests Relating to a Pool of
                            Mortgage Loans formed by

                         ACCESS FINANCIAL LENDING CORP.

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., ________________________________________, any
Sub-Servicer or any of their respective subsidiaries and affiliates. This Certificate represents a fractional ownership interest in the Trust Estate described herein, moneys in the Principal and Interest Account or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement) and certain other rights relating thereto and is payable only from amounts received by the Trustee
(i) relating to the Mortgage Loans held by the Trust and (ii) pursuant to the Certificate Insurance Policy.)

No.: A-2-1                             _____________
                                            Date



__________________                     ____________________     ________________
Original Principal                     Final Scheduled          CUSIP
Amount                                 Payment Date

                                   Cede & Co.
- --------------------------------------------------------------------------------
                                Registered Owner

                  The registered Owner named above is the registered Owner of a fractional undivided interest in (i) a pool of mortgage loans, consisting of first and second liens (the "Mortgage Loans") formed by Access Financial Lending Corp., a Delaware corporation, and held in trust by _________________________, a national banking association, as trustee (the "Trustee"), on behalf of Access Financial Mortgage Loan Trust __________________ (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of ______________________ (the "Pooling and Servicing Agreement") by and among Access Financial Lending Corp., as seller (the "Seller") and as master servicer (the "Master Servicer"), and the Trustee, (ii) such amounts, including Eligible Investments, as from time to time may be held by the Trustee in the Accounts held by the Trustee pursuant to the Pooling and Servicing Agreement or by the Master Servicer or any Sub-Servicer in the Principal and Interest Account created pursuant to the Pooling and Servicing Agreement, or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement), (iii) any Property, the ownership of which has been effected in the name of the Master Servicer or any Sub-Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Master Servicer or a Sub-Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust,
(iv) the rights, if any, of the Trust in any Insurance Policies relating to the Mortgage Loans, (v) Net Proceeds (but only to the extent such Net Proceeds do not exceed the sum of the Principal Balance of the related Mortgage Loan plus accrued and unpaid interest on such Mortgage Loan), and (vi) the Certificate Insurance Policy. Such Mortgage Loans and other amounts and property enumerated above are hereinafter referred to as the "Trust Estate."

                  The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and (ii) the aggregate original principal amount of the Class A-2 Group I Certificates on ______________________ (the "Startup Day"), which aggregate amount on
_______________________ was _____________________ . The Owner hereof is entitled to principal payments on each Payment Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-2 Group I Certificates. The Class A Certificates have been tranched into five "sequential pay" Classes, such that the Class A-5 Group I Certificates are entitled to receive no principal distributions until the Class A-4 Principal Balance has been reduced to zero, the Class A-4 Group I Certificates are entitled to receive no principal distributions until the Class A-3 Principal Balance has been reduced to zero, the Class A-3 Group I Certificates are entitled to receive no principal distributions until the Class A-2 Principal Balance has been



                                      A-2-2
reduced to zero and the Class A-2 Group I Certificates are entitled to receive no principal distributions until the Class A-1 Principal Balance has been reduced to zero.

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

                  SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized Certificates designated as Access Financial Mortgage Loan Trust ______________, _____________ Mortgage Loan Pass-Through Certificates, Class A-2 Group I (the "Class A-2 Group I Certificates"), and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as Access Financial Mortgage Loan Trust ____________________, Mortgage Loan Pass-Through Certificates, Class A-1 Group I (the "Class A-1 Group I Certificates"), Access Financial Mortgage Loan Trust _____________________ Mortgage Loan Pass-Through Certificates, Class A-3 Group I (the "Class A-3 Group I Certificates"), Access Financial Mortgage Loan Trust _____________________ Mortgage Loan Pass-Through Certificates, Class A-4 Group I (the "Class A-4 Group I Certificates"), Access Financial Mortgage Loan Trust ___________________ Mortgage Loan Pass-Through Certificates, Class A-5 Group I (the "Class A-5 Group I Certificates"), Access Financial Mortgage Loan Trust ____________________ Mortgage Loan Pass-Through Certificates, Class A-6 Group II (the "Class A-6 Group II Certificates"), Access Financial Mortgage Loan Trust _____________________, Mortgage Loan Pass-Through Certificates, Class B Group I Certificates (the "Class B Group I Certificates"), Access



                                      A-2-3

Financial Mortgage Loan Trust ______________, Mortgage Loan Pass-Through Certificates, Class B Group II (the "Class B Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class BI-S (the "Class BI-S Certificates") and Class BII-S (the "Class BII-S Certificates"), and Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class RL and Class RU (the "Residual Certificates"). The Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-6 Group II Certificates (collectively, the "Class A Certificates"), the Class B Group I Certificates, the Class B Group II Certificates, the Class BI-S Certificates, the Clas BII-S Certificates and the Residual Certificates are collectively referred to herein as the "Certificates."

                  As more fully described in the Pooling and Servicing Agreement, each Class of Certificates has a specified priority to the collections on the related Pool of Mortgage Loans which comprise the related Available Funds. In addition, ___________________________ , as Certificate Insurer, is required pursuant to the Certificate Insurance Policy to make available to the Trustee on each Payment Date 100% of the amount required to be distributed to the Owners of each Class of Class A Certificates on each Payment Date.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the _____ day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing __________________ , the Owners of the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates and the Class A-5 Group I Certificates, as of the close of business on the first Business Day of the current calendar month in which such Payment Date occurs (for the Class A-2 through A-5 Group I Certificates, the "Record Date") will be entitled to receive the Class A-2 Distribution Amount, the Class A-3 Distribution Amount, Class A-4 Distribution Amount and Class A-5 Distribution Amount, respectively, relating to such Payment Date. On each Payment Date commencing __________________, the Owners of the Class A-1 Group I Certificates and the Class A-6 Group II Certificates as of the close of business on the Business Day immediately preceding such Payment Date occurs (for the Class A-1 Group I Certificates and the Class A-6 Group II Certificates, the "Record Date") will be entitled to receive the Class A-1 Distribution Amount or the Class A-6 Distribution Amount, respectively, relating to such Payment Date. Distributions will be made in immediately available funds to Owners of



                                      A-2-4

Certificates, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  Each Owner of record of a Class A-1 Group I Certificate, Class A-2 Group I Certificate, Class A-3 Group I Certificate, Class A-4 Group I Certificate, Class A-5 Group I Certificate, and Class A-6 Group II Certificate will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date to the Owners of the Class A-1 Group I Certificate, Class A-2 Group I Certificate, Class A-3 Group I Certificate, the Class A-4 Group I Certificate, the Class A-5 Group I Certificate, and a Class A-6 Group II Certificate, respectively.

                  The Percentage Interest of each Class A-2 Group I Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-2 Group I Certificate by ___________________________________.

                  The Class A-2 Distribution Amount for any Payment Date will be an amount equal to the Class A-2 Interest Distribution Amount for such Payment Date, the Class A-2 Principal Distribution for such Payment Date, the Class A-2 Interest Carry-Forward Amount for such Payment Date and the Class A-2 Principal Carry-Forward Amount for such Payment Date, as such terms are defined in the Pooling and Servicing Agreement.

                  Pursuant to the Certificate Insurance Policy, _______________________ (the "Certificate Insurer") is required, to the extent of any insufficiency in the related Available Funds, to make Insured Payments available to the Trustee necessary to deposit the full amount of the related Insured Distribution Amount to the Distribution Account (other than amounts to be paid to the Certificate Insurer) on each Payment Date. Pursuant to the Pooling and Servicing Agreement, from amounts on deposit in the related Distribution Account, the Class A-2 Distribution Amount will be distributed to the Owners of the Class A-2 Group I Certificates. The Certificate Insurer will be subrogated to the rights of the Owners of the Class A-2 Group I Certificates with respect to the related Insured Payments.

                  The Owner of this Certificate is required to notify the Trustee promptly in writing upon the receipt of a court order pursuant to which any amount received by the Owners of the Class A-2 Group I Certificates is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code and



                                      A-2-5
is required to enclose a copy of such order with such notice to the Trustee.

                  The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

                  Access Financial Lending Corp., as Master Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This  Certificate  does  not  represent  a  deposit  or  other obligation of, or an interest in, nor are the underlying  Mortgage Loans insured
or      guaranteed      by,      Access      Financial       Lending      Corp.,
___________________________________,   any   Sub-Servicer,   or  any  of   their
respective subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency.

                  No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the



                                      A-2-6
last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

                  The Pooling and Servicing Agreement provides that the Seller may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Principal Balance of the Mortgage Loans is ten percent or less of the Original Pool Principal Balance. If the Seller declines to exercise such option within ninety days following such date, the Trustee shall solicit bids for the purchase of all Mortgage Loans remaining in the Trust. If satisfactory bids are received as described in the Pooling and
Servicing Agreement, the Trustee shall effect early retirement of the Certificates. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed ninety days.

                  The Trustee is required to give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  The Owners of a majority of the Percentage Interests represented by any Class of Class A Certificates, or if there are no Class A Certificates then Outstanding, by such Percentage Interest represented by the Class B Certificates then Outstanding, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Estate.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.




                                      A-2-7

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class A-2 Group I Certificates are issuable only as registered Certificates in denominations of $1,000 original principal amount and integral multiples of $1,000 in excess thereof (except for one odd Certificate). As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-2 Group I Certificates are exchangeable for new Class A-2 Group I Certificates of authorized denominations evidencing the same aggregate principal amount.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.




                                      A-2-8

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                            ________________________________
                                            _____________, as Trustee


                                            By:_____________________________
                                            Title:__________________________


Trustee Authentication

______________________,
_____________________, as
 Trustee


By: _________________________
Title: ______________________


Dated: ____________________




                                      A-2-9

                                                                     EXHIBIT A-3


                   ACCESS FINANCIAL MORTGAGE LOAN TRUST _____
                 ________ MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                                CLASS A-3 GROUP I
                           (______ Pass-Through Rate)

              Representing Certain Interests Relating to a Pool of
                            Mortgage Loans formed by

                         ACCESS FINANCIAL LENDING CORP.

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., ___________________________________ , any Sub-
Servicer or any of their respective subsidiaries and affiliates. This Certificate represents a fractional ownership interest in the Trust Estate described herein, moneys in the Principal and Interest Account or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement) and certain other rights relating thereto and is payable only from amounts received by the Trustee
(i) relating to the Mortgage Loans held by the Trust and (ii) pursuant to the Certificate Insurance Policy.)

No.: A-3-1                             _______________
                                            Date


__________________                     ____________________     ________________
Original Principal                     Final Scheduled          CUSIP
Amount                                 Payment Date

                                   Cede & Co.
- --------------------------------------------------------------------------------
                                Registered Owner

                  The registered Owner named above is the registered Owner of a fractional undivided interest in (i) a pool of mortgage loans, consisting of first and second liens (the "Mortgage Loans") formed by Access Financial Lending Corp., a Delaware corporation, and held in trust by __________________ , a national banking association, as trustee (the "Trustee"), on behalf of Access Financial Mortgage Loan Trust __________________ (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of __________________ (the "Pooling and Servicing Agreement") by and among Access Financial Lending Corp., as seller (the "Seller") and as master servicer (the "Master Servicer"), and the Trustee, (ii) such amounts, including Eligible Investments, as from time to time may be held by the Trustee in the Accounts held by the Trustee pursuant to the Pooling and Servicing Agreement or by the Master Servicer or any Sub-Servicer in the Principal and Interest Account created pursuant to the Pooling and Servicing Agreement, or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement), (iii) any Property, the ownership of which has been effected in the name of the Master Servicer or a Sub-Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Master Servicer or a Sub-Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) the rights, if any, of the Trust in any Insurance Policies relating to the Mortgage Loans, (v) Net Proceeds (but only to the extent such Net Proceeds do not exceed the sum of the Principal Balance of the related Mortgage Loan plus accrued and unpaid interest on such Mortgage Loan), and (vi) the Certificate Insurance Policy. Such Mortgage Loans and other amounts and property enumerated above are hereinafter referred to as the "Trust Estate."

                  The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and (ii) the aggregate original principal amount of the Class A-3 Group I Certificates on __________________ (the "Startup Day"), which aggregate amount on
__________________  was  __________________  . The Owner  hereof is  entitled to principal payments on each Payment Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-3 Group I Certificates. The Class A Certificates have been tranched into five "sequential pay" Classes, such that the Class A-5 Group I Certificates are entitled to receive no principal distributions until the Class A-4 Principal Balance has been reduced to zero, the Class A-4 Group I Certificates are entitled to receive no principal distributions until the Class A-3 Principal Balance has been reduced to zero, the Class A-3 Group I Certificates are entitled to receive no principal distributions until the Class A-2 Principal Balance has been



                                      A-3-2
reduced to zero and the Class A-2 Group I Certificates are entitled to receive no principal distributions until the Class A-1 Principal Balance has been reduced to zero.

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

                  SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized Certificates designated as Access Financial Mortgage Loan Trust __________________ Mortgage Loan Pass-Through Certificates, Class A-3 Group I (the "Class A-3 Group I Certificates"), and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-1 Group I (the "Class A-1 Group I Certificates"), Access Financial Mortgage Loan Trust __________________ Mortgage Loan Pass-Through Certificates, Class A-2 Group I (the "Class A-2 Group I Certificates"), Access Financial Mortgage Loan Trust __________________ Mortgage Loan Pass-Through Certificates, Class A-4 Group I (the "Class A-4 Group I Certificates"), Access Financial Mortgage Loan Trust __________________ Mortgage Loan Pass-Through Certificates, Class A-5 Group I (the "Class A-5 Group I Certificates"), Access Financial Mortgage Loan Trust __________________ Mortgage Loan Pass-Through Certificates, Class A-6 Group II (the "Class A-6 Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group I Certificates (the "Class B Group I Certificates"), Access



                                      A-3-3

Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group II (the "Class B Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class BI-S (the "Class BI-S Certificates") and Class BII-S (the "Class BII-S Certificates"), and Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class RL and Class RU (the "Residual Certificates"). The Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-6 Group II Certificates (collectively, the "Class A Certificates"), the Class B Group I Certificates, the Class B Group II Certificates, the Class BI-S Certificates, the Class BII-S Certificates and the Residual Certificates are collectively referred to herein as the "Certificates."

                  As more fully described in the Pooling and Servicing Agreement, each Class of Certificates has a specified priority to the collections on the related Pool of Mortgage Loans which comprise the related Available Funds. In addition, ____________________________, as Certificate Insurer, is required pursuant to the Certificate Insurance Policy to make available to the Trustee on each Payment Date 100% of the amount required to be distributed to the Owners of each Class of Class A Certificates on each Payment Date.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the ___________ of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing __________________, the Owners of the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates and the Class A-5 Group I Certificates, as of the close of business on the first Business Day of the current calendar month in which such Payment Date occurs (for the Class A-2 through A-5 Group I Certificates, the "Record Date") will be entitled to receive the Class A-2 Distribution Amount, the Class A-3 Distribution Amount, Class A-4 Distribution Amount and Class A-5 Distribution Amount, respectively, relating to such Payment Date. On each Payment Date commencing __________________, the Owners of the Class A-1 Group I Certificates and the Class A-6 Group II Certificates as of the close of business on the Business Day immediately preceding such Payment Date occurs (for the Class A-1 Group I Certificates and the Class A-6 Group II Certificates, the "Record Date") will be entitled to receive the Class A-1 Distribution Amount or the Class A-6 Distribution Amount, respectively, relating to such Payment Date. Distributions will be made in immediately available funds to Owners of Certificates, by wire transfer or



                                      A-3-4
otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  Each Owner of record of a Class A-1 Group I Certificate, Class A-2 Group I Certificate, Class A-3 Group I Certificate, Class A-4 Group I Certificate, Class A-5 Group I Certificate, and Class A-6 Group II Certificate will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date to the Owners of the Class A-1 Group I Certificate, Class A-2 Group I Certificate, Class A-3 Group I Certificate, the Class A-4 Group I Certificate, the Class A-5 Group I Certificate, and a Class A-6 Group II Certificate, respectively.

                  The Percentage Interest of each Class A-3 Group I Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-3 Group I Certificate by __________________.

                  The Class A-3 Distribution Amount for any Payment Date will be an amount equal to the Class A-1 Interest Distribution Amount for such Payment Date, the Class A-3 Principal Distribution for such Payment Date, the Class A-3 Interest Carry-Forward Amount for such Payment Date and the Class A-3 Principal Carry-Forward Amount for such Payment Date, as such terms are defined in the Pooling and Servicing Agreement.

                  Pursuant to the Certificate Insurance Policy, ____________________________________ (the "Certificate Insurer") is required, to the extent of any insufficiency in the related Available Funds, to make Insured Payments available to the Trustee necessary to deposit the full amount of the related Insured Distribution Amount to the Distribution Account (other than amounts to be paid to the Certificate Insurer) on each Payment Date. Pursuant to the Pooling and Servicing Agreement, from amounts on deposit in the related Distribution Account, the Class A-3 Distribution Amount will be distributed to the Owners of the Class A-3 Group I Certificates. The Certificate Insurer will be subrogated to the rights of the Owners of the Class A-3 Group I Certificates with respect to the related Insured Payments.

                  The Owner of this Certificate is required to notify the Trustee promptly in writing upon the receipt of a court order pursuant to which any amount received by the Owners of the Class A-3 Group I Certificates is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code and



                                      A-3-5
is required to enclose a copy of such order with such notice to the Trustee.

                  The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

                  Access Financial Lending Corp., as Master Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This  Certificate  does  not  represent  a  deposit  or  other obligation of, or an interest in, nor are the underlying  Mortgage Loans insured
or      guaranteed      by,      Access      Financial       Lending      Corp.,
____________________________________,   any   Sub-Servicer,   or  any  of  their
respective subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency.

                  No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the



                                      A-3-6
last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

                  The Pooling and Servicing Agreement provides that the Seller may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Principal Balance of the Mortgage Loans is ten percent or less of the Original Pool Principal Balance. If the Seller declines to exercise such option within ninety days following such date, the Trustee shall solicit bids for the purchase of all Mortgage Loans remaining in the Trust. If satisfactory bids are received as described in the Pooling and
Servicing Agreement, the Trustee shall effect early retirement of the Certificates. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed ninety days.

                  The Trustee is required to give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  The Owners of a majority of the Percentage Interests represented by any Class of Class A Certificates, or if there are no Class A Certificates then Outstanding, by such Percentage Interest represented by the Class B Certificates then Outstanding, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Estate.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.




                                      A-3-7

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class A-3 Group I Certificates are issuable only as registered Certificates in denominations of $1,000 original principal amount and integral multiples of $1,000 in excess thereof (except for one odd Certificate). As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-3 Group I Certificates are exchangeable for new Class A-3 Group I Certificates of authorized denominations evidencing the same aggregate principal amount.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.




                                                 A-3-8

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                            ____________________________________
                                            _____________, as Trustee


                                            By:_____________________________
                                            Title:__________________________


Trustee Authentication

______________________,
_____________________, as
 Trustee


By: _________________________
Title: ______________________


Dated: __________________




                                      A-3-9

                                                                     EXHIBIT A-4

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST ______
                 _______% MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                                CLASS A-4 GROUP I
                           (______% Pass-Through Rate)

              Representing Certain Interests Relating to a Pool of
                            Mortgage Loans formed by

                         ACCESS FINANCIAL LENDING CORP.

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., ___________________________________ , any
Sub-Servicer or any of their respective subsidiaries and affiliates. This Certificate represents a fractional ownership interest in the Trust Estate described herein, moneys in the Principal and Interest Account or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement) and certain other rights relating thereto and is payable only from amounts received by the Trustee
(i) relating to the Mortgage Loans held by the Trust and (ii) pursuant to the Certificate Insurance Policy.)

No.: A-4-1                             _____________
                                            Date


__________________                     ____________________     ________________
Original Principal                     Final Scheduled          CUSIP
Amount                                 Payment Date

                                   Cede & Co.
- --------------------------------------------------------------------------------
                                Registered Owner

                  The registered Owner named above is the registered Owner of a fractional undivided interest in (i) a pool of mortgage loans, consisting of first and second liens (the "Mortgage Loans") formed by Access Financial Lending Corp., a Delaware corporation, and held in trust by ___________________________________ , a national banking association, as trustee
(the "Trustee"), on behalf of Access Financial Mortgage Loan Trust __________________ (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of __________________ (the "Pooling and Servicing Agreement") by and among Access Financial Lending Corp., as seller (the "Seller") and as master servicer (the "Master Servicer"), and the Trustee, (ii) such amounts, including Eligible Investments, as from time to time may be held by the Trustee in the Accounts held by the Trustee pursuant to the Pooling and Servicing Agreement by the Master Servicer or any Sub-Servicer in the Principal and Interest Account created pursuant to the Pooling and Servicing Agreement, or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement),
(iii) any Property, the ownership of which has been effected in the name of the Master Servicer or any Sub-Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Master Servicer or any Sub-Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) the rights, if any, of the Trust in any Insurance Policies relating to the Mortgage Loans, (v) Net Proceeds (but only to the extent such Net Proceeds do not exceed the sum of the Principal Balance of the related Mortgage Loan plus accrued and unpaid interest on such Mortgage Loan), and (vi) the Certificate Insurance Policy. Such Mortgage Loans and other amounts and property enumerated above are hereinafter referred to as the "Trust Estate."

                  The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and (ii) the aggregate original principal amount of the Class A-4 Group I Certificates on __________________ (the "Startup Day"), which aggregate amount on
__________________  was  __________________.  The Owner  hereof is  entitled  to principal payments on each Payment Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-4 Group I Certificates. The Class A Certificates have been tranched into five "sequential pay" Classes, such that the Class A-5 Group I Certificates are entitled to receive no principal distributions until the Class A-4 Principal Balance has been reduced to zero, the Class A-4 Group I Certificates are entitled to receive no principal distributions until the Class A-3 Principal Balance has been reduced to zero, the Class A-3 Group I Certificates are entitled to receive no principal distributions until the Class A-2 Principal Balance has been



                                      A-4-2
reduced to zero and the Class A-2 Group I Certificates are entitled to receive no principal distributions until the Class A-1 Principal Balance has been reduced to zero.

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

                  SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This  Certificate  is  one  of  a  Class  of   duly-authorized
Certificates designated as Access Financial Mortgage Loan Trust __________________ Mortgage Loan Pass-Through Certificates, Class A-4 Group I (the "Class A-4 Group I Certificates"), and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-1 Group I (the "Class A-1 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-2 Group I (the "Class A-2 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-3 Group I (the "Class A-3 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, __________________, Mortgage
Loan Pass-Through Certificates, Class A-5 Group I (the "Class A-5 Group I Certificates"), Access Financial Mortgage Loan Trust __________________ Mortgage Loan Pass-Through Certificates, Class A-6 Group II (the "Class A-6 Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group I Certificates (the "Class B Group I Certificates"), Access



                                      A-4-3

Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group II (the "Class B Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class BI-S (the "Class BI-S Certificates") and Class BII-S (the "Class BII-S Certificates"), and Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class RL and Class RU (the "Residual Certificates"). The Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-6 Group II Certificates (collectively, the "Class A Certificates"), the Class B Group I Certificates, the Class B Group II Certificates, the Class BI-S Certificates, the Class BII-S Certificates and the Residual Certificates are collectively referred to herein as the "Certificates."

                  As more fully described in the Pooling and Servicing Agreement, each Class of Certificates has a specified priority to the collections on the related Pool of Mortgage Loans which comprise the related Available Funds. In addition, ____________________________________ , as
Certificate Insurer, is required pursuant to the Certificate Insurance Policy to make available to the Trustee on each Payment Date 100% of the amount required to be distributed to the Owners of each Class of Class A Certificates on each Payment Date.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the __________________ of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing __________________ the Owners of the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates and the Class A-5 Group I Certificates, as of the close of business on the first Business Day of the current calendar month in which such Payment Date occurs (for the Class A-2 through A-5 Group I Certificates, the "Record Date") will be entitled to receive the Class A-2 Distribution Amount, the Class A-3 Distribution Amount, Class A-4 Distribution Amount and Class A-5 Distribution Amount, respectively, relating to such Payment Date. On each Payment Date commencing __________________, the Owners of the Class A-1 Group I Certificates and the Class A-6 Group II Certificates as of the close of business on the Business Day immediately preceding such Payment Date occurs (for the Class A-1 Group I Certificates and the Class A-6 Group II Certificates, the "Record Date") will be entitled to receive the Class A-1 Distribution Amount or the Class A-6 Distribution Amount, respectively, relating to such Payment Date. Distributions will be made in immediately available funds to Owners of



                                      A-4-4

Certificates, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  Each Owner of record of a Class A-1 Group I Certificate, Class A-2 Group I Certificate, Class A-3 Group I Certificate, Class A-4 Group I Certificate, Class A-5 Group I Certificate, and Class A-6 Group II Certificate will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date to the Owners of the Class A-1 Group I Certificate, Class A-2 Group I Certificate, Class A-3 Group I Certificate, the Class A-4 Group I Certificate, the Class A-5 Group I Certificate, and a Class A-6 Group II Certificate, respectively.

                  The Percentage Interest of each Class A-4 Group I Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-4 Group I Certificate by ____________________.

                  The Class A-4 Distribution Amount for any Payment Date will be an amount equal to the Class A-4 Interest Distribution Amount for such Payment Date, the Class A-4 Principal Distribution for such Payment Date, the Class A-4 Interest Carry-Forward Amount for such Payment Date and the Class A-4 Principal Carry-Forward Amount for such Payment Date, as such terms are defined in the Pooling and Servicing Agreement.

                  Pursuant to the Certificate Insurance Policy, ____________________________________ (the "Certificate Insurer") is required, to the extent of any insufficiency in the related Available Funds, to make Insured Payments available to the Trustee necessary to deposit the full amount of the related Insured Distribution Amount to the Distribution Account (other than amounts to be paid to the Certificate Insurer) on each Payment Date. Pursuant to the Pooling and Servicing Agreement, from amounts on deposit in the related Distribution Account, the Class A-4 Distribution Amount will be distributed to the Owners of the Class A-4 Group I Certificates. The Certificate Insurer will be subrogated to the rights of the Owners of the Class A-4 Group I Certificates with respect to the related Insured Payments.

                  The Owner of this Certificate is required to notify the Trustee promptly in writing upon the receipt of a court order pursuant to which any amount received by the Owners of the Class A-4 Group I Certificates is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code and



                                      A-4-5
is required to enclose a copy of such order with such notice to the Trustee.

                  The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

                  Access Financial Lending Corp., as Master Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., __________________________ any Sub-Servicer, or any of their respective subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency.

                  No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the



                                      A-4-6
last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

                  The Pooling and Servicing Agreement provides that the Seller may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Principal Balance of the Mortgage Loans is ten percent or less of the Original Pool Principal Balance. If the Seller declines to exercise such option within ninety days following such date, the Trustee shall solicit bids for the purchase of all Mortgage Loans remaining in the Trust. If satisfactory bids are received as described in the Pooling and
Servicing Agreement, the Trustee shall effect early retirement of the Certificates. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed ninety days.

                  The Trustee is required to give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  The Owners of a majority of the Percentage Interests represented by any Class of Class A Certificates, or if there are no Class A Certificates then Outstanding, by such Percentage Interest represented by the Class B Certificates then Outstanding, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Estate.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.




                                      A-4-7

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class A-4 Group I Certificates are issuable only as registered Certificates in denominations of $1,000 original principal amount and integral multiples of $1,000, in excess thereof (except for one odd Certificate). As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-4 Group I Certificates are exchangeable for new Class A-4 Group I Certificates of authorized denominations evidencing the same aggregate principal amount.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.




                                      A-4-8

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.



                                            _____________________________
                                            _________________, as Trustee


                                            By:_____________________________
                                            Title:__________________________


Trustee Authentication


______________________________
__________________________, as
 Trustee


By: _________________________
Title: ______________________


Dated: _______________




                                      A-4-9

                                                                     EXHIBIT A-5

                      ACCESS FINANCIAL MORTGAGE LOAN TRUST ------
                  ______ MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                                CLASS A-5 GROUP I
                           (______ Pass-Through Rate)

              Representing Certain Interests Relating to a Pool of
                            Mortgage Loans formed by

                         ACCESS FINANCIAL LENDING CORP.

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., ______________________ , any Sub-Servicer or any of their respective subsidiaries and affiliates. This Certificate represents a fractional ownership interest in the Trust Estate described herein, moneys in the Principal and Interest Account or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement) and certain other rights relating thereto and is payable only from amounts received by the Trustee (i) relating to the Mortgage Loans held by the Trust and (ii) pursuant to the Certificate Insurance Policy.)

No.: A-5-1                             _______________
                                           Date



__________________                     ____________________     ________________
Original Principal                     Final Scheduled          CUSIP
Amount                                 Payment Date

                                   Cede & Co.
- --------------------------------------------------------------------------------
                                Registered Owner

                  The registered Owner named above is the registered Owner of a fractional undivided interest in (i) a pool of mortgage loans, consisting of first and second liens (the "Mortgage Loans") formed by Access Financial Lending Corp., a Delaware corporation, and held in trust by __________________, __________________, a national banking association, as trustee (the "Trustee"), on behalf of Access Financial Mortgage Loan Trust __________________, (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of __________________ (the "Pooling and Servicing Agreement") by and among Access Financial Lending Corp., as seller (the "Seller") and as master servicer (the "Master Servicer"), and the Trustee, (ii) such amounts, including Eligible Investments, as from time to time may be held by the Trustee in the Accounts held by the Trustee pursuant to the Pooling and Servicing Agreement by the Master Servicer or any Sub-Servicer in the Principal and Interest Account created pursuant to the Pooling and Servicing Agreement, or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement), (iii) any Property, the ownership of which has been effected in the name of the Master Servicer or any Sub-Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Master Servicer or any Sub-Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) the rights, if any, of the Trust in any Insurance Policies relating to the Mortgage Loans, (v) Net Proceeds (but only to the extent such Net Proceeds do not exceed the sum of the Principal Balance of the related Mortgage Loan plus accrued and unpaid interest on such Mortgage Loan), and (vi) the Certificate Insurance Policy. Such Mortgage Loans and other amounts and property enumerated above are hereinafter referred to as the "Trust Estate."

                  The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and (ii) the aggregate original principal amount of the Class A-5 Group I Certificates on __________________ (the "Startup Day"), which aggregate amount on
__________________  was  __________________.  The Owner  hereof is  entitled  to principal payments on each Payment Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-5 Group I Certificates. The Class A Certificates have been tranched into five "sequential pay" Classes, such that the Class A-5 Group I Certificates are entitled to receive no principal distributions until the Class A-4 Principal Balance has been reduced to zero, the Class A-4 Group I Certificates are entitled to receive no principal distributions until the Class A-3 Principal Balance has been reduced to zero, the Class A-3 Group I Certificates are entitled to receive no principal distributions until the Class A-2 Principal Balance



                                      A-5-2
has been reduced to zero and the Class A-2 Group I Certificates are entitled to receive no principal distributions until the Class A-1 Principal Balance has been reduced to zero.

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

                  SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized Certificates designated as Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-5 Group I (the "Class A-5 Group I Certificates"), and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-1 Group I (the "Class A-1 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-2 Group I (the "Class A-2 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-3 Group I (the "Class A-3 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-4 Group I (the "Class A-4 Group I Certificates"), Access Financial Mortgage Loan Trust __________________ Mortgage Loan Pass-Through Certificates, Class A-6 Group II (the "Class A-6 Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group



                                      A-5-3

I Certificates (the "Class B Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group II (the "Class B Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class BI-S (the "Class BI-S Certificates") and Class BII-S (the "Class BII-S Certificates"), and Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class RL and Class RU (the "Residual Certificates"). The Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I
Certificates, the Class A-5 Group I Certificates, the Class A-6 Group II Certificates (collectively, the "Class A Certificates"), the Class B Group I Certificates, the Class B Group II Certificates, the Class BI-S Certificates, the Class BII-S Certificates and the Residual Certificates are collectively referred to herein as the "Certificates."

                  As more fully described in the Pooling and Servicing Agreement, each Class of Certificates has a specified priority to the collections on the related Pool of Mortgage Loans which comprise the related Available Funds. In addition, ____________________________, as Certificate Insurer, is required pursuant to the Certificate Insurance Policy to make available to the Trustee on each Payment Date 100% of the amount required to be distributed to the Owners of each Class of Class A Certificates on each Payment Date.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the ________ day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing __________________, ____, the Owners of the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates and the Class A-5 Group I Certificates, as of the close of business on the first Business Day of the current calendar month in which such Payment Date occurs (for the Class A-2 through A-5 Group I Certificates, the "Record Date") will be entitled to receive the Class A-2 Distribution Amount, the Class A-3 Distribution Amount, Class A-4 Distribution Amount and Class A-5 Distribution Amount, respectively, relating to such Payment Date. On each Payment Date commencing __________________, the Owners of the Class A-1 Group I Certificates and the Class A-6 Group II Certificates as of the close of business on the Business Day immediately preceding such Payment Date occurs (for the Class A-1 Group I Certificates and the Class A-6 Group II Certificates, the "Record Date") will be entitled to receive the Class A-1 Distribution Amount or the Class A-6 Distribution Amount, respectively, relating to such Payment Date. Distributions



                                      A-5-4
will be made in immediately available funds to Owners of Certificates, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  Each Owner of record of a Class A-1 Group I Certificate, Class A-2 Group I Certificate, Class A-3 Group I Certificate, Class A-4 Group I Certificate, Class A-5 Group I Certificate, and Class A-6 Group II Certificate will be entitled to receive such Owner's Percentage Interest in the amounts due on such Payment Date to the Owners of the Class A-1 Group I Certificate, Class A-2 Group I Certificate, Class A-3 Group I Certificate, the Class A-4 Group I Certificate, the Class A-5 Group I Certificate, and a Class A-6 Group II Certificate, respectively.

                  The Percentage Interest of each Class A-5 Group I Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-5 Group I Certificate by __________________________.

                  The Class A-1 Distribution Amount for any Payment Date will be an amount equal to the Class A-5 Interest Distribution Amount for such Payment Date, the Class A-5 Principal Distribution for such Payment Date, the Class A-5 Interest Carry-Forward Amount for such Payment Date and the Class A-5 Principal Carry-Forward Amount for such Payment Date, as such terms are defined in the Pooling and Servicing Agreement.

                  Pursuant to the Certificate Insurance Policy, _____________________________ (the "Certificate Insurer") is required, to the extent of any insufficiency in the related Available Funds, to make Insured Payments available to the Trustee necessary to deposit the full amount of the related Insured Distribution Amount to the Distribution Account (other than amounts to be paid to the Certificate Insurer) on each Payment Date. Pursuant to the Pooling and Servicing Agreement, from amounts on deposit in the related Distribution Account, the Class A-5 Distribution Amount will be distributed to the Owners of the Class A-5 Group I Certificates. The Certificate Insurer will be subrogated to the rights of the Owners of the Class A-5 Group I Certificates with respect to the related Insured Payments.

                  The Owner of this Certificate is required to notify the Trustee promptly in writing upon the receipt of a court order pursuant to which any amount received by the Owners of the Class A-5 Group I Certificates is recoverable and sought to be recovered as a voidable preference by a trustee in



                                      A-5-5
bankruptcy pursuant to the United States Bankruptcy Code and is required to enclose a copy of such order with such notice to the Trustee.

                  The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

                  Access Financial Lending Corp., as Master Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., ____________________________, any Sub-Servicer, or any of their respective subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency.

                  No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other



                                      A-5-6
liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

                  The Pooling and Servicing Agreement provides that the Seller may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Principal Balance of the Mortgage Loans is ten percent or less of the Original Pool Principal Balance. If the Seller declines to exercise such option within ninety days following such date, the Trustee shall solicit bids for the purchase of all Mortgage Loans remaining in the Trust. If satisfactory bids are received as described in the Pooling and
Servicing Agreement, the Trustee shall effect early retirement of the Certificates. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed ninety days.

                  The Trustee is required to give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  The Owners of a majority of the Percentage Interests represented by any Class of Class A Certificates, or if there are no Class A Certificates then Outstanding, by such Percentage Interest represented by the Class B Certificates then Outstanding, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Estate.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.



                                      A-5-7

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class A-5 Group I Certificates are issuable only as registered Certificates in denominations of $1,000 original principal amount and integral multiples of $1,000 in excess thereof (except for one odd Certificate). As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-5 Group I Certificates are exchangeable for new Class A-5 Group I Certificates of authorized denominations evidencing the same aggregate principal amount.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.




                                                 A-5-8

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                            _____________________________
                                            _________________, as Trustee


                                            By:_____________________________
                                            Title:__________________________


Trustee Authentication


______________________________
__________________________, as
 Trustee


By: _________________________
Title: ______________________


Dated: ___________________




                                      A-5-9

                                                                     EXHIBIT A-6

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST ______
                     MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                               CLASS A-6 GROUP II
                          (Variable Pass-Through Rate)

              Representing Certain Interests Relating to a Pool of
                            Mortgage Loans formed by

                         ACCESS FINANCIAL LENDING CORP.

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., ______________________________, any Sub-Servicer or any of their respective subsidiaries and affiliates. This Certificate represents a fractional ownership interest in the Trust Estate described herein, moneys in the Principal and Interest Account or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement) and certain other rights relating thereto and is payable only from amounts received by the Trustee (i) relating to the Mortgage Loans held by the Trust and (ii) pursuant to the Certificate Insurance Policy.)

No.: A-6-1                             __________________
                                             Date


__________________                     ____________________     ________________
Original Principal                     Final Scheduled          CUSIP
Amount                                 Payment Date

                                   Cede & Co.
- --------------------------------------------------------------------------------
                                Registered Owner

                  The registered Owner named above is the registered Owner of a fractional undivided interest in (i) a pool of mortgage loans, consisting of first and second liens (the "Mortgage Loans") formed by Access Financial Lending Corp., a Delaware corporation, and held in trust by __________________, __________________, a national banking association, as trustee (the "Trustee"), on behalf of Access Financial Mortgage Loan Trust __________________ (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of ________________________, (the "Pooling and Servicing Agreement") by and among Access Financial Lending Corp., as seller (the "Seller") and as master servicer (the "Master Servicer"), and the Trustee, (ii) such amounts, including Eligible Investments, as from time to time may be held by the Trustee in the Accounts held by the Trustee pursuant to the Pooling and Servicing Agreement by the Master Servicer or any Sub-Servicer in the Principal and Interest Account created pursuant to the Pooling and Servicing Agreement, or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement), (iii) any Property, the ownership of which has been effected in the name of the Master Servicer or any Sub-Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Master Servicer or any Sub-Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) the rights, if any, of the Trust in any Insurance Policies relating to the Mortgage Loans, (v) Net Proceeds (but only to the extent such Net Proceeds do not exceed the sum of the Principal Balance of the related Mortgage Loan plus accrued and unpaid interest on such Mortgage Loan), and (vi) the Certificate Insurance Policy. Such Mortgage Loans and other amounts and property enumerated above are hereinafter referred to as the "Trust Estate."

                  The Original Principal Amount set forth above is equal to the product of (i) the Percentage Interest represented by this Certificate and (ii) the aggregate original principal amount of the Class A-6 Group II Certificates on __________________, (the "Startup Day"), which aggregate amount on __________________, was __________________. The Owner hereof is entitled to principal payments on each Payment Date, as hereinafter described, which will fully amortize such Original Principal Amount over the period from the date of initial delivery hereof to the final Payment Date of the Class A-6 Group II Certificates.

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.




                                      A-6-2

                  SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This  Certificate  is  one  of  a  Class  of   duly-authorized
Certificates designated as Access Financial Mortgage Loan Trust __________________ Mortgage Loan Pass-Through Certificates, Class A-6 Group II (the "Class A-6 Group II Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-1 Group I (the "Class A-1 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, 6.925% Mortgage Loan Pass-Through Certificates, Class A-2 Group I (the "Class A-2 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-3 Group I (the "Class A-3 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-4 Group I (the "Class A-4 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-5 Group I (the "Class A-5 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group I Certificates (the "Class B Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group II (the "Class B Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class BI-S (the "Class BI-S Certificates") and Class BII-S (the "Class BII-S Certificates"), and Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class RL and Class RU (the "Residual Certificates"). The Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-6 Group II



                                      A-6-3

Certificates (collectively, the "Class A Certificates"), the Class B Group I Certificates, the Class B Group II Certificates, the Class BI-S Certificates, the Class BII-S Certificates and the Residual Certificates are collectively referred to herein as the "Certificates."

                  As more fully described in the Pooling and Servicing Agreement, each Class of Certificates has a specified priority to the collections on the related Pool of Mortgage Loans which comprise the related Available Funds. In addition, ______________________________, as Certificate Insurer, is required pursuant to the Certificate Insurance Policy to make available to the Trustee on each Payment Date 100% of the amount required to be distributed to the Owners of each Class of Class A Certificates on each Payment Date.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the ____ day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing __________________, the Owners of the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates and the Class A-5 Group I Certificates, as of the close of business on the first Business Day of the current calendar month in which such Payment Date occurs (for the Class A-2 through A-5 Group I Certificates, the "Record Date") will be entitled to receive the Class A-2 Distribution Amount, the Class A-3 Distribution Amount, Class A-4 Distribution Amount and Class A-5 Distribution Amount, respectively, relating to such Payment Date. On each Payment Date commencing __________________, the Owners of the Class A-1 Group I Certificates and the Class A-6 Group II Certificates as of the close of business on the Business Day immediately preceding such Payment Date occurs (for the Class A-1 Group I Certificates and the Class A-6 Group II Certificates, the "Record Date") will be entitled to receive the Class A-1 Distribution Amount or the Class A-6 Distribution Amount, respectively, relating to such Payment Date. Distributions will be made in immediately available funds to Owners of Certificates, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  Each Owner of record of a Class A-1 Group I Certificate, Class A-2 Group I Certificate, Class A-3 Group I Certificate, Class A-4 Group I Certificate, Class A-5 Group I Certificate, and Class A-6 Group II Certificate will be entitled to receive such Owner's Percentage Interest in the



                                      A-6-4
amounts due on such Payment Date to the Owners of the Class A-1 Group I Certificate, Class A-2 Group I Certificate, Class A-3 Group I Certificate, the Class A-4 Group I Certificate, the Class A-5 Group I Certificate, and a Class A-6 Group II Certificate, respectively.

                  The Percentage Interest of each Class A-6 Group II Certificate as of any date of determination will be equal to the percentage obtained by dividing the Original Principal Amount set forth on such Class A-6 Group II Certificate by ________________________.

                  The Class A-6 Distribution Amount for any Payment Date will be an amount equal to the Class A-6 Interest Distribution Amount for such Payment Date, the Class A-6 Principal Distribution for such Payment Date, the Class A-6 Interest Carry-Forward Amount for such Payment Date and the Class A-6 Principal Carry-Forward Amount for such Payment Date, as such terms are defined in the Pooling and Servicing Agreement.

                  Pursuant to the Certificate Insurance Policy, ___________________________ (the "Certificate Insurer") is required, to the extent of any insufficiency in the related Available Funds, to make Insured Payments available to the Trustee necessary to deposit the full amount of the related Insured Distribution Amount to the Distribution Account (other than amounts to be paid to the Certificate Insurer) on each Payment Date. Pursuant to the Pooling and Servicing Agreement, from amounts on deposit in the related Distribution Account, the Class A-6 Distribution Amount will be distributed to the Owners of the Class A-6 Group II Certificates. The Certificate Insurer will be subrogated to the rights of the Owners of the Class A-6 Group II Certificates with respect to the related Insured Payments.

                  The Owner of this Certificate is required to notify the Trustee promptly in writing upon the receipt of a court order pursuant to which any amount received by the Owners of the Class A-6 Group II Certificates is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code and is required to enclose a copy of such order with such notice to the Trustee.

                  The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.




                                      A-6-5

                  Access Financial Lending Corp., as Master Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., _________________________, any Sub-Servicer, or any of their respective subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency.

                  No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

                  The Pooling and Servicing Agreement provides that the Seller may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby



                                      A-6-6
effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Principal Balance of the Mortgage Loans is ten percent or less of the Original Pool Principal Balance. If the Seller declines to exercise such option within ninety days following such date, the Trustee shall solicit bids for the purchase of all Mortgage Loans remaining in the Trust. If satisfactory bids are received as described in the Pooling and Servicing Agreement, the Trustee shall effect early retirement of the Certificates. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed ninety days.

                  The Trustee is required to give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  The Owners of a majority of the Percentage Interests represented by any Class of Class A Certificates, or if there are no Class A Certificates then Outstanding, by such Percentage Interest represented by the Class B Certificates then Outstanding, upon compliance with the requirements set forth in the Pooling and Servicing Agreement, have the right to exercise any trust or power set forth in the Pooling and Servicing Agreement with respect to the Certificates or the Trust Estate.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class A-6 Group II Certificates are issuable only as registered Certificates in denominations of $1,000 original principal amount and integral multiples of $1,000 in excess thereof (except for one odd Certificate). As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-6 Group II Certificates



                                      A-6-7
are exchangeable for new Class A-6 Group II Certificates of authorized denominations evidencing the same aggregate principal amount.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.




                                      A-6-8

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                            _______________________________
                                            ___________________, as Trustee


                                            By:_____________________________
                                            Title:__________________________


Trustee Authentication


_________________________,
_____________________, as
 Trustee


By: _________________________
Title: ______________________


Dated: ____________________




                                      A-6-9

                                                                     EXHIBIT B-1


                  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

             ACCESS FINANCIAL MORTGAGE LOAN TRUST __________________
                     MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                                 CLASS B GROUP I


              Representing Certain Interests Relating to a Pool of
                            Mortgage Loans formed by

                         ACCESS FINANCIAL LENDING CORP.

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., ______________________________, any Sub-Servicer or any of their respective subsidiaries and affiliates. This Certificate represents a fractional ownership interest in the Trust Estate described herein, moneys in the Principal and Interest Account or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement) and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held by the Trust.)

No.: B-1-1                             _______________
                                            Date


__________________                     ____________________
Original Principal                     Final Scheduled
Amount                                 Payment Date



- --------------------------------------------------------------------------------
                                Registered Owner

                  The registered Owner named above is the registered Owner of a fractional undivided interest in (i) a pool of mortgage loans, consisting of first and second liens (the "Mortgage Loans") formed by Access Financial Lending Corp., a Delaware corporation, and held in trust by __________________, __________________, a national banking association, as trustee (the "Trustee"), on behalf of Access Financial Mortgage Loan Trust __________________ (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of __________________ (the "Pooling and Servicing Agreement") by and among Access Financial Lending Corp., as seller (the "Seller") and as master servicer (the "Master Servicer"), and the Trustee, (ii) such amounts, including Eligible Investments, as from time to time may be held by the Trustee in the Accounts held by the Trustee pursuant to the Pooling and Servicing Agreement by the Master Servicer or any Sub-Servicer in the Principal and Interest Account created pursuant to the Pooling and Servicing Agreement, or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement), (iii) any Property, the ownership of which has been effected in the name of the Master Servicer or any Sub-Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Master Servicer or any Sub-Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) the rights, if any, of the Trust in any Insurance Policies relating to the Mortgage Loans, (v) Net Proceeds (but only to the extent such Net Proceeds do not exceed the sum of the Principal Balance of the related Mortgage Loan plus accrued and unpaid interest on such Mortgage Loan), and (vi) the Certificate Insurance Policy. Such Mortgage Loans and other amounts and property enumerated above are hereinafter referred to as the "Trust Estate."

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

                  SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.




                                      B-1-2

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This  Certificate  is  one  of  a  Class  of   duly-authorized
Certificates designated as Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group I Certificates (the "Class B Group I Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-1 Group I (the "Class A-1 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, 6.925% Mortgage Loan Pass-Through Certificates, Class A-2 Group I (the "Class A-2 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-3 Group I (the "Class A-3 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-4 Group I (the "Class A-4 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-5 Group I (the "Class A-5 Group I Certificates"), Access Financial Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Class A-6 Group II (the "Class A-6 Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group II (the "Class B Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class BI-S (the "Class BI-S Certificates") and Class BII-S (the "Class BII-S Certificates"), and Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class RL and Class RU (the "Residual Certificates"). The Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I
Certificates, the Class A-6 Group II Certificates (collectively, the "Class A Certificates"), the Class B Group I Certificates, the Class B Group II Certificates, the Class BI-S Certificates, the Class BII-S Certificates and the Residual Certificates are collectively referred to herein as the "Certificates."

                  As more fully described in the Pooling and Servicing Agreement, each Class of Certificates has a specified priority to the collections on the related Pool of Mortgage Loans which comprise the related Available Funds.




                                      B-1-3

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the ____ day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing __________________, _____, the Owners of the Class B Group I Certificates as of the close of business on the first Business Day of the calendar month in which such Payment Date occurs (the "Record Date") will be entitled to receive the Class B Group I Distribution Amount. Distributions will be made in immediately available funds to Owners of Certificates, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  Each Owner of record of a Class B Group I Certificate will be entitled to receive such Owner's Percentage Interest in the Class B Group I Distribution Amount due on such Payment Date to the Owners of the Class B Group I Certificates. The Class B Group I Distribution Amount as of any date of determination will be determined as set forth in the Pooling and Servicing Agreement.

                  The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

                  Access Financial Lending Corp., as Master Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., __________________, any Sub-Servicer, or any of their respective subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency.



                                      B-1-4

                  No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

                  The Pooling and Servicing Agreement provides that the Seller may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Principal Balance of the Mortgage Loans is ten percent or less of the Original Pool Principal Balance. If the Seller declines to exercise such option within ninety days following such date, the Trustee shall solicit bids for the purchase of all Mortgage Loans remaining in the Trust. If satisfactory bids are received as described in the Pooling and
Servicing Agreement, the Trustee shall effect early retirement of the Certificates. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed ninety days.



                                      B-1-5

                  The Trustee is required to give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class B Group I Certificates are issuable only as registered Certificates in minimum denominations of $100,000 original principal amount and integral multiples of $1,000 in excess thereof (except for one odd Class B Group I Certificate). As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B Group I Certificates are exchangeable for new Class B Group I Certificates evidencing the same Percentage Interest as the Class B Group I Certificates exchanged.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.




                                      B-1-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.



                                            ________________________________,
                                            ________________________________
                                                   as Trustee


                                            By:_____________________________
                                               Name:
                                               Title:


Trustee's Authentication


______________________________
 as Trustee


By: _________________________
    Name:
    Title:






                                      B-1-7

                                                                     EXHIBIT B-2



                  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                 ACCESS FINANCIAL MORTGAGE LOAN TRUST __________
                     MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                                CLASS B GROUP II


              Representing Certain Interests Relating to a Pool of
                            Mortgage Loans formed by

                         ACCESS FINANCIAL LENDING CORP.

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., _________________________, any Sub-Servicer or any of their respective subsidiaries and affiliates. This Certificate represents a fractional ownership interest in the Trust Estate described herein, moneys in the Principal and Interest Account or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement) and certain other rights relating thereto and is payable only from amounts received by the Trustee relating to the Mortgage Loans held by the Trust.)

No.:  B-2-1                            __________________
                                              Date


_________________________            _______________________
Original Principal                   Final Scheduled
Amount                               Payment Date


- --------------------------------------------------------------------------------
                                Registered Owner

                  The registered Owner named above is the registered Owner of a fractional undivided interest in (i) a pool of mortgage loans, consisting of first and second liens (the "Mortgage Loans") formed by Access Financial Lending Corp., a Delaware corporation, and held in trust by __________________, __________________, a national banking association, as trustee (the "Trustee"), on behalf of Access Financial Mortgage Loan Trust __________________ (the "Trust") pursuant to that certain Pooling and Servicing Agreement dated as of __________________ (the "Pooling and Servicing Agreement") by and among Access Financial Lending Corp., as seller (the "Seller") and as master servicer (the "Master Servicer"), and the Trustee, (ii) such amounts, including Eligible Investments, as from time to time may be held by the Trustee in the Accounts held by the Trustee pursuant to the Pooling and Servicing Agreement by the Master Servicer or any Sub-Servicer in the Principal and Interest Account created pursuant to the Pooling and Servicing Agreement, or otherwise held by the Master Servicer or any Sub-Servicer in trust for the Owners (except as otherwise provided in the Pooling and Servicing Agreement), (iii) any Property, the ownership of which has been effected in the name of the Master Servicer or any Sub-Servicer on behalf of the Trust as a result of foreclosure or acceptance by the Master Servicer or any Sub-Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust, (iv) the rights, if any, of the Trust in any Insurance Policies relating to the Mortgage Loans, (v) Net Proceeds (but only to the extent such Net Proceeds do not exceed the sum of the Principal Balance of the related Mortgage Loan plus accrued and unpaid interest on such Mortgage Loan), and (vi) the Certificate Insurance Policy. Such Mortgage Loans and other amounts and property enumerated above are hereinafter referred to as the "Trust Estate."

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

                  SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A CLASS OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.




                                      B-2-2

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized Certificates designated as Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group II (the "Class B Group II Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-1 Group I (the "Class A-1 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-2 Group I (the "Class A-2 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-3 Group I (the "Class A-3 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-4 Group I (the "Class A-4 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-5 Group I (the "Class A-5 Group I Certificates"), Access Financial Mortgage Loan Trust __________________ Mortgage Loan Pass-Through Certificates, Class A-6 Group II (the "Class A-6 Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group I Certificates (the "Class B Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class BI-S (the "Class BI-S Certificates") and Class BII-S (the "Class BII-S Certificates") and Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class RL and Class RU (the "Residual Certificates"). The Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-6 Group II Certificates (collectively, the "Class A Certificates"), the Class B Group I Certificates, the Class B Group II Certificates, the Class BI-S Certificates, the Class BII-S Certificates and the Residual Certificates are collectively referred to herein as the "Certificates."

                  As more fully described in the Pooling and Servicing Agreement, each Class of Certificates has a specified priority to the collections on the related Pool of Mortgage Loans which comprise the related Available Funds.




                                      B-2-3

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the ____ day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date") commencing __________________, _______ the Owners of the Class B Group II Certificates as of the close of business on the first Business Day of the calendar month in which such Payment Date occurs (the "Record Date") will be entitled to receive the Class B Group II Distribution Amount. Distributions will be made in immediately available funds to Owners of Certificates, by wire transfer or otherwise, to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  Each Owner of record of a Class B Group II Certificate will be entitled to receive such Owner's Percentage Interest in the Class B Group II Distribution Amount due on such Payment Date to the Owners of the Class B Group II Certificates. The Class B Group II Distribution Amount as of any date of determination will be determined as set forth in the Pooling and Servicing Agreement.

                  The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

                  Access Financial Lending Corp., as Master Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., __________________________, any Sub-Servicer, or any of their respective subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency.



                                      B-2-4

                  No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

                  The Pooling and Servicing Agreement provides that the Seller may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Principal Balance of the Mortgage Loans is ten percent or less of the Original Pool Principal Balance. If the Seller declines to exercise such option within ninety days following such date, the Trustee shall solicit bids for the purchase of all Mortgage Loans remaining in the Trust. If satisfactory bids are received as described in the Pooling and
Servicing Agreement, the Trustee shall effect early retirement of the Certificates. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed ninety days.



                                      B-2-5

                  The Trustee is required to give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  As provided in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class B Group II Certificates are issuable only as registered Certificates in minimum denominations of $100,000 original principal amount and integral multiples of $1,000 in excess thereof (except for one odd Class B Group II Certificate). As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B Group II Certificates are exchangeable for new Class B Group II Certificates evidencing the same Percentage Interest as the Class B Group II Certificates exchanged.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary, except as may otherwise be specifically provided in the Pooling and Servicing Agreement with respect to the Certificate Insurer.




                                      B-2-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.




                                            _______________________________
                                            ___________________, as Trustee


                                            By:_____________________________
                                            Title:__________________________


Trustee Authentication


_________________________,
_____________________, as
 Trustee


By: _________________________
Title: ______________________


Dated: ___________________




                                      B-2-7

                                                                     EXHIBIT B-3

                  SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN (X) A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE AND (Y) CERTAIN OTHER PROPERTY HELD IN THE GROUP I SUPPLEMENTAL INTEREST PAYMENT ACCOUNT.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL SAVINGS AND LOAN INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  TRANSFER OF THIS CLASS BI-S CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

                      SUPPLEMENTAL INTEREST PAYMENT ACCOUNT
                                   RELATING TO
                   ACCESS FINANCIAL MORTGAGE LOAN TRUST _____
                                   CLASS BI-S

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., _________________________, any Sub-Servicer or any Originator or any of their subsidiaries and affiliates. This Certificate represents a fractional ownership interest in certain excess moneys of the Supplemental Interest Payment Account described herein.


No:  BI-S-1                                           Date: ________________

Percentage Interest: _____________                          ____________________

                                                    Final Scheduled Payment Date


                                Registered Owner

                  The registered Owner named above is the registered Owner of a fractional interest in certain excess moneys of the Group I Supplemental Interest Payment Account pursuant to that certain Pooling and Servicing
Agreement dated as of _____________________, (the "Pooling and Servicing Agreement") by and among the Trustee and Access Financial Lending Corp., as Master Servicer (the "Master Servicer") and as Seller.

                  This Certificate is one of a Class of duly authorized Certificates designated as Access Financial Mortgage Loan Trust _______________, Class BI-S Certificates (the "Class BI-S Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this
Certificate by virtue of acceptance hereof assents and by which such Owner is bound.

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the ____ day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date"), commencing __________________, _____, to the persons in whose names the Class BI-S Certificates are registered at the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (the "Record Date"), the Trustee will distribute to each Owner of the Class BI-S Certificates such Owner's Percentage Interest multiplied by any amounts then available to be distributed to the Owners of the Class BI-S Certificates. Distributions will be made in immediately available funds, by wire transfer or otherwise, to the account of such Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least five business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

                  The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.



                                      B-3-2

                  Access Financial Lending Corp., as Maser Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointments as Sub-Servicers for the servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., ___________________________, any Sub-Servicer or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  No Owner shall have the right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.




                                      B-3-3

                  The Pooling and Servicing Agreement provides that the Seller may, at its option, purchase from the Trust all (but no fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Principal Balance of the Mortgage Loans is ten percent or less of the Original Pool Principal Balance. If the Seller declines to exercise such option within ninety days following such date, the Trustee shall solicit bids for the purchase of all Mortgage Loans remaining in the Trust. If satisfactory bids are received as described in the Pooling and
Servicing Agreement, the Trustee shall effect early retirement of the Certificates. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed ninety days.

                  The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in the form required by the Pooling and Servicing Agreement duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest in the Trust Estate will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class BI-S Certificates are issuable only as registered Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class BI-S Certificates are exchangeable for new Class BI-S Certificates evidencing the same Percentage Interest as the Class BI-S Certificates exchanged.



                                      B-3-4

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.



                                      B-3-5

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.



                                            ________________________________,
                                            ________________________________
                                                   as Trustee


                                            By:_____________________________
                                               Name:
                                               Title:


Trustee's Authentication


______________________________
 as Trustee


By: _________________________
    Name:
    Title:




                                      B-3-6

                                                                     EXHIBIT B-4

                  SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN (X) A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE AND (Y) CERTAIN OTHER PROPERTY HELD IN THE GROUP II SUPPLEMENTAL INTEREST PAYMENT ACCOUNT.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL SAVINGS AND LOAN INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  TRANSFER OF THIS CLASS BI-S CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

                      SUPPLEMENTAL INTEREST PAYMENT ACCOUNT
                                   RELATING TO
                   ACCESS FINANCIAL MORTGAGE LOAN TRUST ______
                                   CLASS BII-S

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying mortgage loans insured or guaranteed by, Access Financial Lending Corp., _________________________, any Sub-Servicer, any Originator or any of their subsidiaries and affiliates. This Certificate represents a fractional ownership interest in certain excess moneys of the Supplemental Interest Payment Account described herein.

No:  BII-S-1                                    Date: ________________________

Percentage Interest: _______________            ___________________________
                                                Final Scheduled
                                                Payment Date

                                Registered Owner

                  The registered Owner named above is the registered Owner of a fractional interest in certain excess moneys of the Group II Supplemental Interest Payment Account pursuant to that certain Pooling and Servicing Agreement dated as of __________________ (the "Pooling and Servicing Agreement") by and among the Trustee and Access Financial Lending Corp., as Master Servicer (the "Master Servicer") and the Seller.

                  This Certificate is one of a Class of duly authorized Certificates designated as Access Financial Mortgage Loan Trust ______________, Class BII-S Certificates (the Class BII-S Certificates") and issued under and subject to the terms, provisions, and conditions of the Pooling and Servicing Agreement, to which Pooling ad Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.

                  Terms capitalized herein and to otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the ____ day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date"), commencing __________________, to the persons in whose names the Class BII-S Certificates are registered at the close of business on the last business day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (the "Record Date"), the Trustee will distribute to each Owner of the Class BII-S Certificates such Owner's Percentage Interest multiplied by any amounts then available to be distributed to the Owners of the Class BII-S Certificates. Distributions will be made in immediately available funds, by wire transfer or otherwise, to the account of such Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee at least five business days prior to the related record date, or by check mailed to the address of the person entitled thereto as it appears on the Register.

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.




                                      B-4-2

                  The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

                  Access Financial Lending Corp., as Master Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointments as Sub-Servicers for the servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., __________________,__________, any Sub-Servicer or any of their subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency. This Certificate is limited in right of payment to certain collections and recoveries relating to the Mortgage Loans, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

                  No Owner shall have the right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy of all amounts held by the



                                      B-4-3

Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

                  The Pooling and Servicing Agreement provides that the Seller may, at its option, purchase from the Trust all (but no fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Principal Balance of the Mortgage Loans is ten percent or less of the Original Pool Principal Balance. If the Seller declines to exercise such option within ninety days following such date, the Trustee shall solicit bids for the purchase of all Mortgage Loans remaining in the Trust. If satisfactory bids are received as described in the Pooling and Servicing Agreement, the Trustee shall effect early retirement of the Certificates. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed ninety days.

                  The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in the form required by he Pooling and Servicing Agreement duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest in the Trust Estate will be issued to the designated transferee or transferees.




                                      B-4-4

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class BII-S Certificates are issuable only as registered Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class BII-S Certificates are exchangeable for new Class BII-S Certificates evidencing the same Percentage Interest as the Class BII-S Certificates exchanged.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.



                                      B-4-5

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


                                            ____________________________________
                                              ______________________________
                                                  as Trustee


                                            By:______________________________
                                               Name:
                                               Title:

Trustee's Authentication

_______________________,_____________
  as Trustee



By:___________________________________
    Name:
    Title:




                                      B-4-6

                                                                     EXHIBIT C-1


                  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN THE ONLY "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G and 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  TRANSFER OF THIS CLASS RL CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF THIS CLASS RL CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860E(e)(5) OF THE CODE. SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CLASS RL CERTIFICATE WILL BE REGISTERED BY THE TRUSTEE UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS RL CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.

                  A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THRU ENTITY THAT HOLDS THIS CLASS RL CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF (A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED

THROUGH SUCH PASS-THRU ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THRU" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER IT OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.


                   ACCESS FINANCIAL MORTGAGE LOAN TRUST ______
                     MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                                    CLASS RL

              Representing Certain Interests Relating to a Pool of
                            Mortgage Loans Formed by

                         ACCESS FINANCIAL LENDING CORP.

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., ___________________________, any Sub-Servicer or any of their respective subsidiaries and affiliates. This Certificate represents a fractional residual ownership interest in the Lower-Tier REMIC described in the Pooling and Servicing Agreement.)

No: RL-1                                             Date: _________________

Percentage Interest: _______                               __________________
                                                           Final Scheduled
                                                           Payment Date


- --------------------------------------------------------------------------------
                                Registered Owner



                                      C-1-2

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized Certificates designated as Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class RL (the "Class RL Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-1 Group I (the "Class A-1 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-2 Group I (the "Class A-2 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-3 Group I (the "Class A-3 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-4 Group I (the "Class A-4 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-5 Group I (the "Class A-5 Group I Certificates"), Access Financial Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Class A-6 Group II (the "Class A-6 Group II Certificates"), Access Financial Mortgage Loan Trust __________________ Mortgage Loan Pass-Through Certificates, Class B Group I Certificates (the "Class B Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group II (the "Class B Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class BI-S (the "Class BI-S Certificates") and Class BII-S (the "Class BII-S Certificates") and Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class RU (together with the Class RL Certificates, the "Residual Certificates"). The Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-6 Group II Certificates (collectively, the "Class A Certificates"), the Class B Group I Certificates, the Class B Group II Certificates, the Class BI-S Certificates, the Class BII-S Certificates and the Residual Certificates are collectively referred to herein as the "Certificates."



                                      C-1-3

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the ____ day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date"), commencing __________________, to the Owners of the Class RL Certificates as of the close of business on the first Business Day of the calendar month in which such Payment Date occurs (the "Record Date"), the Trustee will distribute to each Owner of the Class RL Certificates such Owner's Percentage Interest multiplied by the amounts then available to be distributed to the Owners of the Class RL Certificates. No significant distributions are anticipated to be made.

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

                  The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

                  Access Financial Lending Corp., as Master Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., __________________________, any Sub-Servicer, or any of their respective subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency.

                  No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver



                                      C-1-4
or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

                  The Pooling and Servicing Agreement provides that the Seller may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Principal Balance of the Mortgage Loans is ten percent or less of the Original Pool Principal Balance. If the Seller declines to exercise such option within ninety days following such date, the Trustee shall solicit bids for the purchase of all Mortgage Loans remaining in the Trust. If satisfactory bids are received as described in the Pooling and
Servicing Agreement, the Trustee shall effect early retirement of the Certificates. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed ninety days.




                                      C-1-5

                  The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in the form set forth in the Pooling and Servicing Agreement duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class RL Certificates are issuable only as registered Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class RL Certificates are exchangeable for new Class RL Certificates evidencing the same Percentage Interest as the Class RL Certificates exchanged.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.





                                      C-1-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.


________________________________
___________________, as Trustee


By:___________________________
   Title:_____________________



Trustee's Authentication

__________________________,
__________________________,
  as Trustee



By:__________________________
Title:_______________________



Dated: _________________



                                      C-1-7

                                                                     EXHIBIT C-2



                  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN THE ONLY "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G and 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

                  TRANSFER OF THIS CLASS RU CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF THIS CLASS RU CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860E(e)(5) OF THE CODE. SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMERS' COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CLASS RU CERTIFICATE WILL BE REGISTERED BY THE TRUSTEE UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS RU CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION. A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.

                  A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THRU ENTITY THAT HOLDS THIS CLASS RU CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF (A) THE AMOUNT OF EXCESS INCLU-

SIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THRU ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THRU" ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER IT OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.


                   ACCESS FINANCIAL MORTGAGE LOAN TRUST ______
                     MORTGAGE LOAN PASS-THROUGH CERTIFICATE
                                    CLASS RU

              Representing Certain Interests Relating to a Pool of
                            Mortgage Loans Formed by

                         ACCESS FINANCIAL LENDING CORP.

                  (This Certificate does not represent an interest in, or an obligation of, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., ______________________________________, any
Sub-Servicer  or any of  their  respective  subsidiaries  and  affiliates.  This
Certificate represents a fractional residual ownership interest in the Upper-Tier REMIC described in the Pooling and Servicing Agreement.)

No: RU-1                                    Date: _____________________

Percentage Interest: _______                          __________________
                                                      Final Scheduled
                                                      Payment Date


- --------------------------------------------------------------------------------
                                Registered Owner



                                      C-2-2

                  THIS CERTIFICATE IS A PASS-THROUGH CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

                  This Certificate is one of a Class of duly-authorized Certificates designated as Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class RU (the "RU Certificates") and issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound. Also issued under the Pooling and Servicing Agreement are Certificates designated as Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-1 Group I (the "Class A-1 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-2 Group I (the "Class A-2 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-3 Group I (the "Class A-3 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-4 Group I (the "Class A-4 Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class A-5 Group I (the "Class A-5 Group I Certificates"), Access Financial Mortgage Loan Trust __________________ Mortgage Loan Pass-Through Certificates, Class A-6 Group II (the "Class A-6 Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group I Certificates (the "Class B Group I Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class B Group II (the "Class B Group II Certificates"), Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class BI-S (the "Class BI-S Certificates") and Class BII-S (the "Class BII-S Certificates") and Access Financial Mortgage Loan Trust __________________, Mortgage Loan Pass-Through Certificates, Class RL (together with the Class RU Certificates, the "Residual Certificates"). The Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-6 Group II Certificates (collectively, the "Class A Certificates"), the Class B Group I Certificates, the Class B Group II Certificates, the Class BI-S Certificates, the Class BII-S Certificates and the Residual Certificates are collectively referred to herein as the "Certificates."




                                      C-2-3

                  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

                  On the ____ day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a "Payment Date"), commencing __________________, to the Owners of the Class RU Certificates as of the close of business on the first Business Day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (the "Record Date"), the Trustee will distribute to each Owner of the Class RU Certificates such Owner's Percentage Interest multiplied by the amounts then available to be distributed to the Owners of the Class RU Certificates. No significant distributions are anticipated to be made.

                  Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee. The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed cancelled for all purposes under the Pooling and Servicing Agreement.

                  The Trustee is required to duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement. Amounts properly withheld under the Code or applicable state or local law by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

                  Access Financial Lending Corp., as Master Servicer, pursuant to the Pooling and Servicing Agreement will service the Mortgage Loans. The Pooling and Servicing Agreement permits the Master Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of the Mortgage Loans. No appointment of any Sub-Servicer shall release the Master Servicer from any of its obligations under the Pooling and Servicing Agreement.

                  This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Mortgage Loans insured or guaranteed by, Access Financial Lending Corp., ___________________________, any Sub-Servicer, or any of their respective subsidiaries and affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, or any other governmental agency.

                  No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling



                                      C-2-4
and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

                  Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

                  The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the earlier of (i) the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement upon the later to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate or (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate or (ii) at any time when a Qualified Liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC is effected as described in the Pooling and Servicing Agreement.

                  The Pooling and Servicing Agreement provides that the Seller may, at its option, purchase from the Trust all (but not fewer than all) remaining Mortgage Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Remittance Date when the aggregate outstanding Principal Balance of the Mortgage Loans is ten percent or less of the Original Pool Principal Balance. If the Seller declines to exercise such option within ninety days following such date, the Trustee shall solicit bids for the purchase of all Mortgage Loans remaining in the Trust. If satisfactory bids are received as described in the Pooling and
Servicing Agreement, the Trustee shall effect early retirement of the Certificates. If satisfactory bids are not received, the Trustee shall decline to sell the Mortgage Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Mortgage Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed ninety days.




                                      C-2-5

                  The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in the form set forth in the Pooling and Servicing Agreement duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

                  The Trustee is required to furnish certain information on each Payment Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

                  The Class RU Certificates are issuable only as registered Certificates. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class RU Certificates are exchangeable for new Class RU Certificates evidencing the same Percentage Interest as the Class RU Certificates exchanged.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee or any such agent shall be affected by notice to the contrary.





                                      C-2-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.



_______________________________
____________________, as Trustee


By:___________________________
   Title:_____________________



Trustee's Authentication

__________________________,
__________________________,
  as Trustee



By:__________________________
Title:_______________________



Dated: _______________



                                      C-2-7

                                                                       EXHIBIT D



                          FORM OF TRANSFER CERTIFICATE


______________________________
______________________________
______________________________
Attention: ______________________________


Access Financial Lending Corp.
400 Highway 169 South, Suite 400
P.O. Box 26365
St. Louis Park, Minnesota 55426-0365
Attention:  Operations

Ladies and Gentlemen:

                  The undersigned (the "Transferee") has agreed to purchase from ______________________________ (the "Transferor") the following:


                           Class                     Number
                           -----                     ------

                           _____                     ______

                           _____                     ______

                           _____                     ______


                  A. Rule 144A "Qualified Institutional Buyers" should complete this section

                  I.  The Transferee is (check one):

____              (i) An insurance  company,  as defined in Section 2(13) of the
Securities Act of 1933, as amended (the "Securities Act"), (ii) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), (iii) a business development company as defined in
Section 2(a)(48) of the Securities Act, (iv) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended, (v) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, (vi) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (vii) a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended, (viii) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation (other than a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution referenced in Section 3(a)(2) of the Securities Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; or (ix) an investment advisor registered under the Investment Advisors Act of 1940, as amended, which, for each of (i) through
(ix),  owns and  invests  on a  discretionary  basis at least  $100  million  in securities other than securities of issuers affiliated with the Transferee, securities issued or guaranteed by the United States or a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, bank deposit notes and certificates of deposit, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement, and currency, interest rate and commodity swaps (collectively, "Excluded Securities");

____              a dealer  registered  pursuant to Section 15 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act") that in the aggregate owns and invests on a discretionary basis at least $10 million of securities other than Excluded Securities and securities constituting the whole or part of an unsold allotment to, or subscription by, Transferee as a participant in a public offering;

____              an investment  company registered under the Investment Company
Act that is part of a family of investment companies (as defined in Rule 144A of the Securities and Exchange Commission) which own in the aggregate at least $100 million in securities other than Excluded Securities and securities of issuers that are part of such family of investment companies;

____              an  entity,  all of the  equity  owners of which are  entities described in this Paragraph A(I);

____              a bank as defined in Section  3(a)(2) of the  Securities  Act, any savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution that in the aggregate owns and invests on a discretionary basis at least $100 million in securities other than Excluded Securities and has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of transfer of the Certificates to the Transferee in the case of a U.S. Bank or savings and loan association, and not more than 18 months preceding such date in the case of a foreign bank or savings association or equivalent institution.

                  II. The Transferee is acquiring such Certificates solely for its own account, for the account of one or more others, all of which are "Qualified Institutional Buyers" within the meaning of Rule 144A, or in its capacity as a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a "Qualified Institutional Buyer". The Transferee is not acquiring such Certificates with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Certificates under the Securities Act.

                  B. "Accredited Investors" should complete this Section

                  I.  The Transferee is (check one):

____              a bank within the meaning of Section 3(a)(2) of the Securities
Act;

____              a savings and loan association or other institution defined in
Section 3(a)(5) of the Securities Act;

____              a broker or dealer registered pursuant to the Exchange Act;

                  an insurance company within the meaning of Section 2(13) of the Securities Act;

____              an investment  company registered under the Investment Company
Act;

____              an  employee  benefit  plan  within the  meaning of Title I of
ERISA, which has total assets in excess of $5,000,000;

____              another  entity which is an "accredited  investor"  within the meaning of paragraph (fill in) of subsection (a) of Rule 501 of the Securities and Exchange Commission.

                  II. The Transferee is acquiring such Certificates solely for its own account, for investment, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Certificates under the Securities Act.

                  C. If the Transferee is unable to complete one of paragraph A(I) or paragraph B(I) above and is not a designated PORTAL depository organization, the Transferee must furnish an opinion in form and substance satisfactory to the Trustee of counsel satisfactory to the Trustee to the effect that such purchase will not violate any applicable federal or state securities laws.

                  D. The Transferee represents that either (a) it is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(l) of the Internal Revenue Code of 1986, or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason so such plan's investment in the entity (any such entity described in clauses (i) through (iii), a "Benefit Plan Entity")* or (b) it is an insurance company general account and, pursuant to Section I of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), the acquisition and holding of the Class A Certificates and, pursuant to Section III of PTCE 95-60, the servicing, management and operation of the Trust are with respect to such Purchaser exempt form the "prohibited transaction" provisions of ERISA and the Code or (c) if the Purchaser is a Benefit Plan Entity, the following:

         (i) the Purchaser is not a Benefit Plan Entity with respect to an employee benefit plan sponsored by any member of the Restricted Group (as defined in the Private Placement Memorandum);

         (ii) either (A) the person who has discretionary authority or renders investment advice to the Purchaser with respect to the investment of plan assets in the Class A Certificates is not an Obligor (or an affiliate) with respect to the Mortgage Loans (as defined in the Prospectus), or (B) the person who has such discretionary authority or renders such investment advice is an Obligor (or an affiliate) with respect to less than 5 percent of the Receivables; and, immediately after the acquisition of the Class A Certificates,



- --------
* Do not include option (b) or (c) for acquisitions or transfers of a class of Certificates which has not been placed or underwritten by an entity which has an Underwriter Exemption (as described in Prohibited Transaction Class Exception 95-60) and do not include option (c) for acquisitions or transfers of Certificates that (i) evidence rights and interests that are subordinated to the rights and interests evidenced by other Certificates of the Trust, or (ii) occur at any time during which the Certificates being acquired or transferred are not rated in one of the top three rating categories of any rating agency that satisfies the requirements of Prohibited Transaction Exemption 89-90 and that
(a) is rating the Certificates as of the date hereof and (b) has been requested by the issuer of the Certificates to rate the Certificates.

no more than 25 percent of the assets of the Purchaser are invested in certificates representing an interest in a trust containing assets sold or serviced by the same entity; and

         (iii) the purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D pursuant to the 1933 Act.



Very truly yours,



By: ______________________________
Title: ___________________________

Dated: _______________

                                                                       EXHIBIT E



                          FORM OF RESIDUAL CERTIFICATE
                        TAX MATTERS TRANSFER CERTIFICATE


                                                  AFFIDAVIT PURSUANT TO SECTION
                                                  860(e) OF THE INTERNAL REVENUE
                                                  CODE OF 1986, AS AMENDED


STATE OF                   )
                           )  ss:
COUNTY OF                  )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________] [the United States], on behalf of which he makes this affidavit.

         2. That (i) the Investor is not a "disqualified organization" and will not be a "disqualified organization" as of [date of transfer] (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income);
(ii) it is not acquiring the Class RU [RL] Certificate for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement dated as of _________________ among Access Financial Lending Corp., as Seller and Master Servicer, and ______________________, as Trustee that shall be deemed necessary by the Trustee (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class RU [RL] Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Class RU [RL] Certificate unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of __________, ____.


                                       [NAME OF INVESTOR]



                                       By: _____________________________________
                                           [Name of Officer]
                                           [Title of Officer]

[Corporate Seal]

Attest:


_________________________
[Assistant] Secretary


                  Personally appeared before me the above-named [Name of Officer], known or proved to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

                  Subscribed and sworn before me this ____ day of _____________,
____.


_________________________
NOTARY PUBLIC

COUNTY OF _______________

STATE OF ________________

                  My commission expires the ____ day of ____________, ____.

                                                                       EXHIBIT F

                     FORM OF MASTER SERVICER'S TRUST RECEIPT

To: _________________________
    _________________________
    _________________________

    Attn:  Corporate Trust

                                                         Date:

                  In connection with the administration of the mortgage loans serviced by Access Financial Lending Corp. (the "Master Servicer") pursuant to a Pooling and Servicing Agreement dated as of _________________________ (the "Pooling and Servicing Agreement") by and among the Master Servicer, you, as Trustee, and Access Financial Lending Corp., in its capacity as Seller, the Master Servicer hereby requests a release of the File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Loan No.:

Reason for requesting file:

_____ 1.   Mortgage Loan paid in full.

                (The Master Servicer hereby certifies that all amounts received in connection with the loan and required to be remitted to the Trustee have been or will be remitted to the Trustee pursuant to the Pooling and Servicing Agreement.)

_____ 2.

           Mortgage Loan repurchased pursuant to Section 3.2, 3.3 or 3.4(b) of the Pooling and Servicing Agreement.

_____ 3.   Mortgage Loan substituted.

                (The Master Servicer hereby certifies that a Qualified Replacement Mortgage has been or will be assigned and delivered to you along with the related File pursuant to the Pooling and Servicing Agreement.)

_____ 4.   The Mortgage Loan is being foreclosed.

_____ 5.   Other.  (Describe)

                  The undersigned acknowledges that the above File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you, except (i) if the Mortgage Loan has been paid in full, or repurchased or substituted by a Qualified Replacement Mortgage (in which case the File will be retained by us permanently) or (ii) except if the Mortgage Loan is being foreclosed (in which case the File will be returned when no longer required by us for such purpose).

                  Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                            ACCESS FINANCIAL LENDING CORP.


                                            By______________________________
                                              Name:_________________________
                                              Title:________________________


The Trustee hereby acknowledges the above request.


____________________________________________


By:_________________________________________
   Name:
   Title:

                                                                       EXHIBIT G

                                   [RESERVED]

                                                                       EXHIBIT H

                             FORM OF DELIVERY ORDER


                                                         __________


_________________________________
_________________________________, as Trustee
_________________________________
_________________________________

Attention:  ______________


Dear Sirs:

                  Pursuant to Article IV of the Pooling and Servicing Agreement, dated as of _________________________(the "Pooling and Servicing Agreement"), by and among Access Financial Lending Corp., as seller (the "Seller") and master servicer, and _________________________, as trustee (the "Trustee"), the Seller HEREBY CERTIFIES that all conditions precedent to the issuance of Access Financial Mortgage Loan Trust Mortgage ______________ Loan Pass-Through Certificates, Series _______, Class A-1 Group I, Class A-2 Group I, Class A-3 Group I, Class A-4 Group I, Class A-5 Group I, Class A-6 Group II, Class B Group I, Class B Group II, Class RL and Class RU (the "Certificates"), HAVE BEEN SATISFIED and HEREBY REQUESTS YOU TO AUTHENTICATE AND DELIVER said Certificates, and to RELEASE said Certificates to the Seller thereof, or otherwise upon their order.

                                                     Very truly yours,

                                                     ___________________________
                                                       ___________________



                                                     By:________________________
                                                        Name:
                                                        Title:

                                                                       EXHIBIT I

                                   [RESERVED]

                                                                       EXHIBIT J




                   FORM OF CERTIFICATE REGARDING PREPAID LOANS

                  I,   _________________,   _____________  of  Access  Financial
Lending Corp., a Delaware corporation, (the "Seller"), hereby certify that between the "Cut-Off Date" (as defined in the Pooling and Servicing Agreement, dated as of ____________________ , among Access Financial Lending Corp., as seller (the "Seller") and master servicer, and ____________________________, as trustee (the "Trustee") and the "Startup Day" the attached schedule of "Mortgage Loans" (each as defined in the Pooling and Servicing Agreement) has been prepaid in full.


Dated:


                                                  By:___________________________
                                                     Name:
                                                     Title:

                                                                       EXHIBIT K




                      TRUSTEE'S ACKNOWLEDGEMENT OF RECEIPT



                  ________________________________,     a    national    banking
association, in its capacity as trustee (the "Trustee") under that certain Pooling and Servicing Agreement, dated as of ___________________, (the "Pooling and Servicing Agreement"), by and among Access Financial Lending Corp., as seller (the "Seller") and master servicer, and the Trustee, hereby acknowledges receipt of the items delivered to it by the Seller with respect to the Mortgage Loans relating to Access Financial Mortgage Loan Trust of the Pooling and Servicing Agreement.

                  The Mortgage Loan Schedule relating to Access Financial Mortgage Loan Trust ______________ is attached to this Receipt.

                  The Trustee hereby additionally acknowledges that it shall review such items as required by Section 3.4 of the Pooling and Servicing Agreement and shall otherwise comply with Section 3.4 of the Pooling and Servicing Agreement as required thereby.



                                                     ___________________________
                                                       __________________
                                                         as Trustee


                                                     By:________________________
                                                        Name:
                                                        Title:


Dated:  ______________

                                                                       EXHIBIT L

                      FORM OF INTERIM TRUSTEE CERTIFICATION



                                     [DATE]

Access Financial Lending Corp.
400 Highway 169 South, Suite 400
P.O. Box 26365
St. Louis Park, Minnesota  55426-0365
Attention: Operations


___________________________
___________________________
___________________________
Attention:_________________

___________________________
___________________________
___________________________

___________________________
___________________________
___________________________



                RE: Pooling and Servicing Agreement, dated as of
                    ___________________________, among  Access Financial Lending
                    Corp., as seller and master servicer, and _______ ___________________________, as trustee


Ladies and Gentlemen:

                  In accordance with Section 3.4 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as trustee (the "Trustee"), hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule relating to Access Financial Mortgage Loan Trust _________________ (except with respect to the Mortgage Loans, if any, listed in the attached schedule), that:

                    (i) all documents required to be delivered to it are in the Trustee's possession;

                   (ii) the Mortgage Note bears an original of an endorsement to the Trustee purportedly from the original payee (or a set of original endorsements evidencing a complete chain of title from the original payee to the Trustee);

                  (iii) such documents have been reviewed by it and relate to such Mortgage Loan; and

                   (iv) based upon such review, the information set forth in items (i)-(vi) of Section 3.4(a) of the Pooling and Servicing Agreement as they relate to the Mortgage Loan Schedule accurately reflects the information in the Mortgage Files.

                  The Trustee, based on its examination of the Mortgage Loan Files, also hereby confirms that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (except as listed in the attached schedule), that:

                    (i) each Mortgage Note and Mortgage bears an original signature or signatures purporting to be that of the person named as the maker and mortgagor/trustor;

                   (ii) the principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note;

                  (iii) the assignment of Mortgage to the Trustee is in the form required by this Agreement and bears a signature that purports to be the signature of an authorized officer of the Servicer;

                   (iv) if intervening assignments are included in the Mortgage Loan File, each such intervening assignment bears a signature that purports to be the signature of the mortgagee/beneficiary and/or the assignee;

                    (v) if either a title insurance policy or a preliminary title report or a commitment to issue a title policy is delivered, the address of the real property set forth in such policy, report or commitment is identical the real property address contained in the Mortgage;

                   (vi) if either a title insurance policy or a preliminary title report or a commitment to issue a title policy is delivered, such policy or written commitment is for an amount equal to the original principal amount of the Note; and

                  (vii) it has received an original recorded Mortgage and assignment, in each case, with evidence of recordation thereon or a copy thereof certified to be true and correct by the public recording office in possession of such Mortgage and assignment.

                  The  Trustee  has  made  no  independent  examination  of  any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representation as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each such Mortgage File or any of the Mortgage Loans identified on said Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used but not defined herein shall have the respective meanings ascribed to them in the Pooling and Servicing Agreement.


                                                     ___________________________



                                                     By:
                                                          Name:
                                                          Title:



                                       L-3





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                                                                       EXHIBIT M

                       FORM OF FINAL TRUSTEE CERTIFICATION



                                     [DATE]


Access Financial Lending Corp.
400 Highway 169 South, Suite 400
P.O. Box 26365
St. Louis Park, Minnesota  55426-0365
Attention: Operations


___________________________________
___________________________________
___________________________________
Attention:_________________________


___________________________________
___________________________________
___________________________________

___________________________________
___________________________________
___________________________________








                         Re: Pooling and Servicing Agreement, dated as of
                             _______________________, among Access Financial
                             Lending Corp., as seller and master servicer, and ___________________________________, as trustee


Ladies and Gentlemen:

                  In accordance with Section 3.4 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as trustee (the "Trustee"), hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule relating to Access Financial Mortgage Loan Trust ______________________ (except with respect to the Mortgage Loans, if any, listed in the attached schedule), that:

                    (i) all documents required to be delivered to it are in the Trustee's possession;

                   (ii) the Mortgage Note bears an original of an endorsement to the Trustee purportedly from the original payee (or a set of original endorsements evidencing a complete chain of title from the original payee to the Trustee);



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                  (iii)    such documents have been reviewed by it and relate to
                           such Mortgage Loan; and

                   (iv) based upon such review, the information set forth in items (i)-(vi) of Section 3.4(a) of the Pooling and Servicing Agreement as they relate to the Mortgage Loan Schedule accurately reflects the information in the Mortgage Files.

                  The Trustee, based on its examination of the Mortgage Loan Files, also hereby confirms that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (except as listed in the attached schedule), that:

                    (i) each Mortgage Note and Mortgage bears an original signature or signatures purporting to be that of the person named as the maker and mortgagor/trustor;

                   (ii) the principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note;

                  (iii) the assignment of Mortgage to the Trustee is in the form required by this Agreement and bears a signature that purports to be the signature of an authorized officer of the Servicer;

                   (iv) if intervening assignments are included in the Mortgage Loan File, each such intervening assignment bears a signature that purports to be the signature of the mortgagee/beneficiary and/or the assignee;

                    (v) if either a title insurance policy or a preliminary title report or a commitment to issue a title policy is delivered, the address of the real property set forth in such policy, report or commitment is identical the real property address contained in the Mortgage;

                   (vi) if either a title insurance policy or a preliminary title report or a commitment to issue a title policy is delivered, such policy or written commitment is for an amount equal to the original principal amount of the Note; and

                  (vii) it has received an original recorded Mortgage and assignment, in each case, with evidence of



                                       M-2





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                           recordation thereon or a copy thereof certified to be
                           true and correct by the public recording office in possession of such Mortgage and assignment.

                  The  Trustee  has  made  no  independent  examination  of  any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representation as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each such Mortgage File or any of the Mortgage Loans identified on said Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used but not defined herein shall have the respective meanings ascribed to them in the Pooling and Servicing Agreement.


                                                     ___________________________

                                                     By:
                                                          Name:
                                                          Title:

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                                                                       EXHIBIT N


                               AUCTION PROCEDURES


        I.        Pre-Auction Process

                  a. If by the ninetieth day following the Seller's optional termination date pursuant to Section 9.02 of the Pooling and Servicing Agreement, the Seller has not exercised such option, then a plan of complete liquidation with respect to the Mortgage Loans will be adopted by the Trustee in order to satisfy REMIC requirements, and the Trustee will notify ____________________ (or, if ____________________ is unable or unwilling to so act, another investment banking or whole-loan trading firm selected by the Seller (________________________ or such other investment bank or trading firm, the "Advisor")), as Advisor of the assets of the proposed auction.

                  b. Upon receiving notice of the proposed auction, the Advisor will initiate its general auction procedures consisting of the following: (i) with the assistance of the Seller, prepare a general solicitation package along with a confidentiality agreement; (ii) prepare a list of qualified bidders, in a commercially reasonable manner; (iii) initiate contact with all qualified bidders; (iv) send a confidentiality agreement to all qualified bidders; (v) upon receipt of a signed confidentiality agreement, send solicitation packages to all interested bidders on behalf of the Trustee; and (vi) notify the Seller of all potential bidders and anticipated timetable.

                  c. The general solicitation package will include: (i) the prospectus from the public offering of the Class A Certificates ("Prospectus"); (ii) a copy of all monthly servicing reports or a copy of all annual servicing reports and, upon a written request, the prior years' monthly servicing reports; (iii) a form of a purchase and sale agreement and servicing agreement for such sale; (iv) a description of the minimum purchase price required to cause the Trustee to sell the Mortgage Loans as set forth in Section
                           8.3 of the Pooling and Servicing



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                           Agreement;  (v) a formal  bidsheet;  (vi) a  detailed
                           timetable; and (vii) a preliminary data tape of the Mortgage Loans as of the most recent Payment Date reflecting the same data attributes used to create the original Cut-Off Date tables for the Prospectus.

                  d. The Advisor will send solicitation packages to all bidders no later than the Payment Date preceding the date of the auction, which date shall be fifteen (15) Business Days before a Payment Date (the "Auction Date"). Bidders will be required to submit any due diligence questions in writing to the Advisor, for determination of their relevancy, no later than ten
                           (10)  Business  Days  before the  Auction  Date.  The
                           Seller and the Advisor will be required to satisfy all relevant questions at least five (5) Business Days prior to the Auction Date and distribute the questions and answers to all bidders.


       II.        Auction Process

                  a. The Advisor will be allowed to bid in the auction, but will not be required to do so.

                  b. The Seller will also be allowed to bid in the auction if it deems appropriate, but will not be required to do so.

                  c. On the Auction Date, all bids will be due by facsimile to such office as shall be designated by the Trustee by 1:00 p.m. EST; with the winning bidder to be notified by 2:00 p.m. EST. All acceptable bids (as described in Section 8.3 of the Pooling and Servicing Agreement) will be due on a conforming basis on the bid sheet contained in the solicitation package.

                  d. If the Trustee receives fewer than two market value bids from competitive participants in the home equity loan market, the Trustee may, following consultation with the Advisor and the Seller, decline to consummate the sale.

                  e. Upon notification to the winning bidder, a one percent (1%) good faith deposit of the aggregate balance of the unpaid principal balances of the Mortgage Loans as of the last day of the preceding Remittance Period will be



                                       N-2





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                           required to be wired to the Trustee  upon  acceptance
                           of the bid. This deposit, along with any interest income attributable to it, will be credited to the purchase price, but will not be refundable. The Trustee will establish a separate account for the acceptance of the good faith deposit, until such time as the account is fully funded and all monies are transferred into the Certificate Account, such time not to exceed one (1) Business Day before the final Payment Date.

                  f. The winning bidder will receive on the Auction Date a copy of the draft purchase and sale agreement and servicing agreement.

                  g. The Advisor will provide to the Trustee a letter concluding whether or not the winning bid is a fair market value bid. The Advisor will also provide this letter if it is the winning bidder. In the case where the Advisor (or the Seller) is the winning bidder, it will provide in its letter for market comparables and valuations.

                  h. The auction will stipulate that the Master Servicer or a successor Master Servicer be retained to service the Mortgage Loans sold pursuant to the terms of the purchase and sale agreement and the servicing agreement.



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                                                                       EXHIBIT O

                             FORM OF TRUSTEE REQUEST
                              FOR INTEREST ADVANCES


Access Financial Receivables Corp.
400 Highway 169 South, Suite 400
P.O. Box 26365
St. Louis Park, Minnesota 55426-0365

                              Re: Pooling and Servicing Agreement, dated as of
                                  ____________________ , among Access Financial
                                  Lending Corp., as seller and master servicer, and _____________________________ , as trustee


Ladies and Gentlemen:

                  In accordance with Section 7.9 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as trustee (the "Trustee"), hereby requests payment of the following amount representing the Class A-6 Formula Interest Shortfall:

                  $_________________

                  Capitalized words and phrases used but not defined herein shall have the respective meanings ascribed to them in the Pooling and Servicing Agreement.



                                                      __________________________


                                                      __________________________


                                                      By:_______________________
                                                         Name:
                                                         Title:

Dated: ______________